Exhibit 10.5

DATED	18 December 2014

(1) MICROSOFT MOBILE OY

(2) LINE CORPORATION

BUSINESS SALE AGREEMENT

REFERENCE

MJY/AJC: 747922.00260

CONTENTS

CLAUSE

AGREED FORM DOCUMENT

Commercial Agreement

Transitional Services Agreement

AGREEMENT dated	18 December 2014

BETWEEN:

(1)	Microsoft Mobile Oy, a company registered in Finland under number 2583660-5 whose registered office is at Keilaranta 7, 02150, Espoo, Finland (‘the Seller’); and

(2)	LINE CORPORATION, a company incorporated in Japan having its principal office at Shibuya House, 27th Floor, 2-21-1 Shibuya, Shibuya-ku, Tokyo, 150-8510, Japan (‘the Buyer’).

1	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires:

‘Accounting Date’ means 30 September 2014;

‘Accounting Expert’ shall be an accounting firm with an international reputation sufficiently experienced in music industry financial accounting having offices in London and having no other material relationship with either party as appointed by the parties in accordance with either clause 6.2 or 9.6 or otherwise determined pursuant to clause 9.7;

‘Accounts’ means the financial statements of the Seller relating to the Business for the financial period ended on the Accounting Date;

‘Accrued Employee Liabilities’ means any Employment Costs (as defined in Schedule 6) or other liabilities relating to the employees of the Business accrued or referable to the period up to and including, and outstanding as at, the Effective Time;

‘Actual Music Liability Amount’ means the actual amount of the Music Licence Liabilities determined in accordance with clause 9;

‘Ancillary Agreements’ means each of:

(a)	Commercial Agreement;

(b)	Transitional Services Agreement; and

(c)	any other documents referred to in this Agreement,

in the agreed form;

‘Assets’ means all assets and other rights included in the sale under this Agreement;

‘Assignable Contracts’ means all the Contracts other than the Non-Assignable Contracts;

‘Assumed Liabilities’ means the liabilities of the Seller relating to the Business responsibility for which is to be assumed by the Buyer pursuant to clause 4;

‘Book Debts’ means the debts owing to the Seller in respect of goods or services supplied by the Seller in the ordinary course of the Business at the Effective Time;

‘Business’ means the business of a digital music streaming service, carried on up to the Effective Time by the Seller under the Business Name;

‘Business Day’ means a day, except a Saturday or a Sunday, on which clearing banks in the City of London, California and Seoul are open for business generally;

‘Business Name’ means the name MixRadio;

‘Business Warranties’ means the Warranties other than the Fundamental Warranties;

‘Buyer Documents’ means this Agreement and any other agreement referred to in this Agreement to which the Buyer is or has agreed to become a party;

‘Buyer’s Group’ means the Buyer, its subsidiaries and subsidiary undertakings, any holding company or parent undertaking of the Buyer and all other subsidiaries and subsidiary undertakings of any such holding company or parent undertaking as the case may be from time to time;

‘Claim’ means a claim arising for breach of a Warranty;

‘Commercial Agreement’ means the agreed form Commercial Agreement entered into between the Buyer and the Seller;

‘Competent Authority’ includes any national or supra-national court, the European Commission, any governmental or local authority, any other body exercising powers pursuant to any Act of Parliament or Royal Charter and any equivalent or similar body in any jurisdiction;

‘Completion’ means completion of the sale and purchase of the Assets in accordance with clause 8;

‘Completion Date’ means the date on which Completion takes place;

‘Completion Payment’ has the meaning set out in clause 6.2;

‘Completion Statement’ has the meaning set out in clause 6.6;

‘Conditions’ has the meaning set out in clause 2.1;

‘Connected Person’ means, in relation to any person, the spouse or minor children of that person or a company controlled by that person or controlled together by that person and persons connected with him; and for such purposes ‘control’ shall be construed in accordance with section 450 of the Corporation Tax Act 2010;

‘Consideration’ has the meaning set out in clause 6.1;

‘Continuing Provisions’ means clauses 1, 20, 22, 24, 29, 30, 27, 32, 32, 31 and 32;

‘Contracts’ means all contracts, arrangements, orders and commitments entered into or placed by or with the Seller relating to the Business and outstanding at the Effective Time as set out in Part 3 of Schedule 7 and Schedule 8 and the IP Agreements but excluding, for the avoidance of doubt, the Leases and all contracts of employment;

‘Conversion Rate’ means the spot selling and buying mid-market closing rate for a transaction between the two currencies in question as quoted by the London edition of the Financial Times on any date on which a conversion rate is to be determined in accordance with this Agreement or, if no such rate is quoted on that date, on the first preceding day on which such rates are quoted by the Financial Times;

“CWM Service” means the music service known as ‘comes with music’ or ‘Nokia Music Unlimited’ in all jurisdictions other than India;

‘Data Room’ means the information made available on behalf of the Seller via the electronic data room as updated to 17 December 2014;

‘Data Protection Legislation’ means any Legislation relating to privacy, data protection, surveillance, direct marketing, data security or the handling or disclosure of personal data;

‘Disclosed’ means all matters fairly and accurately disclosed in the Disclosure Letter or the Disclosure Materials;

‘Disclosure Letter’ means a letter of the same date as this Agreement addressed by the Seller to the Buyer for the purpose of clause 15.2 and receipt of which is acknowledged by the Buyer and includes any document which is stated in that letter to be deemed to be included in or attached to it;

‘Disclosure Materials’ means:

(a)	this Agreement;

(b)	the documents and information Disclosed to the Buyer or its representatives or advisors through the Data Room, an index of which is attached to the Disclosure Letter; and

(c)	the Disclosure Letter;

‘Disputed Matters’ has the meaning set out in clause 9.6;

‘Domain Names’ has the meaning set out in paragraph 46 of Schedule 3;

‘Effective Time’ means 8.00am London time on the Completion Date;

‘Employees’ means the persons employed wholly or mainly for the purposes of the Business by a Seller Employer at the Transfer Date (which, at the date of this agreement, consists of those persons whose details are set out in Annex A);

‘Estimated Employee Liability Amount’ means the estimated Accrued Employee Liabilities at the Effective Time notified to the Buyer in accordance with clause 6.5;

‘Estimated Music Licence Liability Amount’ means the estimate of the Music Licence Liabilities as at the Effective Time calculated pursuant to clause 6.6;

‘Excluded Assets’ means the assets excluded from the sale and purchase under this Agreement by clause 5.1;

‘Excluded Liabilities’ means (a) all liabilities and obligations relating to the Excluded Assets, (b) Intra Group Payables, (c) any liabilities of the Business (including Tax, for the avoidance of doubt) accrued or referable to the period up to and including the Effective Time other than the Music License Liabilities, (d) all liabilities and obligations relating to non-trade creditors of the Business, (e) Accrued Employee Liabilities except to the extent deducted from the Consideration pursuant to clause 6.1(c), and (f) any liability to taxation of any member of the Seller’s Group;

‘Fixtures and Fittings’ means the fixtures (other than landlord’s fixtures), fittings (other than landlord’s fittings), plant and equipment affixed to or situated on the Leasehold Property at the Effective Time;

‘Fundamental Warranties’ means the covenants for the title implied by the words ‘free from all Security Interests and adverse rights of any description’ in clause 3.1 and those warranties set out in Part 1 of Schedule 3;

‘Goodwill’ means the goodwill of the Business, together with the exclusive right to use the Business Name and to represent the Buyer as carrying on the Business as a going concern in succession to the Seller;

‘Group’ means, in relation to any company, that company and any other company which at the relevant time is its subsidiary or holding company, or a subsidiary of any such holding company; and ‘Member’ of a Group has a corresponding meaning;

‘HMRC’ means HM Revenue and Customs;

‘ICT Contracts’ means all contracts and arrangements relating to the licensing of the ICT Systems and the provision of computer maintenance and support, web site hosting, disaster recovery, facilities management and bureau and on-line services to the Business which are in force at the Effective Time and which are set out in Part 1 of Schedule 8;

‘ICT Systems’ means all computer, communications, electronic and electronic control systems whether digital or analogue used by the Seller or another entity of the Seller’s Group in the Business at the Effective Time for receiving, processing, storing or transmitting data or instructions, including all hardware and software components of such systems;

‘Intellectual Property Rights’ means all industrial and intellectual property rights, whether registered or unregistered, including rights in inventions, trademarks and service marks, (including any goodwill related to any trademark or service mark), trade, brand and business name, designs and design rights, copyright and neighbouring rights, database rights, moral rights (including all such rights in computer software and databases, firmware and other digital material), domain names, all rights protecting confidential and proprietary knowledge and information, registration of, and applications for any of the foregoing and all other industrial and intellectual property rights, in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

‘Intellectual Property’ means (i) all Intellectual Property Rights listed in Part 1 or Part 4 of Schedule 7, (ii) all Intellectual Property Rights in and to the Owned Software, and (iii) all other Intellectual Property Rights that are owned by the Seller or any other entity of the Seller’s Group and used in, or in connection with, the Business at the Effective Time;

‘Intra-Group Payables’ means those amounts payable in respect of the Business to a member of the Seller’s Group other than amounts incurred post-Completion pursuant to an Ancillary Agreement or required pursuant to the assignment or licensing of any of the Leases;

‘IP Agreements’ means all licences, agreements, arrangements, authorisations and permissions:

(a)	granting the right of, or otherwise relating to the, use or exploitation by the Seller or another entity of the Seller’s Group of any Intellectual Property Rights in connection with the Business;

(b)	granting the right of, or otherwise relating to the, use or exploitation by any third party of any Intellectual Property; or

(c)	between the Seller or another entity of the Seller’s Group and any third party entered into in connection with the Business and relating to the development of any material that is or may be the subject matter of Intellectual Property Rights, which are listed in Part 5 of Schedule 7 but excluding the ICT Contracts and the Music Licences;

‘Leasehold Properties’ means the leasehold properties brief particulars of which are given in Part 1 of Schedule 1;

‘Leases’ means the leases, licences and supplemental documents of the Leasehold Properties details of which are set out in Schedule 1 and any other supplemental document entered into by the Seller in connection with those leases and licences pursuant to and in compliance with paragraph 8 of Part 2 of Schedule 1 between the date of this Agreement and the Completion Date;

‘Legislation’ includes all Acts of Parliament, all applicable provisions of the Treaties constituting the European Community, the European Union and the European Economic Area and all orders and regulations made pursuant to such an Act or Treaty or otherwise having the force of law;

‘Liabilities’ means all liabilities, duties, covenants, obligations of every kind, losses, damages and costs, whether arising under contract, common law, statute or otherwise in any jurisdiction;

‘Long Stop Date’ means the date falling 3 months after the date of this Agreement or such other date as the parties may agree in writing;

‘Material Contract means a Contract which currently involves an annual consideration of more than $100,000 irrespective of its outstanding term or length of notice, but shall not include any Contract which is:

(a)	an ICT Contract or IP Agreement;

(b)	a contract of employment or a contract for services; or

(c)	a contract relating to the ownership or occupation of the Leasehold Properties;

‘Material IP Agreement’ has the meaning set out in paragraph 47 of Schedule 3;

‘Music Liability Statement’ has the meaning set out in clause 9.3;

‘Music Licence Liabilities’ means all financial liabilities and obligations to rights holders referable to the period up to and including the period before the Effective Time that have been accrued for by the

Seller’s Group and details of which, and the methodology for their accrual, being as set out in Schedule 9 (but excluding, for the avoidance of doubt, any accounts payable with respect to invoices received on or before the day immediately prior to delivery of the Completion Statement);

‘Music Licences’ means all licences, agreements, arrangements, authorisations and permissions granting the right of, or otherwise relating to the, use or exploitation by the Seller of any musical works or sound recordings in connection with the Business which are listed in Part 3 of Schedule 7;

‘Nominated Buyer Company’ has the meaning set out in clause 3.4;

‘Non-Assignable Contracts’ means all Contracts the assignment of which by the Seller to the Buyer would constitute a breach of the terms of the Contract or would permit any other party to the Contract to terminate it or to treat it as terminated;

‘Notice of Disagreement’ has the meaning set out in clause 9.3;

‘Open Source Software’ (a) means any software that (i) contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software (e.g., without limitation, Linux) or (ii) requires as a condition of its use, modification or distribution that it, or other software incorporated, distributed with, or derived from it, be disclosed or distributed in source code form or made available at no charge; and (b) includes without limitation software licensed under the GNU’s General Public License (GPL) or Lesser/Library GPL, the Mozilla Public License, the Netscape Public License, the Sun Community Source License, the Sun Industry Standards License, the BSD License, a Microsoft Shared Source License, the Common Public License, the Apache License, and any license listed at www.opensource.org;

‘Owned Software’ has the meaning set out in paragraph 44 of Schedule 3;

‘Owned Software Source Code’ has the meaning set out in paragraph 52 of Schedule 3;

‘personal data’ and ‘processing’ have the meanings accorded by applicable Data Protection Legislation;

‘Personal Data’ means the personal data which will be transferred to the Buyer in connection with the transfer of the Business as envisaged by this Agreement;

‘Pre-Completion Customer Notice’ has the meaning set out in clause 12.12;

‘Purchase Price’ means US$40,000,000;

‘Records’ means all books, files, documents and other records relating exclusively or primarily to the Business or any of the Assets in whatever medium held including all payroll, income and stock records, National Insurance, PAYE, VAT and other accounting records, information relating to suppliers or customers, information, records or reports provided under the Music Licences, all promotional material, sales publications, catalogues, price lists, advertising materials, terms and conditions of sale and other sales matter which relate to the Business, together with any plates, blocks, negatives and similar material relating to them;

‘Registered Intellectual Property’ has the meaning set out in clause 43 of Schedule 3;

‘Resolution Period’ has the meaning set out in clause 9.6;

‘Restructuring Costs’ means US$3.6 million;

‘Security Interest’ means any encumbrance, mortgage, charge, assignment, pledge, lien, right of set-off, pre-emption right, option, retention of title or hypothecation for the purpose of or which has the effect of granting a security interest of any kind whatsoever and any agreement, whether conditional or otherwise, to create any of the foregoing but shall not include any encumbrance, lien or retention of title with respect to a hire purchase agreement entered into in the ordinary course of the Business where, as at Completion, no breach has occurred with respect to that agreement;

‘Seller Employer’ means the Seller or a member of the Seller’s Group that employs one or more Employees;

‘Seller’s Group’ means the Seller, its subsidiaries and subsidiary undertakings, any holding company or parent undertaking of the Seller and all other subsidiaries and subsidiary undertakings of any such holding company or parent undertaking as the case may be from time to time;

‘Seller’s Solicitors’ means Reed Smith LLP of the Broadgate Tower, 20 Primrose Street, London EC2A 2RS;

‘Senior Employees’ means each of the following employees: Jyrki Rosenberg, Mike Bebel, Andy Toghill, Renee Porter, Jamie Robertson, Ralph Pighin, Karan Grover, Andy Gaitskell-Kendrick, Steve Robbins, Mitch Rubin and Jaime Gillespie;

‘Supervisory Authority’ has the meaning set out in paragraph 39 of Schedule 3;

‘Tax’ means all forms of taxation and statutory, governmental, state, federal, provincial, local, government or municipal charges, duties, imposts, contributions, levies, withholdings or liabilities wherever chargeable and whether of the UK or any other jurisdiction; and any penalty, fine, surcharge, interest, charges or costs relating thereto;

‘Tax Authority’ means any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official in the United Kingdom or elsewhere competent to impose, collect or assess any Tax;

‘Tax Warranties’ means those Warranties set out in Part 8 of Schedule 3;

‘Technical Information’ means all data, formulae, methods, techniques, recipes, specifications, designs, drawings, plans, photographs and other artistic works, instructional materials, know-how and other confidential information used by the Seller in connection with the Business;

‘Third Party Consent’ means a consent or waiver required from a third party for the assignment or novation of a Contract in favour of the Buyer;

‘Third Party Rights’ means the benefit (so far as the Seller can lawfully assign or transfer or hold the same in trust for the Buyer) of any claim or right of the Seller subsisting at the Effective Time against a third party arising in the course of the Business or otherwise relating to any of the Assets including any claim for breach of any condition, warranty or other contractual term or for any misrepresentation and any claim in respect of damage to any of the Assets under any insurance policy or otherwise but excluding any right or claim of the Seller in respect of Tax;

‘Third Party Software’ has the meaning set out in paragraph 45 of Schedule 3;

‘Transfer Date’ means the Completion Date;

‘Transitional Services Agreement’ means the agreed form Transitional Services Agreement entered into between the Buyer and the Seller;

‘TUPE Regulations’ means the Transfer of Undertakings (Protection of Employment) Regulations 2006;

‘VAT’ means (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere;

‘VATA’ means the Value Added Tax Act 1994; and

‘Warranties’ means the covenants for title implied by the words ‘free from all Security Interests and adverse rights of any description’ in clause 3.1 and the warranties by the Seller contained in Schedule 3.

1.2	In this Agreement, unless the context otherwise requires:

(a)	a reference to a statute, statutory provision or EC Directive includes a reference to:

(i)	that statute, provision or EC Directive as amended, re-enacted, replaced or modified on the date of this Agreement; and

(ii)	any order, statutory instrument, regulation or other subordinate legislation made from time to time under the relevant statute or EC Directive;

(b)	unless the context otherwise requires a reference to a statute or statutory provision shall be to an English statute or statutory provision (as applicable);

(c)	a reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept, state of affairs or thing shall in respect of any jurisdiction other than England be deemed to include that which most approximates in that jurisdiction to the English legal term;

(d)	a reference to a document ‘in the agreed form’ is a reference to the form of that document signed or initialled for identification purposes by or on behalf of the parties to this Agreement;

(e)	a reference to ‘writing’, or any cognate expression, is a reference to any mode of representing or reproducing words in a visible, non-transitory form (but does not include a reference to e-mail, fax or other mode of representing or reproducing words in electronic form);

(f)	where any statement in this Agreement or in the Disclosure Letter is qualified by the expression ‘so far as the Seller is aware’ or ‘to the best of the knowledge of the Seller’, or any cognate expression, that that statement shall refer to the state of the actual knowledge at the date of this Agreement of Jyrki Rosenberg, Andy Toghill, Mark Wheatley, Will Orndorff and Steve Robbins and of no other persons and neither the Seller nor such persons shall be obliged to make any enquiries of any other persons or of any nature whatsoever;

(g)	where any statement refers to the knowledge or awareness of the Buyer, that statement shall refer to the state of actual knowledge at the date of this Agreement of June Cha, Heidi Kim, Anne Oh EJ Lee, Jung An Lee and Gena Yi;

(h)	any phrase introduced by the terms ‘including’ or ‘in particular’, or any cognate expression, shall be construed as illustrative and not limiting of any preceding words;

(i)	a reference to ‘a party’ is a reference to a party to this Agreement;

(j)	a reference to a clause or a Schedule is a reference to a clause of or a Schedule to this Agreement; a reference to a paragraph (unless otherwise stated) is a reference to a paragraph of the Schedule in which the reference appears; and a reference to this Agreement includes a reference to each Schedule;

(k)	the headings in this Agreement are for convenience only and shall not affect its interpretation;

(l)	unless the context otherwise requires, words in the singular include the plural and vice versa and any references to gender includes all other genders;

(m)	any reference to a contract or agreement being ‘assigned’ or ‘assignable’ shall be construed to include novation if novation is required by local law to transfer all of the benefits and obligations of the Seller to the Buyer under such contract or agreement and any reference to ‘novate’ or ‘novation’ shall be construed to be a reference to assignment where novation is not a legal concept under the relevant local law; and

(n)	each of the Schedules shall have effect as if set out in this Agreement.

2	CONDITIONS PRECEDENT

2.1	The obligations of the parties are in all respects conditional on the satisfaction (or waiver, as the case may be) of those matters set out in Schedule 2 (the ‘Conditions’).

2.2	The Seller shall use all reasonable endeavours to procure the fulfilment of the Conditions at their own cost as soon as possible and in any event before the Long Stop Date.

2.3	The Buyer may waive in whole or in part all or any of the Conditions set out in Schedule 2.

2.4	The Buyer shall provide all such assistance and co-operation (including the provision of information) that the Seller may reasonably require in connection with the fulfilment of the Conditions as soon as practicable on being requested to do so.

2.5	If requested by a counterparty to a Non-Assignable Contract the subject of the Condition in paragraph 1 of Schedule 2, the Buyer shall provide a parent company guarantee guaranteeing the ongoing obligations of any Nominated Buyer Company under such Non-Assignable Contract.

2.6	Each party undertakes to notify the other party in writing of anything which will or may prevent any of the Conditions from being satisfied on or before the Long Stop Date immediately that it comes to its attention.

2.7	The Seller undertakes to notify the Buyer as soon as possible on becoming aware that any of the Conditions has been satisfied and in any event within one (1) Business Day of such satisfaction.

2.8	If:

(a)	any of the Conditions set out in paragraph 1 of Schedule 2 is not fulfilled or waived on or before the Long Stop Date; or

(b)	the Conditions set out in paragraphs 2, 3 and 4 of Schedule 2 are not fulfilled or waived on the date of satisfaction or waiver of the last of the Conditions set out in paragraph 1 of Schedule 2 to be satisfied or waived in accordance with this clause 2, or, having been so fulfilled, does not continue to be true up to Completion (unless waived), this Agreement shall terminate subject to, and on the basis set out in clause 18.1.

3	SALE AND PURCHASE OF THE BUSINESS

3.1	The Seller shall sell and, where any of the Assets are held by a member of the Seller’s Group, the Seller shall procure that member of the Seller’s Group to sell, the Assets to the Buyer or a Nominated Buyer Company free from all Security Interests and adverse rights of any description, and the Buyer shall (or shall procure that a Nominated Buyer Company shall) purchase the Assets with a view to carrying on the Business as a going concern in succession to the Seller or any relevant member of the Seller’s Group, with effect from the Effective Time on the terms and subject to the conditions of this Agreement.

3.2	The following shall be included in the sale under this Agreement:

(a)	the Goodwill;

(b)	the Leasehold Properties;

(c)	the Fixtures and Fittings;

(d)	the ICT Systems;

(e)	the benefit of the Contracts;

(f)	the Intellectual Property;

(g)	the Technical Information;

(h)	the benefit of any pre-payments or deposits held in respect of any of the Contracts;

(i)	the Records;

(j)	the Third Party Rights; and

(k)	all other assets, property and rights of the Seller relating to or connected with or required for or used in the Business other than the Excluded Assets.

3.3	Subject as provided in clauses 12 and 17.1, the Seller shall not be obliged to complete the sale of any of the Assets unless the sale of all the Assets is completed simultaneously.

3.4	The Buyer shall be entitled, having given no less than five (5) Business Days’ notice in writing to the Seller, to nominate one or more members of the Buyer’s Group (each a ‘Nominated Buyer Company’) to acquire all or any portion of the Business and/or Assets and/or assume any portion of the Assumed Liabilities. From the date of such notice, the Buyer irrevocably and unconditionally guarantees to the Seller the full, prompt and complete performance by each Nominated Buyer Company of any obligation under this Agreement in relation to such portion of the Business and/or Assets and/or assumption of such portion of the Assumed Liabilities.

3.5	The Seller and the Buyer shall (or shall procure that any relevant member of the Seller’s Group or any relevant Nominated Buyer Company shall) use all reasonable endeavours to provide mutual cooperation and assistance to each other (or, as applicable, to any other relevant member of the Buyer’s Group or to any other relevant member of the Seller’s Group), including if required the execution of short form separate transfer agreements, to ensure that any relevant transfer of the Business and Assets in any relevant jurisdiction is effected in a manner so as to reduce so far as possible any liability to Tax of either party arising in relation to such transfer or to help facilitate the transfer of local assets.

4	ASSUMPTION OF LIABILITIES

4.1	Save as otherwise set out in Schedule 6, at Completion the Buyer or Nominated Buyer Company (as applicable) shall with effect from the Effective Time assume responsibility for (a) the obligations of the Seller with respect to any and all debts, liabilities or obligations of the Seller relating to the Business or the Assets to the extent they are to be performed, or relate to the period after the Effective Time and (b) the Music Licence Liabilities, in each case other than the Excluded Liabilities (the ‘Assumed Liabilities’) and the Buyer undertakes to the Seller that it will pay, satisfy, discharge and fulfil all the Seller’s obligations with respect to such Assumed Liabilities and shall indemnify the Seller against all costs, claims, liabilities and expenses which the Seller may suffer or incur as a result of or in connection with any breach by the Buyer of its obligations under this clause 4.1.

4.2	At Completion the Buyer or Nominated Buyer Company (as applicable) shall with effect from the Effective Time assume responsibility for the obligations of the Seller to provide after-sales service in respect of goods supplied or services provided by the Seller in the ordinary course of the Business prior to the Effective Time.

4.3	The Buyer shall procure that as soon as reasonably practicable after Completion each member of the Seller’s Group shall be released from all guarantees and indemnities given by any of them to the extent that such guarantees and indemnities relate to the Assumed Liabilities. Pending such release the Buyer shall with effect from the Effective Time indemnify each such member of the Seller’s Group and keep each of them indemnified from and against all liabilities incurred in respect of each such guarantee or indemnity.

5	EXCLUDED ASSETS AND LIABILITIES

5.1	The following shall not be included in the sale of the Business and nothing in this Agreement shall operate to transfer:

(a)	any cash in hand at bank or Book Debts at the Effective Time save for pre-payments or deposits held in respect of any of the Contracts; and

(b)	any amounts recoverable in respect of Tax relating to the Business attributable to periods ending or transactions entered into before the Effective Time,

(together the ‘Excluded Assets’).

5.2	The Buyer shall not be under any obligation or otherwise be responsible for, or incur any liability in respect of:

(a)	any of the Excluded Liabilities;

(b)	any act, neglect, default or omission in respect of any of the Contracts (including contracts relating to the Leasehold Properties) occurring before the Effective Time;

(c)	any product delivered or service provided by the Seller before the Effective Time other than the provision of ordinary course after sales services provided in accordance with clause 4.2;

(d)	the performance of any obligation following Completion (including payment for any product delivered or any service provided) which should have been performed by the Seller before the Effective Time other than the provision of ordinary course after sales services provided in accordance with clause 4.2;

(e)	any amounts due to music rightsholders outstanding or referable to the period before the Effective Time, including, for the avoidance of doubt, in respect of sound recordings created before 1972, the CWM Service and any amounts payable to performers other than the Music Licence Liabilities (the ‘Unknown Music Liabilities’); or

(f)	any other liability or obligation arising in connection with the Business or the Assets (including in respect of the Employees) which is outstanding on, or is referable to any period before, the Effective Time, and the Seller shall, subject to the limitations set out in clause 5.3, indemnify and hold the Buyer and each of the other members of the Buyer’s Group harmless from and against all costs, claims, liabilities and expense (including Tax, for the avoidance of doubt) which the Buyer may suffer or incur as a result or in connection with any of the matters specified in this clause 5.2 provided that the Seller shall only be liable in respect of any Accrued Employee Liabilities for such amount which the Buyer may suffer or incur in excess of the Estimated Employee Liability Amount included in the calculation of the Consideration in accordance with clause 6.1(c).

5.3	If the Buyer receives any claim with respect to an Unknown Music Liability, the following provisions shall apply:

(a)	the Buyer shall as soon as reasonably practicable and in any event within 20 Business Days of becoming aware of the matter, notify the Seller in writing of the matter;

(b)	if the Unknown Music Liability relates to the period both before and after the Effective Time and either (i) at least one quarter of the claimed liability relates to the period after the Effective Time or (ii) any settlement will involve an ongoing licence of not less than 12 months with respect to rights the subject of the Unknown Music Liability, the Buyer shall be free to settle any claim on such terms as it deems appropriate (acting reasonably), provided that the terms upon which the liability is settled prior to the Effective Time (including calculation of quantum) are materially the same as the terms agreed for any existing or future liability post the Effective Time. If this clause applies and is complied with by the Buyer, the Buyer shall be deemed to have complied with its obligations under this clause 5.3;

(c)	in the event sub-clause (b) does not apply, the Buyer shall at the time of giving notice pursuant to sub-clause (a) notify the Seller in writing of the matter and make available to it all information and documents in the possession or under the control of the Buyer in so far as they relate to that matter;

(d)	subject to the Buyer being indemnified to its reasonable satisfaction against all costs and expenses (including additional Tax) which might be incurred by it and which it would not otherwise incur, the Seller shall be entitled at any time by notice in writing to the Buyer to require that the Seller shall have the sole conduct and control on behalf of the Buyer of any actual or threatened claim, demand or proceedings against the Buyer with respect to the Unknown Music Liability and following such notice, without prejudice to the generality of the foregoing, the Seller shall in its absolute discretion be entitled to avoid, dispute, resist, settle, compromise, defend or appeal any such claim and the Buyer shall give to the Seller all such information and assistance as the Seller may reasonably require for such purposes, including instructing any such solicitors, counsel or other professional advisers as the Seller may nominate to act on behalf of the Buyer or member of the Buyer Group but in accordance with the Seller’s instructions, and the Buyer shall not do anything inconsistent therewith.

6	CONSIDERATION

6.1	The consideration for the sale and purchase of the business as a going concern shall be:

(a)	the Purchase Price;

(b)	less the Restructuring Costs;

(c)	less the Estimated Employee Liability Amount;

(d)	less the Estimated Music Licence Liability Amount;

(e)	less, if determined in accordance with clause 9, the difference between the Actual Music Licence Liability Amount and the Estimated Music Licence Liability Amount if the Actual Music Licence Liability Amount is greater than the Estimated Music Licence Liability Amount; and

(f)	plus the assumption by the Buyer of the Assumed Liabilities,

(the ‘Consideration’).

6.2	The Consideration shall be apportioned between the Assets in such manner as is agreed between the Parties no later than 20 Business Days before Completion or, failing agreement, at the election of either party, as determined by an Accounting Expert agreed by the parties. In the event the parties fail to agree on an Accounting Expert, the provisions of clause 9.7 shall apply as to the appointment of the Accounting Expert. The parties agree to adopt the agreed apportionment for all fiscal purposes.

6.3	The amount payable at Completion (the ‘Completion Payment’) shall be calculated as follows:

(a)	the Purchase Price;

(b)	less the Restructuring Costs;

(c)	less the Estimated Employee Liability Amount; and

(d)	less the Estimated Music Licence Liability Amount.

6.4	As soon as practicable following the date commencing 10 Business Days prior to the Completion Date but in any event not later than 2 Business Days prior to Completion, the Seller shall furnish to the Buyer a statement that shows the Estimated Employee Liability Amount at the Effective Time.

6.5	The parties shall cooperate with each other in facilitating the computation and review of the Estimated Employee Liability Amount and the Seller shall furnish such access to Buyer and its representatives to the Seller’s books and records relating to the Business as well as employees as the Buyer may reasonably request to assist in such task.

6.6	As soon as practicable following the date commencing 10 Business Days prior to the Completion Date but in any event not later than 2 Business Days prior to the Completion Date, the Seller shall furnish to the Buyer a statement that shows the Estimated Music Licence Liability Amount at the Effective Time (the ‘Completion Statement’).

6.7	The Parties shall cooperate with each other in facilitating the computation and review of the Estimated Music Licence Liability Amount and the Seller shall furnish such access to Buyer and its representatives to the Seller’s books and records relating to the Business as well as employees as the Buyer may reasonably request to assist in such task.

6.8	The Completion Payment shall be paid in cash in accordance with clause 8.3.

6.9	Any payment made by the Seller under the Warranties or under an indemnity under this Agreement shall be treated as far as possible as a reduction of the Consideration. Any payment made by the Buyer under the warranties in Schedule 5 or under an indemnity under this Agreement shall be treated as far as possible as an increase in the Consideration.

7	PERIOD BEFORE COMPLETION

7.1	The Seller shall procure that from the date of this Agreement until Completion the Business will be conducted in the ordinary course and that, in the absence of the prior written consent of the Buyer or as otherwise provided for in this Agreement, the Seller will not do or agree to do any of the following:

(a)	entering into, modifying or terminating any material contract or any contract affecting a material part of the Business;

(b)	disposing of or granting any option in respect of any material part of the Assets;

(c)	acquiring or disposing of any Asset having a book value in excess of US$40,000;

(d)	making any material change in the nature or organisation of the Business;

(e)	discontinuing or ceasing to operate all or a part of the Business;

(f)	making any variation to the terms and conditions of employment of any employee engaged in the Business other than salary increases in the usual course and at normal market rates;

(g)	appointing, employing any person (except where an offer to appoint or employ the person was made prior to the date of this Agreement) or offering to appoint or employ any person at a rate of remuneration per annum in excess of US$75,000 individually or which together with all other such appointments or offers made between the date of this Agreement and Completion exceeds US$300,000 in aggregate;

(h)	transferring any employee engaged in the Business to work wholly or mainly in another part of its business;

(i)	dismissing any employee engaged in the Business other than for gross misconduct or, directly or indirectly, inducing or attempting to induce any employee to terminate his employment;

(j)	creating any Security Interest over any of the Assets or redeeming or releasing any Security Interest or giving any guarantees or indemnities;

(k)	effecting any transaction between the Business and a member of the Seller’s Group otherwise than on arm’s length terms;

(l)	granting, modifying or terminating any rights or entering into any agreement relating to the Intellectual Property or doing or omitting to do anything to jeopardise the validity or enforceability of the Intellectual Property, including the non-payment of any application, search, maintenance or other official fees;

(m)	instituting or settling any legal proceedings relating to the Business or the Assets (except debt collection in the normal course of business); or

(n)	entering into, modifying or terminating any agreement, tenancy or licence in respect of or affecting any of the Leasehold Properties.

7.2	In the period between the date of this Agreement and Completion, the Seller shall procure that the Buyer and its agents shall be allowed:

(a)	reasonable access to, and to take copies of (at the Buyer’s sole expense), the Records;

(b)	reasonable access to the directors and employees of the Seller’s Group who are involved with the Business (who shall be instructed to give all such information, assistance and explanations as the Buyer or any person acting on the Buyer’s behalf may reasonably request); and

(c)	with the prior consent of the Seller (not to be unreasonably withheld or delayed), reasonable access to the employees of the Seller’s Group who are partially but not wholly or mainly involved with the Business to discuss their potential employment in the Seller’s Group following Completion.

7.3	Any access granted pursuant to clause 7.2 shall only be permitted:

(a)	within normal working hours upon reasonable prior notice having been provided to Seller;

(b)	to the extent reasonably required by the Buyer to plan for (a) the integration of the Business into the Buyer’s Group, (b) the raising of new indebtedness for the Buyer’s Group or the Business or the syndication of existing indebtedness or equity and/or (c) any roll out of a management incentive plan to take effect from on or after Completion, and provided that access shall not give the Buyer or its agents any right to give instructions or otherwise interfere with the management and conduct of the Business.

8	COMPLETION

8.1	Completion shall take place at the offices of the Seller’s Solicitors or at such place as is agreed in writing by the Seller and the Buyer on the third Business Day after the day on which the last Condition has been satisfied or waived by the Buyer or at such other place or time, or on such other date, as the parties may agree.

8.2	The Seller shall on Completion deliver (or, if applicable, procure the delivery of) to the Buyer or any relevant Nominated Buyer Company:

(a)	evidence of fulfilment of the Conditions;

(b)	physical possession of such of the Assets as are capable of passing by delivery with the intent that title in such Assets shall pass by and upon such delivery;

(c)	subject as provided in clauses 12 and 17.1, all such duly executed deeds, documents, assignments and assurances as may be necessary to vest in the Buyer or any relevant Nominated Buyer Company the full legal and beneficial ownership of such of the Assets as are not capable of passing by delivery together with all documents of title relating to such Assets;

(d)	all documents relating to the Intellectual Property including, in relation to any Intellectual Property which is registered, the original certificates of registration and, in the case of pending applications for the registration of Intellectual Property, copies of all documents in the possession of the Seller relating to such applications, including correspondence with trade mark attorneys and with relevant national and international, trade mark or other Intellectual Property Right granting authorities;

(e)	a copy of the Ancillary Agreements executed by the relevant member of the Seller Group;

(f)	all certificates, log books, licences, manuals, plans, drawings and other documents required for the lawful use or operation of or otherwise relating to the Assets;

(g)	a copy of each power of attorney under which any document to be delivered to the Buyer or any relevant Nominated Buyer Company has been executed; and

(h)	a copy of the minutes of a meeting of the board of directors of the Seller authorising the execution by the Seller of this Agreement and all other Ancillary Documents to which it is a party.

8.3	Following the performance of the Seller’s obligations under clause 8.2, the Buyer (or Nominated Buyer Company, as applicable) shall on Completion:

(a)	pay the Completion Payment to the Seller by wire transfer to the Buyer’s bank account, details of which are as follows:

Company: Microsoft Mobile Oy

Currency: USD

Bank: Bank of America

Branch: London

Account #: 59528144

IBAN: GB19BOFA16505059528144

(b)	deliver to the Seller:

(i)	a copy of the Ancillary Agreements executed by the Buyer; and

(ii)	a copy of the minutes of the meeting of the board of directors of the Buyer in the agreed from at which this Agreement and the transactions contemplated by it were approved and the execution of this Agreement and all related documentation by or on behalf of the Buyer were authorised: and

(iii)	a copy of each power of attorney under which any document to be delivered to the Seller has been executed.

8.4	If there is a breach of clause 8.2 on the Completion Date the Buyer shall not be obliged to complete this Agreement and may:

(a)	defer Completion (with the provisions of this clause 8 applying to Completion as so deferred); or

(b)	proceed to Completion as far as practicable (without limiting its rights and remedies under this Agreement); or

(c)	treat this Agreement as terminated for breach of condition subject to, and on the basis set out in, clause 19.

8.5	The Seller shall be responsible for allocating any part of the Completion Payment to a member of the Seller’s Group and the payment of the Consideration to the Seller in accordance with clause 8.3 shall discharge the obligations of the Buyer under clauses 3 and 6 and the Buyer shall not be concerned with the application of such sum by the Seller.

9	ADJUSTMENT TO THE CONSIDERATION

9.1	The Buyer may at its sole discretion elect to re-calculate the Music Licence Liabilities in accordance with this clause 9. If the Buyer does not furnish the Seller with the Music Liability Statement in accordance with clause 9.3, the provisions of this clause shall cease to be in effect and neither party shall have any rights to re-calculate the Music Licence Liabilities (without prejudice to any other rights under this Agreement).

9.2	The parties shall cooperate with each other in facilitating the computation and review of the Music Licence Liabilities and, after the Completion Date, the Buyer shall furnish such access to the Seller and its representatives to the books and records relating to the Business as well as employees as the Seller may reasonably request for such task.

9.3

Not later than 6 months following the Completion Date, the Buyer may furnish to the Seller a statement that shows its estimation of all (but not some) of the Music Licence Liabilities as at the Effective Time

(the ‘Music Liability Statement’) together with detailed supporting documentation explaining in sufficient detail how the Music Licence Liabilities have been calculated including the methodology used to determine which Music Licence Liabilities fall prior to and post the Effective Time, such methodology to be consistent with that set out in Schedule 9. The computation of the Music Licence Liabilities set forth in the Music Liability Statement shall be deemed to be the Actual Music Licence Liability Amount and become final and binding upon the parties unless the Seller gives written notice (the ‘Notice of Disagreement’) to the Buyer within 60 calendar days following receipt of the Music Liability Statement.

9.4	For the purposes of determining the Music Licence Liabilities as set out in the Music Liability Statement, the following provisions shall apply:

(a)	Where the Music Licence Liability relates to payments to rightsholders where a music licence was not in force at the Effective Time and a music licence has subsequently been agreed with the relevant rightsholder, the licence payments due for usage prior to the Effective Time shall be deemed to be no higher than the terms agreed under the music licence after the Effective Time; and

(b)	The methodology used to calculate the Music Licence Liabilities shall be consistent with the methodology set out in Schedule 9.

9.5	The Notice of Disagreement shall relate solely to the computation of the Music Licence Liabilities as set out in the Music Liability Statement and shall specify in respect of each figure that is not agreed, the reason for such disagreement, and where possible the Seller’s suggested alternative calculation of each such figure and shall include detailed supporting documentation.

9.6	During the period of 15 calendar days (the ‘Resolution Period’) following receipt by the Buyer of the Notice of Disagreement, the parties shall attempt to resolve any differences which they may have with respect to any matters specified in the Notice of Disagreement. If at the end of the Resolution Period the parties have failed to reach a written agreement with respect to all matters set out in the Notice of Disagreement, then all such matters as specified in the Notice of Disagreement as to which such written agreement has not been reached (the ‘Disputed Matters’) shall be submitted to (with submissions from the Buyer and Seller) and reviewed by an Accounting Expert.

9.7	If within 15 calendar days following the expiration of the Resolution Period, the parties have failed to agree in writing on the selection of the Accounting Expert or any Accounting Expert selected by them has not agreed to perform the services specified hereunder, the Accounting Expert shall, thereupon, at the election of either party be selected by the President of the Institute of Chartered Accountants in England and Wales.

9.8	The Accounting Expert shall compute the Actual Music Licence Liabilities within 30 calendar days of being so appointed and its decision with respect to the Actual Music Licence Liabilities shall be final and binding upon the parties. Where it is determined by the Accounting Expert that it is not possible to calculate with reasonable certainty the Music Licence Liabilities, the Estimated Music Licence Liability Amount shall be deemed to be the Actual Music Licence Liability Amount for the purposes of the Music Liability Statement.

9.9	With the exception of the Disputed Matters, the Accounting Expert’s computation shall, however, be based on the Buyer’s computations (for all elements of Buyer’s computation not mentioned in the Notice of Disagreement) or on written settlements reached by the parties (for all Disputed Matters on which the parties, before the examination by the Accounting Expert, reached an agreement). Any fees and expenses in connection with the determination of any Disputed Matter shall be borne equally by the Seller and the Buyer.

9.10	Within 10 Business Days after the Actual Music Licence Liability Amount has been determined in a binding manner in accordance with this clause 9, if the Estimated Music Licence Liability Amount is less than the Actual Music Licence Liability Amount, the Seller will pay to the Buyer an amount equal to such difference.

10	RESCISSION

Unless otherwise provided in this Agreement the Buyer shall not have any right whether before or after Completion to rescind or terminate this Agreement except where such right is available in respect of fraud.

11	RISK AND INSURANCE

11.1	Risk in respect of the Assets shall pass to the Buyer or any relevant Nominated Buyer Company on the Effective Time.

11.2	The Seller gives no undertaking to the Buyer in relation to the maintenance of insurance in respect of the Business or the Assets from the Effective Time.

12	CONTRACTS

12.1	This Agreement shall constitute an assignment by the Seller to the Buyer or Nominated Buyer Company, as applicable of the benefit of each Assignable Contract with effect from the Effective Time.

12.2	The Buyer or Nominated Buyer Company, as applicable shall from the Effective Time:

(a)	observe and perform all outstanding obligations and liabilities of the Seller under the Assignable Contracts in accordance with their terms (except for any obligations or liabilities attributable to the period before the Effective Time); and

(b)	indemnify the Seller against all losses, damages, costs, claims, liabilities and expenses (including legal and other professional fees and expenses) which the Seller may suffer or incur as a result of or in connection with any breach by the Buyer of its obligations under clause 12.2(a).

12.3	This Agreement shall not constitute an assignment of any Non-Assignable Contract.

12.4	The Buyer and Seller shall each use all reasonable endeavours to obtain all consents and waivers of rights of termination as may be necessary to enable the Non-Assignable Contracts to be novated to the Buyer.

12.5	If requested by a counterparty to a Non-Assignable Contract, the Buyer shall provide a parent company guarantee guaranteeing the ongoing obligations of any Nominated Buyer Company under such Non-Assignable Contract.

12.6	Unless and until each of the Non-Assignable Contracts is novated to the Buyer or Nominated Buyer Company, as applicable in accordance with clause 12.4:

(a)	except where such sub-contracting would constitute a breach of the Contract or would permit any other party to the Contract to terminate it or treat it as terminated, the Buyer or Nominated Buyer Company, as applicable shall observe and perform the obligations and liabilities of the Seller arising after the Effective Time under the Non-Assignable Contracts as the Seller’s sub-contractor and shall indemnify the Seller against all losses, damages, costs, claims, liabilities and expenses which the Seller may suffer or incur as a result of or in connection with any breach by the Buyer or Nominated Buyer Company, as applicable of its obligations under this clause; or

(b)	where such sub-contracting as is specified in clause 12.6(a) would constitute a breach of the Contract or would permit any other party to the Contract to terminate it or treat it as terminated:

(i)	the Seller shall observe and perform its obligations and liabilities under the Non-Assignable Contracts in accordance with the reasonable requirements of the Buyer and shall exercise all its rights and discretions under the Non-Assignable Contracts in accordance with the instructions of the Buyer or Nominated Buyer Company, as applicable; and

(ii)	the Buyer or Nominated Buyer Company, as applicable shall render such assistance to the Seller in the performance of its obligations under the Non-Assignable Contracts as the

Seller shall reasonably require and shall reimburse to the Seller all costs and expenses which the Seller reasonably incurs in performing its obligations under clause 12.6(b)(i) provided that such costs and expenses relate to the performance of obligations in the period following the Effective Time.

12.7	As soon as practicable after the necessary consents and waivers for the novation of a Non-Assignable Contract have been obtained, the Seller shall novate such Non-Assignable Contract to the Buyer or Nominated Buyer Company, as applicable and the Buyer or Nominated Buyer Company, as applicable shall from the date of novation:

(a)	observe and perform all obligations and liabilities of the Seller under such Non-Assignable Contract arising after the Effective Time in accordance with its terms (except for any obligations or liabilities attributable to the period before the Effective Time); and

(b)	indemnify the Seller against all losses, damages, costs, claims, liabilities and expenses (including legal and other professional fees and expenses) which the Seller may suffer or incur as a result of or in connection with any breach by the Buyer or Nominated Buyer Company, as applicable of its obligations under clause 12.7(a).

12.8	As soon as practicable after the necessary consents for the novation of a Non-Assignable Contract have been obtained, the parties shall procure that such Non-Assignable Contract is novated to the Buyer or Nominated Buyer Company, as applicable.

12.9	If consent to the novation of any Non-Assignable Contract is refused or otherwise not obtained within three months of the Completion Date, (i) the Buyer shall be entitled to require the Seller to serve notice and (ii) the Seller shall be entitled to serve notice, terminating that Contract and such contract shall be treated as an Excluded Asset for the purposes of this Agreement.

12.10	If, in respect of a Contract, the existence of which or any details that have been disclosed are inaccurate or misleading in a manner materially adverse to the Buyer or the Business, the Buyer shall be entitled to treat the Contract as an Excluded Asset and all obligations of the Buyer in respect of such Contract shall cease.

12.11	In the event that the transfer of a Contract listed in Part 3A of Schedule 7 from the Seller to the Buyer or Nominated Buyer Company, as applicable and/or the process of obtaining the required consents to the effect such transfer or extension, has led to a one-off lump sum fee payable to the counterparty then the parties agree that the Seller shall be responsible and shall pay any such fees and shall reimburse the Buyer for any fees or costs it has incurred, up to an aggregate cap of US$3,000,000 and the Buyer shall, only if and to the extent such fees are agreed in writing between the parties after notice has been given by the Seller to the Buyer of such additional expected fees in accordance with clause 22, be responsible and shall pay any such fees or costs and shall reimburse the Seller for any fees or costs it or a member of the Seller’s Group has incurred, beyond that cap. For the avoidance of doubt, this clause 12.11 shall not apply to any transitional contracts negotiated in respect of China for which the provisions of Schedule 9 shall apply.

12.12	As soon as practicable following the date commencing 10 Business Days prior to the Completion Date but in any event not later than 3 Business Days prior to Completion, the Seller shall send out a notice by email in a form agreed between the parties to all customers of the Seller in relation to the Business informing them of the sale and purchase of the Business to the Buyer and offering the customers an opportunity to opt out from, or, as the case may be an opt-in for, continuing as customers of the Business following Completion (the ‘Pre-Completion Customer Notice’).

12.13	Following the sending of the Pre-Completion Customer Notice, in respect of any opt out messages received by:

(a)	the Seller during the 3 month period thereafter, the Seller shall provide the Buyer with the details of customers concerned and the Buyer shall immediately securely delete all Personal Data held in respect of such individuals forthwith, make no further use of such Personal Data and shall confirm in writing to the Seller that it has done so; and

(b)	the Buyer during the 3 month period thereafter, the Buyer shall immediately securely delete all Personal Data held in respect of such individuals forthwith and shall confirm in writing to the Seller that it has done so and shall make no further use of such Personal Data. In the event that any such opt out message appears to be an opt out by the customer in respect of products or services of the Seller other than the Business, the Buyer shall immediately inform the Seller of the same.

13	LEASEHOLD PROPERTIES

The provisions of Part 2 of Schedule 1 will apply with respect to the transfer of the Leases.

14	EMPLOYEES

The Seller and the Buyer undertake to perform their respective obligations Schedule 6 with regard to the Employees.

15	WARRANTIES

15.1	The Seller warrants to the Buyer in the terms contained in Schedule 3 as at the date of this Agreement and, in respect of the Fundamental Warranties at all times up to and including Completion, subject to the provisions of this Agreement, including in particular the provisions of Schedule 4 and each of the parties acknowledges that the terms of those Schedules and this clause are in the circumstances fair and reasonable.

15.2	The Warranties are given subject to matters Disclosed or referred to in or by virtue of the Disclosure Materials and any agreement entered into pursuant to this Agreement and the Buyer shall accordingly have no claim in respect of any of the Warranties in relation to any such matter.

15.3	The Buyer acknowledges and agrees that in entering into this Agreement it had relied only on the Warranties and that it shall have no right or remedy in respect of any representation, warranty, promise or assurance (made by any person whether or not a party to this Agreement) which is not included in the Warranties other than a fraudulent representation, warranty, promise or assurance.

15.4	Save as otherwise provided in this Agreement, the Buyer acknowledges and agrees that the only remedy available to it for breach of the Warranties shall be damages provided that nothing in this clause shall exclude or affect any right or remedy available to the Buyer in respect of fraud.

15.5	The Buyer agrees that no member of the Buyer’s Group has any rights against any member of the Seller’s Group (other than the Seller) or any present or former employee, director, agent or officer of any member of the Seller’s Group in connection with this Agreement or its subject matter (and to the extent that any member of the Buyer’s Group has any such rights, the Buyer hereby waives and shall procure that each member of the Buyer’s Group shall waive such rights) and the Buyer undertakes that it shall procure that no member of the Buyer’s Group shall make any claim against any member of the Seller’s Group (other than the Seller) or any present or former employee, director, agent or officer of any member of the Seller’s Group in connection with this Agreement or its subject matter, provided that nothing in this clause shall operate to prevent any member of the Buyer’s Group from enforcing rights or making a claim against any member of the Seller’s Group (other than the Seller) or any present or former employee, director, agent or officer of any member of the Seller’s Group in connection with this Agreement or its subject matter where those rights are available or that claim arises in respect of that person’s own fraud.

15.6	The Seller undertakes to irrevocably waive any right and claim which it may have against any present or past employee engaged to any extent in the Business or any present or past agent of any member of the Buyer’s Group arising in connection with a breach of the Warranties, save in the case of fraud.

15.7	As soon as possible after it comes to its notice, the Seller shall notify the Buyer in writing with full details of anything it becomes aware of prior to Completion which is or may reasonably be expected to cause a breach of, or be inconsistent with, any of the Warranties.

15.8	Each of the Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Warranty or by anything in this Agreement.

16	BUYER’S WARRANTIES

The Buyer warrants to the Seller in the terms set out in Schedule 5.

17	POST-COMPLETION OBLIGATIONS

17.1	If the assignment, grant or transfer of any of the Assets except for the Contracts and the Leases requires the consent of a third party and that consent shall not have been obtained before Completion:

(a)	the Seller shall (or shall procure that any relevant member of the Seller’s Group shall) from Completion hold that Asset in trust for the Buyer or any relevant Nominated Buyer Company and (so far as it may lawfully do so) act in accordance with the directions of the Buyer in all matters relating to that Asset until either the Asset is assigned, granted or transferred to the Buyer or to a Nominated Buyer Company, as applicable; and

(b)	the parties shall continue to use all reasonable endeavours to obtain such consent and upon obtaining it, the Seller shall immediately deliver to the Buyer a duly executed assignment or instrument of grant or transfer of the Asset together with the consent.

17.2	The Buyer shall at all reasonable times (a) for a period of 7 years after Completion in respect of the Seller’s Group’s Tax computations or regulatory filings and (b) for a period of 18 months in respect of the preparation of the Seller’s Group’s accounts, allow the Seller or its agent to inspect and to take copies of or extracts from the Records reasonably necessary to complete such purpose, and shall not destroy any of them without first offering them to the Seller.

17.3	To the extent that any information required for the Business is not in the possession of the Buyer but remains held by the Sellers Group, the Seller shall procure that such information is provided to the Buyer as soon as practicable following request.

17.4	As soon as practicable following Completion, the Seller shall send out a notice or notices in a form approved by both parties to all customers, suppliers and other business contacts of the Seller in relation to the Business informing them of the sale and purchase of the Business.

17.5	All payments received with respect to any Book Debts that are received by any member of the Buyer’s Group on or after Completion shall be paid to the Seller as soon as practicable

17.6	All monies, orders, enquiries, notices, correspondence and any other communications or items relating to the Business that are received by any member of the Seller’s Group on or after Completion shall be passed to the Buyer as soon as practicable.

17.7	Unless otherwise provided for in the Ancillary Agreements, the Seller shall at its own cost procure that:

(a)	immediately following Completion neither the Seller nor any member of the Seller’s Group shall use any mark, logo, name, symbol or design used in the Business or anything which is capable of being confused, or likely to be associated, with any of them unless otherwise agreed in writing between the Buyer and the Seller; and

(b)	as soon as practicable following Completion, but not later than 90 Business Days following Completion, all references to the Business (including to the Business Name) shall be removed from the websites under any domain names retained by any member of the Seller’s Group, together with all hypertext links to websites relating to the Business unless otherwise agreed in writing between the Buyer and the Seller.

17.8	The Seller shall, from time to time following Completion, give or use all reasonable endeavours to obtain any consent or confirmation necessary to enable the Buyer or any member of the Buyer’s Group to use the Business Name as soon as practicable following being requested to do so.

17.9	Having regard to the potential damage (including damage to reputation) which could be incurred by the Seller or a member of the Seller’s Group as a result of the Buyer’s use of the Personal Data following Completion, the Buyer shall ensure that:

(a)	Its processing of the Personal Data for direct marketing purposes is limited to marketing in connection with and compatible with the nature of the Business and shall not extend to the marketing of third party products or services, unless the Buyer has first received the customer’s consent to do the same;

(b)	All and any such direct marketing communications by or on behalf of the Buyer shall include a clear, simple and cost free means of allowing the customer to opt out from receiving future marketing communications from the Buyer; and

(c)	It has made all appropriate regulatory registrations, including in particular a notification with the UK Information Commissioner’s Office as appropriate for its operation of the Business.

18	VAT

18.1	Any sum payable by the Buyer or any Nominated Buyer Company under this Agreement is exclusive of any applicable VAT.

18.2	If, notwithstanding clause 18.3, VAT is chargeable on any supply under this Agreement, the party to whom a supply is made (the ‘Payer’) shall, provided that the party who makes the supply (the ‘Supplier’) provides the Payer with a valid VAT invoice, pay any VAT which is due on the relevant supply to the Supplier within five (5) Business Days of receipt of such invoice.

18.3	If:

(a)	the VAT legislation of the relevant jurisdictions in which the Assets are treated as supplied for VAT purposes by the Seller or any member of the Seller’s Group provides that such transactions as are referred to in articles 19 and 29 of Council Directive 2006/112/EC (the ‘EU VAT Directive’, and in the United Kingdom section 49(1) VATA and paragraph 5 of the Value Added Tax (Special Provisions) Order 1995) should be treated as neither a supply of goods nor a supply of services (a ‘transfer of a going concern’ or ‘TOGC’); and

(b)	the conditions for a TOGC are met in respect of any transfer of the Business and Assets (or any part of them) by the Seller (or the relevant member of the Seller’s Group) to the Buyer (or the relevant Nominated Buyer Company), the Seller and the Buyer intend and will (or will procure that the relevant member of the Seller’s Group or the relevant Nominated Buyer Company (as applicable) will) use all reasonable endeavours to ensure that such transfer of the Assets and Business (or any part of them) is treated as a TOGC for the purposes of article 19 and/or article 29 of the EU VAT Directive and/or the equivalent VAT legislation in the relevant jurisdiction, and will be treated as neither a supply of goods nor a supply of services for the purposes of VAT.

18.4	Notwithstanding the parties’ intention referred to in clause 18.3 if the Seller and the Buyer treat the sale of any of the Assets as a TOGC and any relevant Tax Authority subsequently determines in writing that VAT is chargeable on the sale and purchase of the Assets then the Buyer shall (or shall procure that the relevant Nominated Buyer Company shall) within five (5) Business Days of receipt of notice from the Seller (or the relevant member of the Seller’s Group) to that effect (together with the relevant Tax Authority’s written determination and a valid VAT invoice) or if later upon Completion pay to the Seller (or the relevant member of the Seller’s Group) the full amount of VAT chargeable in respect of the sale of the Assets.

18.5

The Buyer shall (or shall procure that the relevant Nominated Buyer Company shall) pay to the Seller (or the relevant member of the Seller’s Group) interest and penalties properly claimed by the relevant Tax

Authority arising from any failure or delay in accounting for VAT due to a breach by the Buyer of its obligations and warranties in this clause 18 in the event that the sale of the Assets pursuant to this Agreement is determined by the relevant Tax Authority to be chargeable for VAT purposes.

18.6	The Seller represents and warrants (for itself and on behalf of any relevant member of the Seller’s Group) to the Buyer (for itself and on behalf of any relevant Nominated Buyer Company) that:

(a)	it and any relevant member of the Seller’s Group is duly registered for VAT purposes in any relevant jurisdiction in which the Business is carried on; and

(b)	the Business (together with the Assets) is operated as a going concern in such jurisdiction; and

(c)	the Seller or any relevant member of the Seller’s Group has exercised the option to tax under Schedule 10 VATA in respect of the Leasehold Properties and will prior to Completion produce to the Buyer’s solicitors a certified copy of its notification to HMRC of such option(s) to tax and of an acknowledgment of receipt and any required permission granted by HMRC and will not on or before Completion revoke such option(s) to tax; and

(d)	none of the Assets is a capital item the input tax on which could be subject to adjustment under Part XV of the Value Added Tax Regulations 1995.

18.7	To the extent that the transfer of the Business and Assets in any relevant jurisdiction is intended by the Seller and the Buyer to be treated as a TOGC for VAT purposes as referred to in clause 18.3, the Buyer represents and warrants (for itself and on behalf of any relevant Nominated Buyer Company) to the Seller (for itself and on behalf of any relevant member of the Seller’s Group) that:

(a)	it and any relevant Buyer Nominated Company intends to use the Assets to carry on the same kind of business as the Business; and

(b)	from and including the Effective Time, it and any relevant Buyer Nominated Company is duly registered for VAT in any relevant jurisdiction in which the Business is carried on or will as a result of the transfer of the Business and Assets immediately be required to be so registered in that relevant jurisdiction (if such registration or requirement to be so registered is a requirement of TOGC treatment under the VAT legislation in the relevant jurisdiction); and

(c)	it or any relevant Nominated Buyer Company has exercised or will prior to Completion exercise an option (the ‘Option’) having effect under paragraph 2 of Schedule 10 to the VATA, and give notice (the ‘Notice’) of that Option (where required) to HMRC on or before Completion or within 30 days of making the Option (whichever is the earlier) in respect of the Leasehold Properties, such Option to have effect on or before Completion; and

(d)	the Buyer will produce to the Seller on or before Completion a copy of any relevant Notice and of any written acknowledgement from HMRC of that Notice; and

(e)	the Buyer will not (or will procure that the relevant Nominated Buyer Company will not) withdraw the Option either before or after the Completion Date or do or allow anything that could lead to the Option being withdrawn by HMRC.

18.8	The Buyer (itself or on behalf of any relevant Buyer Nominated Company) hereby notifies the Seller (for itself or on behalf of any relevant member of the Seller’s Group) that the provisions of paragraph 5(2)(b) of the Value Added Tax (Special Provisions) Order 1995 do not apply to the Buyer or the relevant Nominated Buyer Company in relation to the transfer of the Leasehold Properties.

18.9	The Seller (itself or on behalf of any relevant member of the Seller’s Group) and the Buyer (itself or on behalf of any relevant Nominated Buyer Company) do not intend to make a joint application to HMRC under regulation 6(1)(d) of the Value Added Tax Regulations 1995 or to any other relevant Tax Authority in any other relevant jurisdiction under the equivalent VAT legislation provision in such jurisdiction for the Buyer (or the relevant Nominated Buyer Company) to be registered for VAT under the VAT registration number of the Seller (or the relevant member of the Seller’s Group).

19	TERMINATION

19.1	If this Agreement is terminated in accordance with:

(a)	clause 2;

(b)	clause 8; or

(c)	clause 39,

the rights and obligations of the parties under this Agreement shall cease immediately, save in respect of antecedent breaches and under the Continuing Provisions.

19.2	Each party undertakes to disclose promptly to the other party in writing any breach, matter, event, condition, circumstance, fact or omission of which it becomes aware that may give rise to a termination right under this Agreement.

20	CONFIDENTIALITY

20.1	Save as expressly provided in clause 20.3, the Seller undertakes that it shall, and the Seller shall procure that each member of the Seller’s Group shall, treat as confidential the provisions of this Agreement and the Ancillary Documents, all information it has received or obtained relating to the and each other member of the Buyer’s Group as a result of negotiating or entering into this Agreement and the Ancillary Documents and, with effect from Completion, the Records.

20.2	Save as expressly provided in clause 20.3, the Buyer shall, and shall procure that each member of the Buyer’s Group shall, treat as confidential the provisions of this Agreement and the Ancillary Documents and all information it has received or obtained relating to the Seller’s Group (other than, after Completion, in relation to the Business) as a result of negotiating or entering into this Agreement and the Ancillary Documents.

20.3	A party may disclose, or permit the disclosure of, information which would otherwise be confidential if and to the extent that it:

(a)	is required by law or any securities exchange, regulatory or governmental body or Tax Authority; or

(b)	was already in the lawful possession of that party or its agents without any obligation of confidentiality (as evidenced by written records); or

(c)	is in the public domain at the date of this Agreement or comes into the public domain other than as a result of a breach by a party of this clause 20,

provided that prior written notice of any confidential information to be disclosed pursuant to this clause 20 shall be given to the other party.

20.4	Nothing in this Agreement shall prevent or restrict the Seller or a member of Seller’s Group from retaining and continuing to process (in accordance with Applicable Data Protection Law) any personal data relating to customers of the Business with whom the Seller or a member of the Seller’s Group has a prior relationship in connection with any business or service other than the Business.

21	SERVICE OF NOTICES

21.1	Any notice or other communication to be given or served under or in connection with this Agreement shall be in writing and may be:

(a)	delivered by hand;

(b)	sent by ordinary first class (or airmail in the case of notices to or from any country outside the United Kingdom), special delivery or recorded delivery post (in each case, pre-paid); or

(c)	sent by fax,

to the party due to receive the notice at the following address:

(i)	in the case of the Seller, to:

Microsoft Corporation

One Microsoft Way

Redmond

WA 98052-6399

Attention: Keith Dolliver

Assistant Secretary and Associate General Counsel,

with a copy to:

Michael Young

Reed Smith LLP

The Broadgate Tower

20 Primrose Street

London EC2A 2RS; and

(ii)	in the case of the Buyer, at its registered office from time to time, marked for the attention of Anne Oh, Heidi Kim and June Cha with a copy to:

Peter Jones

White & Case LLP

5, Old Broad Street

London EC2N 1DW

peter.jones@whitecase.com

or at such other address or fax number as may previously by notice given in accordance with this clause have been specified by that party.

21.2	A notice is deemed to be given or served:

(a)	if delivered by hand, at the time it is left at the address;

(b)	if sent by pre-paid post (whether ordinary first class, airmail, special delivery or recorded delivery), on the second Business Day after posting; and

(c)	if sent by fax, on receipt of a clear transmission report.

21.3	In the case of a notice given or served by fax or by hand, where this occurs after 5.00pm on a Business Day, or on a day which is not a Business Day, the date of service shall be deemed to be the next Business Day.

22	ANNOUNCEMENTS

No announcement of the sale and purchase of the Assets under this Agreement or the terms of this Agreement shall be made by any party to any person without the consent of the other party and pending any announcement each party shall use its best endeavours to keep the existence of this Agreement and its terms confidential.

23	COSTS

The parties shall pay their own costs and expenses in connection with and incidental to this Agreement.

24	CURRENCY CONVERSION

Any payment to be made under or pursuant to this Agreement shall, unless otherwise specified to the contrary or agreed in advance by the payee, be paid in dollars and to the extent necessary any other currency shall be converted into US dollars at the Conversion Rate prevailing on the day immediately preceding the date on which payment is due or, where the payment is to be made in respect of any claim for any breach of this Agreement, at the Conversion Rate prevailing on the date on which the parties agree that the payment is to be made or on the relevant judgment date.

25	NO SET-OFF

All payments to be made under this Agreement shall be made in full without any set-off or counterclaim and free from any deduction or withholding except as may be required by law.

26	GROSSING UP

If any party is required by law to make any deduction or withholding from any payment due from it to any other party under this Agreement, the sum due from such party shall be increased to the extent necessary to ensure that, after making such deduction or withholding, the payee receives and retains (free of any liability in respect of any such deduction or withholding) a net sum equal to the sum it would have received and retained had no deduction or withholding been required to be made.

27	ENTIRE AGREEMENT

This Agreement together with any documents referred to in it constitutes the whole agreement of the parties in relation to its subject matter and supersedes any previous agreement, representations, warranties or arrangements (whether in writing or oral) between them in relation to that subject matter; and no modification of this Agreement shall be effective unless it is made in writing.

28	WAIVER

The exercise, or partial exercise, of or any delay or omission in exercising any right conferred by this Agreement on either party shall not constitute a waiver of that or any other right or remedy available to that party or, subject to the time limits for making claims set out in Schedule 4, affect the right to exercise that right or remedy at a later time; and the rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

29	EFFECT OF COMPLETION

The Warranties, and all other provisions of this Agreement, insofar as they have not been performed at Completion, shall not be extinguished or affected by and shall remain in full force and effect notwithstanding Completion.

30	THIRD PARTY RIGHTS

No term of this Agreement shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 or otherwise by any person other than the parties to this Agreement, except:

(a)	any person mentioned in clause 15.5, may enforce the terms of that clause in accordance with that Act but no such person shall be entitled to assign its rights in respect of that clause; and

(b)	to the extent, if any, that any other provision of this Agreement otherwise expressly provides for that Act to apply to any of its terms.

Notwithstanding that any term of this Agreement may be or become enforceable by a person who is not a party to it, the terms of this Agreement or any of them may be varied, amended or modified or this Agreement may be suspended, cancelled or terminated without the consent of any third party.

31	ASSIGNMENT

This Agreement is personal to the parties and accordingly no party may assign or grant any Security Interest over any of its rights under this Agreement or any benefits arising under it or any document referred to in it.

32	SEVERANCE

If any provision of this Agreement is held by a Competent Authority to be invalid or unenforceable in whole or in part, this Agreement shall continue to be valid as to its other provisions and the remainder of the affected provision.

33	FURTHER ASSURANCE

Each party shall from time to time and at all times after the Completion Date at its own cost and expense upon request by the other party do all such acts and execute all such documents as that party may reasonably require to give it the full benefit of this Agreement and to vest full legal and beneficial title to the Assets in the Buyer.

34	WRONG POCKETS

34.1	Without prejudice to any other rights or remedies of the Buyer under this Agreement, if any Asset has not been vested in the Buyer or another member of the Buyer’s Group by virtue of the transactions carried out under this Agreement and the other Ancillary Documents, the Buyer may give written notice of this to the Seller. If such notice is given:

(a)	the Seller shall, as soon as practicable at its own cost, transfer or procure the transfer of such Asset to the Buyer or, at Buyer’s direction, to another member of the Buyer’s Group for no consideration;

(b)	each party shall provide such assistance to the other party as it reasonably requires for the purposes of this clause 35; and

(c)	the provisions of this Agreement shall extend to such Asset.

34.2	For the avoidance of doubt, clause 4 shall apply to any liability associated with any Asset or Excluded Asset.

35	COUNTERPARTS

35.1	This Agreement may be executed in more than one counterpart and shall come into force once each party has executed such a counterpart in identical form and exchanged it with the other parties.

36	GOVERNING LANGUAGE

36.1	If this Agreement is translated into any language other than English, the English language text shall prevail.

36.2	Each notice, instrument, certificate or other communication to be given by one party to another under or in connection with this Agreement shall be in English and if any such notice, instrument, certificate or other communication is translated into any other language, the English language text shall prevail.

37	GOVERNING LAW

37.1	This Agreement and any dispute or claim (whether contractual or otherwise) arising out of or in connection with it or its subject matter, shall be governed by and construed in accordance with English law and the parties submit to the non-exclusive jurisdiction of the English courts.

38	SERVICE OF PROCESS

38.1	The Buyer irrevocably appoints LINE (UK) Limited of 20-22 Bedford Row London WC1R 4JS (with a copy to Peter Jones, White & Case LLP, 5, Old Broad Street, London EC2N 1DW, peter.jones@whitecase.com) as its process agent to receive on its behalf service of process in any proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Buyer). If for any reason such process agent ceases to be able to act as a process agent or no longer has an address in England the Buyer irrevocably agrees to appoint a substitute process agent acceptable to the Seller and to deliver to the Seller a copy of the new process agent’s acceptance of that appointment within 28 days.

38.2	The Seller irrevocably appoints Reed Smith Corporate Services Limited of The Broadgate Tower, 20 Primrose Street, London EC2A 2RS as its process agent to receive on its behalf service of process in any proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Seller). If for any reason such process agent ceases to be able to act as a process agent or no longer has an address in England the Seller irrevocably agrees to appoint a substitute process agent acceptable to the Buyer and to deliver to the Buyer a copy of the new process agent’s acceptance of that appointment within 28 days.

38.3	Each party irrevocably consents to any process in any legal action or proceedings in connection with this Agreement being served on it in accordance with the provisions of this Agreement relating to the service of notices. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

39	BAN ON ORGANIZED CRIME

39.1	Each party represents, warrants and covenants to the other party that neither it nor any of its representatives, officers, employees, persons who substantially have the power to direct its management, agents or brokers is or is associated with, or will be or will be associated with an organized group of criminals or a member of any organized group of criminals, such as bouryokudan, yakuza or mafia, now or in the future.

39.2	In the case where it is discovered that any party has violated any of the representations, warranties or covenants given under the preceding paragraph prior to Completion, the other party may immediately terminate this Agreement in accordance with clause 19 without any prior notification or liability for any loss or damage that is or may be incurred by the violating party.

SCHEDULE 1

PART 1 – LEASEHOLD PROPERTY

(1) DESCRIPTION OF PROPERTY	(2) DATE OF LEASE	(3) PARTIES	(4) TERM
3rd Floor, 11-19 (odd) Wine Street, Bristol	13 February 2014	(1) Landlord: Strand Street Properties Limited (2) Tenant: Nokia UK Limited	13 February 2014 to 22 March 2017

4th Floor, 11-19 (odd) Wine Street, Bristol	13 February 2014	(1) Landlord: Strand Street Properties Limited (2) Tenant: Nokia UK Limited	13 February 2014 to 22 March 2017

5th Floor, 11-19 (odd) Wine Street, Bristol	13 February 2014	(1) Landlord: Strand Street Properties Limited (2) Tenant: Nokia UK Limited	13 February 2014 to 22 March 2017

6th Floor, 11-19 (odd) Wine Street, Bristol	13 February 2014	(1) Landlord: Strand Street Properties Limited (2) Tenant: Nokia UK Limited	13 February 2014 to 22 March 2017

Part 6th Floor, 11-19 (odd) Wine Street, Bristol	13 February 2014	(1) Nokia UK Limited (2) Xmos Limited	13 February 2014 to 19 March 2017

PART 2 – CONDITIONS OF SALE OF LEASEHOLD PROPERTIES

1	Definitions

In this Part 2:

(a)	‘Assignment’ means an assignment of the Leasehold Properties in Land Registry form TR1;

(b)	‘Consent Long-Stop Date’ means the date as specified in paragraph 9(a);

(c)	‘Landlord’ means in respect of each Leasehold Property, the person or persons from time to time entitled to the reversion (whether immediate or not) expectant upon the termination of a Lease;

(d)	‘Landlord Consent’ means the consent of the Landlord of a Leasehold Property authorising an assignment of the residue of the term of the relevant Lease of that Leasehold Property to the Buyer in accordance with and pursuant to the terms of the Lease, such consent being evidenced in a written, formal licence to assign, dated and being obtained on terms reasonable to the Seller, signed or executed by or on behalf of all of the parties to it;

(e)	‘Lease Effective Time’ means the date the Landlord Consent has been obtained and an Assignment of the Leasehold Properties completed;

(f)	‘Licence Period’ means the period specified in paragraph 9(a) during which the Buyer may occupy and use the Leasehold Properties on the terms of paragraph 9 of Part 2 of this Schedule;

(g)	‘Part 2 Conditions’ means the conditions in Part 2 of the Standard Commercial Property Conditions (Second Edition); and

(h)	‘Standard Conditions’ means the Standard Commercial Property Conditions (Second Edition).

2	Standard commercial property conditions

(a)	The Standard Conditions as amended by this Agreement shall be incorporated into this Agreement insofar as they are not varied by or inconsistent with the other terms expressly set out in this Agreement.

(b)	Standard Conditions 1.3, 1.4, 2, 3.1, 3.3, 6.1, 6.2, 6.3, 6.4.2, 6.6.2, 6.6.5, 7.1.4(b), 8.5 10.3 and the Part 2 Conditions shall not apply.

(c)	The Standard Conditions shall be amended as follows:

(i)	the definition of ‘conveyancer’ in Standard Condition 1.1.1(f) shall be construed as referring to the Buyer’s Solicitors and/or the Seller’s Solicitors, as the context requires;

(ii)	the definition of ‘completion date’ in Standard Condition 1.1.1(d) shall be construed as a reference to the Lease Effective Time; and

(iii)	Condition 9.1.1 shall read “If any plan or statement in the contract, or in written replies which the seller’s conveyancer has given to any written enquiry raised by the buyer’s conveyancer before the date of the contract, is or was misleading or inaccurate due to any error or omission, the remedies available are as follows.”

3	Sale and purchase

(a)	Subject to receipt of the Landlord Consent, the Seller shall transfer and the Buyer shall take a transfer of the Leases.

(b)	In respect of each of the Leasehold Properties, the Buyer cannot require the Seller to transfer or assign it or any part of it to any person other than the Buyer.

4	Completion and vacant possession

Completion of the sale and purchase of each Leasehold Properties shall take place on the Lease Effective Time.

5	Deducing title

Title to the Leasehold Properties have been deduced to the Buyer prior to the date of this Agreement and the Buyer will not raise any objection to or requisition on such title.

6	Title guarantee

On the Lease Effective Time, the Seller shall transfer or assign, or procure the assignment of the relevant Leasehold Properties with full title guarantee subject to the following provisions:

(a)	The covenants for title implied by the Law of Property (Miscellaneous Provisions) Act 1994 (the ‘Act’) shall be varied so that:

(i)	in section 2(1)(b) the words ‘at his own cost’ shall be deleted and the words ‘at the cost of the person to whom he disposes of the property’ shall be added at the end of that section;

(ii)	in section 6(1) the word ‘particular’ shall be deleted and the words ‘or the contract for the disposition’ shall be added after the words ‘…to which the disposition…’;

(iii)	the words ‘who shall be deemed to have actual knowledge of all entries made in any public register’ shall be added at the end of section 6(2);

(iv)	section 4(1)(b) of the Act does not apply to any condition or obligation on the part of the tenant contained in the Lease or imposed by common law or otherwise relating to the repair and/or condition of the Leasehold Property.

(b)	The covenants implied on the part of the Transferor by sections 2 and 3 of the Act shall be limited so that they shall not be annexed and incident to the property pursuant to section 7 of the Act.

7	Matters affecting the property

(a)	The Leasehold Properties are affected by and sold subject to the matters contained or referred to in:

(i)	the Leases;

(ii)	any matters discoverable by inspection of each of the Leasehold Properties before the date of this agreement;

(iii)	any matters that the Seller does not and could not reasonably know about;

(iv)	any matters, Disclosed or which would have been disclosed by the searches and enquiries which a prudent buyer would have made before entering into this agreement;

(v)	public requirements;

(vi)	all local land charges whether or not registered before the date of this agreement and all matters capable of registration as local land charges whether or not actually so registered;

(vii)	all notices served and orders, demands, proposals or requirements made by any local, public or other competent authority whether before or after the date of this agreement;

(viii)	all actual or proposed charges, notices, orders, restrictions, agreements, conditions, contraventions or other matters arising under any statute;

(ix)	all easements, quasi-easements, rights, exceptions or other similar matters including rights of way, drainage, water and light, watercourses, rights of adjoining owners affecting the Leasehold Properties, liabilities or covenants to repair roads, pavements, paths, ways, passages, sewers, drains, gutters, fences and other like matters whether or not apparent on inspection or Disclosed in any of the documents referred to in this agreement, without any obligation on the Seller to provide evidence of the creation of any such liability or to define or apportion it; and

(x)	any matters which are unregistered interests which override registered dispositions under Schedule 3 to the Land Registration Act 2002 or (where title to any of the Leasehold Properties is not registered) are unregistered interests which override first registration under Schedule 1 to the Land Registration Act 2002.

8	Landlord’s consent to a transfer of the leasehold properties

(a)	Subject to the Buyer complying with its obligations in this Agreement the Seller will use all reasonable endeavours to obtain the Landlord Consent provided that the Seller shall not be obliged to commence proceedings against the Landlord for failure to give the Landlord Consent and provided further that the Seller will be under no obligation to give an authorised guarantee agreement, give or procure the giving of guarantees, lodge any money by way of deposit or pay or expend any other money in respect of any application for the Landlord Consent.

(b)	The Buyer shall pay all proper and reasonable costs associated with obtaining, or seeking to obtain, each Landlord Consent.

(c)	The Buyer will:

(i)	give all reasonable assistance and provide such references accounts and information as may reasonably be required by the Landlord;

(ii)	comply with the requirements of the Landlord in relation to the transfer of the relevant Lease;

(iii)	enter into such direct covenants with the Landlord as he may require (in accordance with the terms of the relevant Lease);

(iv)	provide a guarantor or guarantors of the Buyer’s obligations as the Landlord may require and supply such references accounts and other information in respect of proposed guarantor(s) as the Landlord may require (in accordance with the terms of the relevant Lease);

(v)	provide such additional security (whether by way of guarantee rent deposit or otherwise) as may reasonably be required by the Landlord as a condition of the grant of the Landlord Consent (in accordance with the terms of the relevant Lease); and

(vi)	respond promptly to any request made by the Seller for information approval and the subsequent execution of any deed or document necessary to obtain the Landlord Consent (in accordance with the terms of the relevant Lease).

(d)	If the Landlord Consent is not obtained and agreement is not reached by the parties pursuant to paragraph 9(a) prior to the Long Stop Date, in respect of any Lease, the Seller may notify the Buyer that on the date of receipt of such notice the terms and obligations under Part 2 of Schedule 1 of this Agreement shall automatically rescind in relation to that Lease and the interest in the relevant Leasehold Property will remain vested in the Seller.

9	Licence to Occupy

(a)	The parties may agree in writing that the Buyer may use and occupy the Leasehold Properties as licensee of the Seller from and including the date of Completion to and including the earlier of:

(i)	the date of the deed of assignment or transfer of the Lease;

(ii)	the date which is 6 months from Completion (‘Consent Long Stop Date’).

(b)	During the Licence Period, the Seller will hold its interest in the relevant Leases on trust for the Buyer.

(c)	Nothing in paragraphs 9(a) and 9(b) is intended by the parties and is not to be interpreted as creating any legal demise or any rights in the relevant Leases greater than a licence.

(d)	During the Licence Period the Buyer will pay to the Seller by way of a licence fee a sum equivalent to the yearly rent, reasonable property and liability insurance premiums, and service charge rent, if any, payable under the relevant Leases. The licence fee will be payable at the same times as the yearly rent, insurance rent and service charge rent, if any, are payable under that Lease. Notwithstanding the foregoing, the Seller will remain solely liable for any self-insured retentions, excesses or deductibles, as well as underinsured or insured claims or lawsuits.

(e)	Subject to the receipt of the licence fee, the Seller will continue to pay the yearly rent, insurance rent and service charge rent, if any, due to the Landlord under the relevant Lease during the Licence Period.

(f)	During the Licence Period the Buyer will be responsible for and will indemnify the Seller within 7 Business Days of demand against all rates, water rates and charges for gas, electricity, telephones and other services use on or supplied to the relevant Lease.

(g)	During the Licence Period the Buyer will comply with the tenant’s covenants in the relevant Lease, other than the covenant to pay rent, and indemnify the Seller against all Liabilities arising directly out of any breach by the Buyer of those tenant’s covenants.

(h)	This licence is personal to the Buyer and the Buyer must not assign or purport to assign it and must not share or allow any other person to occupy the whole or any part of the relevant Leasehold Property.

(i)	The Buyer must indemnify and keep the Seller indemnified against all liability, loss or any damage to any property, claims, demands, actions, proceedings, damages, costs, expenses or injury to or death of any person caused by any negligent act or omission or wilful misconduct of the Buyer or the Buyer’s employees, agents or sub-contractors arising directly or indirectly from any breach of the Buyer’s obligations under this licence or from the occupation of the relevant Leasehold Property.

(j)	The licence will end automatically at the end of the Licence Period or on notice from the Seller following a breach by the Buyer of any of its obligations in this paragraph 9.

(k)	If during the Licence Period any Landlord requires the Seller to remove the Buyer from occupation of relevant Leasehold Property for whatever reason then Buyer will upon request forthwith give up occupation of that Leasehold Property such that the Seller will not have any liability to the Landlord in respect of Buyer’s occupation after the date of such request and the Buyer must indemnify the Seller against any such liability resulting from the Buyer’s failure to vacate.

(l)	At the end of the Licence Period the Buyer must vacate and deliver the relevant Leasehold Property to the Seller in the same state and condition it was at the start of the Licence Period having made good any damage caused by occupying or vacating the relevant Leasehold Property.

(m)	In the event of a Landlord’s Consent having not been obtained by the Consent Long Stop Date neither party shall have any further obligation to the other with regard to the relevant Lease other than the Buyer’s obligation under paragraphs 9(d) – 9(l), except that if such Landlord’s Consent was refused or delayed by reason of the Buyer failing or otherwise being unable to satisfy any conditions imposed by the Landlord in accordance with the provisions of paragraph 8, the Buyer shall indemnify and hold the Seller harmless against any Liability incurred by the Seller as a result of the relevant Lease not being assigned to the Buyer in accordance with the terms of this Agreement.

SCHEDULE 2

CONDITIONS

1.	Third Party Consents

Third Party Consent being obtained to the novation and extension of the term to a date at least one month after Completion (conditional only on Completion) of the Music Licences set out in Part 3A of Schedule 7.

2.	Conduct of Business before Completion

The Seller having not failed to comply with its obligations in clause 7 in such a manner that would have a material adverse effect on the Business.

3.	Repetition of Warranties

The Fundamental Warranties being true and accurate in all respects and not misleading as if they had been made at the Completion Date.

4.	Material Adverse Change

No change, event or circumstance having occurred which has had, or is reasonably likely to have, a materially adverse effect on the Assets, the financial condition or the operation of the Business (when taken as a whole) details of which is not Disclosed and is not caused by (i) any changes or effects in economic or financial conditions affecting businesses generally or relating to the general market environment including but not limited to changes in interest rates, exchange rates or securities or in economic, financial, markets, and (ii) any changes in international political or social conditions generally, including but not limited to, national emergency, sabotage, terrorism or act of war, and (iv) the failure of the Buyer to put in place an appropriate structure to acquire any Assets for use in China.

SCHEDULE 3

WARRANTIES

PART 1 – FUNDAMENTAL WARRANTIES

TITLE TO THE ASSETS, INCORPORATION, AUTHORITY AND CAPACITY OF THE SELLER

1	Save for the Leasehold Properties and the Intellectual Property to which the provisions of Parts 3 and 7 apply, the Assets:

(a)	are legally and beneficially owned by the Seller or a member of its Group free from any Security Interest and there is no agreement or commitment to give or create any Security Interest over or affecting any of the Assets and no claim has been made by any person to be entitled to such Security Interest;

(b)	in the case of tangible assets, are in the possession or under the exclusive control of the Seller or a member of its Group; and

(c)	which are capable of possession, is in the possession and control of the Seller or a member of the Seller’s Group.

2	The Seller has full power and authority and has taken all necessary corporate action to enable it to enter into and perform this Agreement and all Ancillary Documents to which it is a party, and such agreements, when executed, will constitute valid, binding and enforceable obligations of the Seller and any relevant member of the Seller’s Group in accordance with their respective terms.

3	This Agreement and each Ancillary Document entered into by a member of the Seller’s Group on the date of the Agreement constitute (when fully executed by all parties thereto) obligations binding on that member of the Seller’s Group.

4	Save as provided for in this Agreement or any Ancillary Document, no approval, waiver, registration, consultation or notification is required to be obtained or made by a member of the Seller’s Group in connection with the execution, performance or enforceability of this Agreement or any Ancillary Documents entered into or to be entered into by a member of the Seller’s Group.

5	The Seller is a company duly incorporated and existing under the laws of Finland.

6	The Seller is not and will not be required to give any notice or make any filing with or obtain any permit, consent or waiver or other authorization from any Competent Authority or any other person in connection with the execution, delivery or performance of this Agreement or any Ancillary Document other than as necessary to comply with any obligations in the Republic of China.

7	The Seller is not insolvent or unable to pay its debts within the meaning of the Insolvency Act 1986 (or under the insolvency laws of any applicable jurisdiction).

8	No order has been made and no resolution has been passed for the winding up of the Seller or for a provisional liquidator to be appointed in respect of it and no petition has been presented and no meeting has been convened for the purposes of its winding up.

9	No administrator has been appointed in respect of the Seller and no notice, petition or other documents have been given or filed for the purpose of placing it in administration.

10	No receiver (which expression shall include an administrative receiver) has been appointed in respect of the Seller.

11	No event analogous to any of the foregoing has occurred in or outside England with respect to the Seller.

12	The execution and delivery of, and the performance by the Seller of its obligations under, this Agreement and the Ancillary Documents will not:

(a)	constitute or result in a breach of any provision of its memorandum or articles of association; or

(b)	constitute or result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound and which is material in the context of the transactions contemplated by this Agreement.

PART 2 – GENERAL WARRANTIES

THE ACCOUNTS

13	The Accounts have been prepared in accordance with the accounting principles and policies comprising International Financial Reporting Standards.

14	The Accounts give a true and fair view of the Seller’s results in respect of the Business for the period ended on the Accounting Date and of its financial position at the end of that period as at the date on which they were prepared.

CHANGES SINCE THE ACCOUNTING DATE

15	Since the Accounting Date:

(a)	the Seller has in all material respects carried on the Business in the ordinary course;

(b)	there has been no adverse change in the financial or trading position or prospects of the Business;

(c)	no Asset has been acquired or disposed of nor has there been any agreement to acquire or dispose of any Asset;

(d)	no liability (actual or contingent) has been incurred or has arisen in respect of the Business other than in the ordinary course of business;

(e)	no Assets have been sold or agreed to be sold to trade customers other than in the ordinary course of business; and

(f)	no member of the Seller’s Group has borrowed or raised any money and no capital expenditure has been incurred, in each case in relation to the Business.

INFORMATION RECORDS

16	The Records are in the possession or under the control of the Seller.

17	Where any of the Records are kept on computer, a member of the Seller’s Group is the owner of all hardware and all software licences necessary to enable it to use the Records in the manner in which they have been used prior to the Effective Time.

CONTRACTS

18	There is not outstanding:

(a)	any Material Contract a copy of which or a summary of the terms of which has not been supplied to the Buyer;

(b)	any Material Contract which is not capable of being fulfilled or performed on time without undue or unusual expenditure of money or personnel;

(c)	any offer, tender or quotation made or given by the Seller capable by the unilateral act of any other person of giving rise to a Material Contract otherwise than in the ordinary course of business; or

(d)	any contract or arrangement to which the Seller is a party and in which any Member of the Seller’s Group or any director of the Seller or any Connected Person of any such director has a direct or indirect interest.

19	Parts 3 and 5 of Schedule 7 and Schedule 8 contains a complete and accurate list of all the Contracts.

20	Save as Disclosed, none of the Material Contracts:

(a)	requires a third party consent for its assignment to the Buyer;

(b)	is not in the ordinary course of business or is not of an arm’s length nature; or

(c)	restricts the freedom of the Seller to carry out the whole or any part of the Business or to use or exploit any of the Assets in any part of the world in such manner as it sees fit.

21	Each of the Contracts is in full force and effect. Neither the Seller nor any member of the Seller’s Group is in breach of any Contract nor has any allegation of any breach or invalidity been made or received by the Seller or any member of the Seller’s Group. So far as the Seller is aware, no other party to a Contract is in breach of any Contract. No notice of termination of any Contract has been served or received by the Seller or any member of the Seller’s Group, there are no grounds for the determination, rescission, avoidance or repudiation of any Contract and there has been no allegation of such a thing.

MUSIC LICENCES

22	There is not outstanding:

(a)	any Music Licence a copy of which or a summary of the terms of which has not been supplied to the Buyer; and

(b)	any offer, tender or quotation made or given by the Seller capable by the unilateral act of any other person of giving rise to a Music Licence otherwise than in the ordinary course of business.

23	The details of the Music Licence provided in the Data Room are true and accurate in all material respects.

24	All payments due and payable to music and other rightsholders pursuant to the Music Licences have been made, including but not limited to in respect of sound recordings created before 1972.

CARRYING ON OF THE BUSINESS

25	The Seller is not and has not agreed to become a member of any partnership, consortium, trade association or any other association of persons (whether incorporated or not incorporated) which relates to the Business.

26	There is no order, decree or judgement of any Competent Authority outstanding which has had or is reasonably likely to have a material adverse effect upon the Business or the Assets.

27	The Seller:

(a)	holds all regulatory licences, consents, permits and approvals which are required to operate the Business and copies of which have been supplied to the Buyer; and

(b)	has not received notice that it has failed to comply with any of the terms and conditions of such licences, consents, permits and approvals which are to be performed by it or that any of them is liable to be suspended, cancelled or revoked.

REPAYMENT OF GRANTS

28	The Seller has not applied for or received any grant or other financial assistance from any Competent Authority in relation to the Business or any of the Assets.

LITIGATION AND COMPLIANCE WITH LAWS

29	The Seller is not engaged or involved in or, so far as it is aware, threatened with:

(a)	any litigation, prosecution, arbitration or other legal proceedings (whether as plaintiff, defendant or third party) which may materially adversely affect the financial position of the Business;

(b)	any proceedings or enquiries before any tribunal, board of enquiry, commission or any other administrative body, whether judicial or quasi-judicial which materially adversely affects the financial position of the Business;

(c)	any dispute with any taxation authority which may materially adversely affect the financial position of the Business; or

(d)	any industrial dispute or action (whether official or unofficial), which may materially adversely affect the financial position of the Business.

30	The Seller has, at all times, conducted the Business in compliance with all applicable laws and regulations in each country in which the Business is or have been carried on.

31	The Seller has, at all times, conducted the Business in compliance with any applicable sanction laws and regulations (including the international sanction laws and regulations of the European Union, the United States and the United Nations, where applicable).

INSOLVENCY

32	No order has been made or petition presented, meeting convened or resolution passed for the winding up of the Seller nor, so far as the Seller is aware, has any administrator, administrative receiver or receiver been appointed.

33	So far as the Seller is aware, no composition in satisfaction of the debts of the Seller or scheme of arrangement of its affairs or compromise or arrangement between it and its creditors or members or any class of its creditors or members has been proposed, sanctioned or approved.

34	The Seller is not unable to pay its debts within the meaning of any insolvency Legislation applicable to it.

35	No distress, execution or other process has been levied in respect of the whole or any part of the Business or the Assets.

36	So far as the Seller is aware, no event has occurred causing, or which upon intervention or notice by any third party may cause any floating charge created by the Seller to crystallise over the Business or the Assets or any of them or any charge created by it to become enforceable over the Business or the Assets or any of them.

37	No event analogous to any of the foregoing has occurred in the UK or in any other jurisdiction.

COMPETITION

38	No agreement, arrangement or practice relating to the Business:

(a)	infringes Article 101 or 102 of the Treaty on the Functioning of the European Union; or

(b)	infringes Chapter I or Chapter II of the Competition Act 1998,

and the Seller is not bound by any undertaking given by it in relation to the Business to, or any order, judgment or direction made in relation to the Business by the Office of Fair Trading, the Competition Commission, the Competition Appeal Tribunal, the High Court, the Secretary of State, the European Commission or the Court of Justice of the European Union (including the General Court) or any other regulatory body or court or tribunal in any jurisdiction in connection with any law, rule or regulation mentioned above.

DATA PROTECTION

39	In respect of the conduct of the Business by the Seller, the Seller has, if so required by any Data Protection Legislation, a current entry in all relevant registers maintained by all applicable authorities established pursuant to Data Protection Legislation (each, a ‘Supervisory Authority’), and particulars of the entry are set out in the Disclosure Letter.

40	In respect of the conduct of the Business by the Seller, the Seller has processed the Personal Data in material compliance with the terms of a privacy policy, the current versions of which are referred to in the Disclosure Letter.

41	In respect of the conduct of the Business by the Seller, in the past 9 months no member of the Seller’s Group has received any statutory notice, warrant or other communication from a Supervisory Authority alleging and/or enforcing non-compliance with any Data Protection Legislation, or requesting an audit relating to the Seller’s compliance with Data Protection Legislation, or to change or delete any of the Personal Data or prohibiting the transfer of the Personal Data to a third party or out of the European Union.

42	So far as the Seller is aware, in respect of the Personal Data, in the last 9 months, no individual has claimed or taken action for breach of their rights by the Seller under any Data Protection Legislation or pursuant to any contract entered into which requires compliance with Data Protection Legislation or with technical and organisational measures to protect the Personal Data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access.

PART 3 – INTELLECTUAL PROPERTY AND IP AGREEMENTS

43	Part 1 of Schedule 7 contains a list (including where applicable, each renewal due date) of all registered Intellectual Property owned, used or held for use by the Seller or another entity of the Seller’s Group and applications for registration of Intellectual Property (the ‘Registered Intellectual Property’).

44	Part 2 of Schedule 7 contains a list of all software that is marketed, sold, distributed or licensed to third parties or being developed, in each case by or on behalf of the Seller or any other entity of the Seller’s Group, in each case in connection with the Business, and that is the subject-matter of Intellectual Property Rights owned by the Seller (‘Owned Software’).

45	Part 6 of Schedule 7 contains a list of all proprietary software that is licensed by third parties to the Seller in connection with the Business, and that is the subject-matter of Intellectual Property Rights owned by any other person than the Seller (‘Third Party Software’).

46	Part 7 of Schedule 7 contains a list of all Open Source Software that is incorporated into any item of the Owned Software, or sold, licensed or distributed in connection with any item of the Owned Software, or from which any item of the Owned Software is derived.

47	Part 4 of Schedule 7 contains a list (including certain registrar registration expiration dates) of all domain names owned, used or held for use by the Seller or another entity of the Seller’s Group in connection with the conduct of the Business (‘Domain Names’).

48	Part 5 of Schedule 7 contains a list and particulars of all IP Agreements being in full force and effect at the date of this Agreement except for IP Agreements regarding standard software other than IP Agreements granting the Seller rights to use Third Party Software (each such IP Agreement, a ‘Material IP Agreement’).

49	The Seller is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to (i) each item of the Registered Intellectual Property, (ii) all Intellectual Property Rights embodied in the Owned Software, and (iii) each trade name used in connection with the conduct of the Business, in each case of (i) through (iii) free and clear of all Security Interests (except, with respect to Owned Software, any non-exclusive rights granted to any third party under any Material IP Agreement or otherwise by the Seller in the ordinary course of business). The Seller is the sole owner of all contractual rights in and to all Domain Names, in each case free and clear of all Security Interests. The Seller has the right to use each item of the Registered Intellectual Property, the Intellectual Property Rights embodied in the Owned Software, such trade names, and such domain names, to transfer and license each such item to third parties, without any restriction (subject only to the terms of any Material IP Agreement or any non-exclusive license under Intellectual Property granted to third parties by the Seller in the ordinary course of business), and without any obligation to pay any royalties, honoraria, fees or other payments to any person as a result of such use, transfer or license. The Seller, to the extent that it does, or that the Buyer will be obliged to do under any of the Ancillary Agreements, any of the following, has the valid right to use and exclusively or non-exclusively license: (i) the Third Party Software; and (ii) all Intellectual Property Rights which are the subject of any Material IP Agreement which grants the Seller Intellectual Property Rights used in the conduct of the Business. The Seller does not require any Intellectual Property Rights other than the Intellectual Property and those Intellectual Property Rights licensed to it pursuant to the IP Agreements and the Music Licences in order to carry on the Business materially in the same way as at the date of this Agreement.

50	The Seller is the registered proprietor of, or applicant in respect of, each item of the Registered Intellectual Property and registered with the relevant registry as the registrant of each Domain Name. So far as the Seller is aware, all Intellectual Property is valid, subsisting and enforceable.

51

None of the Registered Intellectual Property for which Part 1 of Schedule 7 specifies a renewal fee due date and none of the agreements with any registry regarding any of the Domain Names listed in Part 4 of Schedule 7 has expired or has been cancelled or terminated. All filing and registration fees and, where

Part 1 of Schedule 7 specifies a renewal fee due date, all renewal and maintenance fees which were, are or will be due with respect to any item of Registered Intellectual Property or the Domain Names on or before Completion have or will have been paid as of the Completion Date. The Seller is not required to do any act within 120 days of the date of this Agreement the omission of which would jeopardise the maintenance or prosecution of any item of the Registered Intellectual Property or the Domain Names.

52	No Open Source Software (i) has been or is incorporated or combined with any Owned Software, (ii) has been or is being distributed in conjunction with any Owned Software; or (iii) has been used or is being used, in such a way that, with respect to clause (i), (ii), or (iii), creates, or purports to create obligations for the Seller or any of its successors with respect to any Owned Software or grants, or purports to grant, to any third party, any rights or immunities under any Owned Software (including using any Open Source Software that require, as a condition of use, modification or distribution of such Open Source Software that other software incorporated into, derived from or distributed with such Open Source Software be (i) disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no charge).

53	The Seller, or any other party acting on its behalf, has not disclosed or delivered, nor permitted the disclosure or delivery of, any Owned Software Source Code (as defined below) to any escrow agent or other person, except in the ordinary course of business to any person involved in the development of software for the Seller for the sole purpose of such development. The Seller is not party to any Contract pursuant to which the Seller may be required to deposit, with an escrow agent or other party, any Owned Software Source Code. ‘Owned Software Source Code’ means, collectively, any human readable software source code, or any material portion or aspect of the software source code, or any material algorithm contained in or relating to any software source code, that constitutes Owned Software.

54	So far as the Seller is aware, there has been, and there is, no infringement by any third party, including any current or former employee, or any current or former consultant or independent contractor of any entity of the Seller’s Group of any of the Intellectual Property, and no such infringement is anticipated.

55	So far as the Seller is aware, none of the Material IP Agreements or Music Licences, is the subject of any claim, dispute or proceeding that is pending or threatened:

56	So far as the Seller is aware, the operation of the Business as currently conducted (i) has not materially violated and does not materially violate any IP Agreement, and (ii) has not infringed or misappropriated, and does not infringe or misappropriate, any Intellectual Property Rights of any third party, and there is no pending claim or litigation asserting any material infringement or misappropriation or contesting the validity, ownership or right of the Seller to use any Intellectual Property.

57	Neither the execution, delivery or performance of this Agreement or the Ancillary Agreements nor the consummation of the sale and purchase of the Business or any other transaction contemplated by any of the Ancillary Agreements will: (i) constitute a material breach of or default under any IP Agreement, or any Music License; or (ii) cause the termination of, or give rise to a right of termination of, any IP Agreement, and, except as specified in Part 3 of Schedule 7, any Music License; or (iii) materially impair the right of the Buyer to use, license, or dispose of any Intellectual Property or portion thereof.

PART 4 – ICT SYSTEMS AND ICT CONTRACTS

58	The ICT Systems have the performance capacity and are adequate for the purposes of carrying on the Business as at the date of this Agreement.

59	Except to the extent provided in the ICT Contracts, the Seller is the owner of and in possession of the ICT System, or is validly licensed to use the ICT Systems for at least twelve (12) months from the date of this Agreement. The Seller has furnished to the Buyer a complete and correct copy of each material ICT Contract before the date of this Agreement.

60	Part 1 of Schedule 8 contains a list of all material ICT Contracts. So far as the Seller is aware, each ICT Contract is valid and binding and the Seller has not breached any such contract.

61	The ICT Systems:

(a)	are functioning properly, are fit for the purposes of carrying on the Business and have sufficient scalability, capacity, functionality and performance to meet the present and the reasonably projected requirements of the Business for 12 months after the Effective Time;

(b)	are properly maintained and operated by the Seller to continue operating the Business in its present and presently contemplated form;

(c)	are free from defects in design, material and workmanship;

(d)	include sufficient user information to enable reasonably skilled personnel in the field to use and operate the ICT Systems without the need for further assistance; and

(e)	have adequate safety, continuity and back-up procedures.

62	No ICT System has experienced any breakdowns or usage failures in the past twenty-four (24) months that have caused a material interruption of the business operations of the Seller or, to the best of the knowledge of the Seller, any of the Seller’s customers in the Business, for more than two (2) consecutive hours.

63	The Seller operates appropriate data storage and disaster recovery plans as necessary to enable it to carry on the conduct of the Business in the normal course in the event of any failure of any of ICT Systems.

PART 5 – EMPLOYEES

64	No person is employed or engaged in the Business (whether under a contract of service or contract for services) other than the Employees, and the Employees are all employed by a Seller Employer and work wholly or mainly in the Business

65	The Seller has disclosed:

(a)	complete and accurate copies of all current service contracts for Senior Employees;

(b)	complete and accurate copies of standard template employment contracts currently used by the Seller in the countries where Employees are located other than Senior Employees and of all employee handbooks and employment-related policies which apply to the Employees;

(c)	complete and accurate particulars of the key current terms of employment of all Employees;

(d)	complete and accurate copies of the contracts of employment of all Employees in each of China, France, Finland, India and the UK who will not sign new contracts of employment as part of the Microsoft Day Integration prior to Completion;

(e)	complete and accurate copies of standard Microsoft template contracts that will apply after the Microsoft Day Integration to Employees in all countries except China, France, Finland, India and the UK.

(f)	complete and accurate details of all current remuneration which the Employees receive and a summary of the benefits plans that apply to each Seller Employer; and

(g)	complete and accurate copies of all current agreements or arrangements with any trade union, employee representative or body of employees or their representatives which may affect the Employees.

66	Except where individual contracts of employment of Employees have been disclosed, all Employees are employed, or will be employed after the Microsoft Day Integration, on one of the applicable template contracts disclosed for each country.

67	No Seller Employer has made to any person any offer of employment or engagement to work in the Business that has not yet been accepted or that has been accepted but the employment or engagement has not yet started.

68	All current contracts of employment of the Employees and contracts for services for the supply of workers wholly or mainly dedicated to the Business with any agents of a Seller Employer are terminable by the relevant Seller Employer at any time on three months’ notice or less without compensation (other than for compensation under any applicable statutory regime in the relevant jurisdiction).

69	No Seller Employer has offered, promised or agreed to any future variation in any contract of employment of any one of the Employees or any other person employed by a Seller Employer in respect of whom liability is deemed by the ARD or Similar Laws to pass to the Buyer.

70	So far as the Seller is aware, there are no enquiries or investigations existing, pending or threatened affecting a Seller Employer or the Business by the Equality and Human Right Commission, the Health and Safety Executive or other bodies with similar functions or powers in relation to any Employees.

71	No Employee:

(a)	has given or received notice to terminate their employment or engagement; or

(b)	has been off sick for a period of six months or more in any twelve-month period within the three years ending on the date of this agreement (whether or not consecutive), or is receiving payment under any sickness or disability or permanent health insurance scheme; or

(c)	is on secondment, maternity or other statutory leave or otherwise absent from work; or

(d)	is subject to a current disciplinary warning or procedure; or

(e)	so far as the Seller is aware, has objected to the transfer of the Business and/or their employment to the Buyer.

72	All salaries, wages and fees and other benefits of all Employees have, to the extent due, been paid or discharged in full together with all related payments to third party benefit providers or relevant authorities.

73	No past or present ARD Employee or Non-ARD Employee has any claim or right of action, either actual or which can reasonably be anticipated, against a Seller Employer.

74	There are no terms and conditions in any contract with any Employee, and no commitment has been made (whether or not legally binding) to any Employee, pursuant to which such person will be entitled to receive any payment or benefit or such person’s rights will change, or an entitlement of such Employee to terminate his employment or engagement will be triggered, as a direct consequence of the completion of the transaction contemplated by this Agreement.

75	All Employees are legally entitled to work in, and have complied with the local asylum and immigration requirements in, the relevant jurisdiction.

76	A complete list of all jurisdictions in which any Employees require work permits, visas or any other form of permission in order to comply with local asylum and immigration requirements has been disclosed.

77	All Employees in all countries except China, France, Finland, India and the UK have consented (in writing) to the changes to be made to their terms and conditions of employment as part of the Microsoft Day Integration.

PART 6 – PENSIONS

78	There are no retirement benefit or life assurance schemes to which the Seller contributes or has contributed under which any of the Employees or their dependants are or will be entitled to benefit.

79	There is no legal liability or voluntary commitment of the Seller to pay or make provision for payment of any pension, lump sum, gratuity or other benefit on retirement, death, sickness, disability or other similar circumstances in respect of any of the Employees or their dependants.

PART 7 – REAL ESTATE

INTERESTS

80	The Leasehold Property comprises all the land and buildings owned by the Company or used or occupied by it or in which it has any other interest, right or liability.

81	The information in Part 1 of Schedule 1 is complete and accurate in all material respects and not misleading.

TITLE

82	There are no subsisting contracts involving any disposition of the Leasehold Properties or any interest in it.

83	The Seller has good and marketable title to and is the sole legal and beneficial owner of the Leasehold Properties.

84	The Leasehold Properties is free from any mortgage or charge, security interest, option, right of pre-emption, licence, rent charge, overriding interest (as defined in the Land Registration Act 2002), or lien or other similar interest (including any arising by statute).

STATUTORY OBLIGATIONS, NOTICES AND ORDERS

85	There are no outstanding unobserved or unperformed obligations with respect to the Leasehold Properties which are necessary to comply with the requirements (whether formal or informal) of any Competent Authority exercising statutory or delegated powers.

CLAIMS AND DISPUTES AND OTHER MATTERS

86	No notice, action, claim, proceeding, demand, dispute or liability (contingent or otherwise) in respect of the Leasehold Properties or its use is outstanding or anticipated, nor are there any known circumstances or issues which would negatively impact on the current use of the Leasehold Property going forward.

87	All rent and outgoings have been paid up-to-date and there are no outstanding liabilities for any rent, rates, taxes, charges or other sums due in respect of the Leasehold Properties.

88	The Seller is not for any reason anticipating the expenditure of any material sum of money in respect of the Leasehold Properties or incurred by the landlord of the lease of the Leasehold Properties which is recoverable from the Seller (this includes but is not limited to material repairs/dilapidations costs and re-location costs).

89	All covenants, conditions and agreements contained in the Leases, on the part of the landlord and the tenant, have been complied with in all material respects and no notice of breach of any of the tenant’s obligations under the Leases has been received from the landlord by the Seller and there has been no refusal to accept rent, nor are there any circumstances rendering any of the foregoing likely.

PART 8 – TAXATION

90	So far as the Seller is aware, the Seller and each relevant member of the Seller’s Group has complied in all material respects with all statutory provisions, rules, regulations, orders and directions in relation to the Business concerning VAT, payroll and employment taxes (including all withholdings or deductions required by law) and national insurance and social security contributions including the making on time of accurate returns and payments and the proper maintenance and preservation of records, and the Seller and each relevant member of the Seller’s Group has not incurred any penalty, notice or warning in relation to such returns, payments and records.

91	No Tax Authority has operated or agreed to operate any arrangement that is not based on a strict application of the relevant legislation or published practice in relation to the Tax affairs of the Business.

92	None of the Seller or any relevant member of the Seller’s Group is involved in any dispute with any Tax Authority or, so far as the Seller is aware, is the subject of any enquiry by any Tax Authority which may, in either case, materially affect the Business or any of the Assets.

93	All documents in the possession or under the control of the Seller and any relevant member of the Seller’s Group which establish or are necessary to establish the right or title of the Seller or any relevant member of the Seller’s Group to the Assets and which attract stamp duty have been duly stamped and any applicable stamp duties or charges in respect of such documents or transactions necessary to establish the right or title of the Seller or the relevant member of the Seller’s Group to the Assets have been duly accounted for and paid.

94	All VAT payable on the importation of goods and all customs and excise duties payable to any Tax Authority in respect of the Assets have been paid in full and none of the Assets is liable to confiscation, forfeiture or distress

SCHEDULE 4

SELLER PROTECTION

INTERPRETATION AND APPLICATION

95	The limitations and exclusions set out in this Schedule shall not apply:

(a)	to any Claim which arises from;

(b)	to the amount by which any Claim is increased as a result of; or

(c)	where the delay in the discovery of any Claim arises from,

the fraud, deceit or wilful concealment by the Seller. The amount, or the increase in the amount, of any such Claim shall accordingly be disregarded for the purpose of calculating the amount specified in paragraph 6.

TIME LIMIT FOR MAKING CLAIMS

96	The Seller shall not be liable for a Claim unless:

(a)	in the case of a Claim other than under the Tax Warranties or the Fundamental Warranties, the Buyer gives to the Seller written notification of the particulars of the Claim in reasonable detail as soon as possible and in any event before the period ending 18 months after Completion;

(b)	in the case of a Claim under the Fundamental Warranties, the Buyer gives to the Seller written notification of the particulars of the Claim in reasonable detail as soon as possible and in any event before the seventh anniversary of Completion; and

(c)	in the case of a Claim under the Tax Warranties, the Buyer gives to the Seller written notification of the particulars of the Claim in reasonable detail as soon as practicable and in any event before the seventh anniversary of Completion; and

(d)	liability for the Claim is accepted by the Seller in writing or court proceedings in respect of the Claim are instituted and duly served in either case within 9 months from the last day for notification of the Claim under sub-paragraph (a).

Time shall be of the essence for the purpose of this paragraph.

EXCLUSION OF SMALL CLAIMS

97	The Seller shall not be liable for a Claim unless the amount payable in respect of that Claim:

(a)	individually exceeds US$40,000; and

(b)	in aggregate exceeds US$400,000 when added to the amount which is payable in respect of every other Claim,

in which case the Seller shall be liable for the whole amount and not merely the excess.

98	For the purpose of paragraph 3, two or more Claims arising from the same circumstance, or from the same set of circumstances, shall be treated as a single Claim.

99	For the purpose of determining the amount of the Claim in paragraph 3, no account shall be taken of any amount for which the Seller has no liability by virtue of any other paragraph of this Schedule and, subject thereto, the amount of the Claim shall be taken as being the amount agreed or finally determined to be payable in respect of that Claim.

MAXIMUM LIABILITY

100	The total liability of the Seller (including liability for interest and for legal and other professional costs if any) for all Claims shall not exceed:

(a)	in the case of Claims relating to a breach of the Tax Warranties or the Business Warranties together with all claims under Schedule 6, US$8,000,000; and

(b)	in the case of all Claims together with all claims under Schedule 6, the Consideration.

BUYER’S KNOWLEDGE

101	The Seller shall not be liable for a Claim in respect of any matter of which the Buyer has actual knowledge at the date of this Agreement and the Buyer shall be deemed to have actual knowledge of all matters fairly and accurately disclosed in the final reports prepared for the Buyer for the purposes of its due diligence exercise into the Business by its, solicitors and accountants.

PROVISION IN ACCOUNTS, CHANGES IN LEGISLATION ETC

102	The Seller shall not be liable for any Claim:

(a)	which arises in respect of any breach of Warranty which is capable of remedy except to the extent that the relevant breach remains unremedied after the expiry of 30 days following receipt by the Seller of a written notice from the Buyer giving full particulars of the relevant breach and requiring it to be remedied;

(b)	to the extent of any amount which is provided for in the Accounts;

(c)	to the extent that the Claim would arise or the amount of the Claim would be increased after the date of this Agreement as a result of:

(i)	the enactment of any Legislation;

(ii)	a change in law or previously published practice of any administrative authority (including a Tax Authority);

(iii)	a change in the basis or method of calculation of Tax made after the date of this Agreement (other than where such change is necessary to comply with applicable accounting standards); or

(iv)	the amendment, modification or withdrawal of any extra-statutory concession previously made available by a Tax Authority;

(d)	to the extent that the liability to which the Claim relates is attributable to any act, omission, transaction or arrangement of the Buyer, or any member of the Buyer’s Group (including any change in accounting bases, policies, practices or methods applied in preparing any accounts or valuing any assets or liabilities of the Business from those used in preparing the Accounts) which act, omission, transaction or arrangement:

(i)	was not in the ordinary course of business as carried on prior to the date of this Agreement; or

(ii)	could reasonably have been avoided,

(e)	to the extent that the same occurs after the date of this Agreement;

(f)	to the extent of the amount by which any Assets shall have been omitted, understated or over-depreciated in the Accounts or any Assumed Liabilities shall have been overstated in the Accounts; or

(g)	to the extent that it relates to any consequential loss of any kind including loss of goodwill or opportunity or future profits.

RECOVERY FROM A THIRD PARTY ETC

103	The amount of the Seller’s liability for any Claim shall be reduced by:

(a)	any sum which is recovered (whether by way of insurance, indemnification or otherwise) by the Buyer or a member of the Buyer’s Group (otherwise than from another of those companies) in respect of the loss or damage suffered by reason of the relevant breach, less the amount of any reasonable costs and expenses incurred in obtaining payment of that sum and of any Tax for which the Buyer or a member of the Buyer’s Group may be liable by reason of its receipt of that sum;

(b)	the amount by which any provision or reserve made in the Accounts for the liability giving rise to any other Claim is found to exceed the actual amount of the liability; and

(c)	the amount, if any, by which any Tax for which the Buyer is or would be liable but for the circumstances giving rise to the Claim is reduced or extinguished by reason of the circumstances giving rise to the Claim, and if the Seller has paid to the Buyer any amount in respect of the Claim before the recovery of that sum, the Buyer shall repay to it, or procure the repayment to it of, the amount by which its liability is so reduced.

NO DOUBLE RECOVERY

104	The Buyer shall not be entitled to recover damages or otherwise obtain reimbursement or restitution more than once in respect of the same loss.

CONTINGENT CLAIMS

105	If the Claim arises in connection with a liability of the Buyer which, at the time at which the claim is notified to the Seller, is contingent then the Seller will have no obligation to make any payment to the Buyer in respect of that breach unless and until such time as the contingent liability ceases to be contingent and becomes an actual liability.

CONSEQUENTIAL LOSS ETC

106	The Seller shall not be liable whether in contract, tort or for breach of statutory duty or otherwise for any loss of profits, use, opportunity, goodwill, business or anticipated savings or for any indirect or consequential losses or for any third party claims in connection with this Agreement regardless of whether any such loss or claim was foreseeable or not and of whether or not the Seller was informed of the possibility of any such loss or claim.

NO LIMITATION

107	Each limitation of liability set out in this Schedule 4 shall be separate and independent and save as expressly provided otherwise in this Agreement shall not be limited by reference to any other such limitation or any other provision of this Agreement.

RESTRUCTURING

108	The Buyer shall not to be entitled to bring a Claim or otherwise bring a claim under this Agreement to the extent the loss has been provided for in determining the Restructuring Costs.

PROCEDURE FOR MAKING A CLAIM

109	If any matter which will or in the reasonable opinion of the Buyer might give rise to a Claim comes to the notice of the Buyer, the following provisions shall apply:

(a)	the Buyer shall as soon as reasonably practicable and in any event within 20 Business Days of becoming aware of the matter, notify the Seller in writing of the matter and, at its expense, make available to it all information and documents in the possession or under the control of the Buyer in so far as they relate to that matter;

(b)	the Buyer shall not make any admission of liability or take any other action (except as required by law or by a Competent Authority) in connection with the matter without the previous written consent of the Seller (which shall not be unreasonably delayed or withheld);

(c)	subject to it being indemnified to its reasonable satisfaction against all costs and expenses (including additional Tax) which might be incurred by it and which it would not otherwise incur, the Buyer shall take all such steps as the Seller may reasonably request to mitigate its liability under the Claim;

(d)	subject to it being indemnified to its reasonable satisfaction against all costs and expenses (including additional Tax) which might be incurred by it and which it would not otherwise incur, the Seller shall be entitled at any time by notice in writing to the Buyer to require that the Seller shall have the sole conduct and control on behalf of the Buyer of any actual or threatened claim, demand or proceedings against the Buyer which may give rise to a Claim and following such notice, without prejudice to the generality of the foregoing, the Seller shall in its absolute discretion be entitled to avoid, dispute, resist, settle, compromise, defend or appeal any such claim and the Buyer shall give to the Seller all such information and assistance as the Seller may reasonably require for such purposes, including instructing any such solicitors, Counsel or other professional advisers as the Seller may nominate to act on behalf of the Buyer or member of the Buyer Group but in accordance with the Seller’s instructions, and the Buyer shall not do anything inconsistent therewith.

110	The obligations of the Buyer and other members of the Buyer’s Group under paragraphs 15 (c) and (d) shall not apply if in the reasonable opinion of the Buyer their performance would require the Buyer to do or omit to do any act or thing which act or omission would be or would likely to be materially prejudicial to the business, goodwill, standing or reputation of the Business or a member of the Buyer’s Group or to their respective relationships with customers, suppliers, employees or governmental, regulatory or taxation authorities.

111	The Seller’s liability for a Claim shall be conditional upon compliance with the provisions of paragraph 15 in relation to that Claim.

112	Nothing contained in this Schedule shall limit the Buyer’s obligations at common law to mitigate any loss or damage resulting from or arising as a consequence of any circumstances giving rise to any Claim.

SCHEDULE 5

BUYER WARRANTIES

113	The Buyer has the requisite power and authority to enter into and perform the Buyer Documents.

114	This Agreement constitutes and the Buyer Documents will, when executed, constitute binding obligations of the Buyer in accordance with their respective terms.

115	No order has been made and no resolution has been passed for the winding up of the Buyer or for a provisional liquidator to be appointed in respect of it and no petition has been presented and no meeting has been convened for the purposes of its winding up.

116	No administrator has been appointed in respect of the Buyer and no notice, petition or other documents have been given or filed for the purpose of placing it in administration.

117	No receiver (which expression shall include an administrative receiver) has been appointed in respect of the Buyer.

118	The Buyer is not insolvent or unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 and has not stopped paying its debts as they fall due.

119	No voluntary arrangement has been proposed under section 1 of the Insolvency Act 1986 in respect of the Buyer.

120	No event analogous to any of the foregoing has occurred in or outside England with respect to the Buyer.

121	The Buyer has obtained all necessary shareholder and board approvals in respect of this Agreement and the Buyer Documents.

122	The execution and delivery of, and the performance by the Buyer of its obligations under, this Agreement and the Buyer Documents will not:

(a)	constitute or result in a breach of any provision of its memorandum or articles of association;

(b)	constitute or result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound and which is material in the context of the transactions contemplated by this Agreement;

(c)	constitute or result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound and which is material in the context of the transactions contemplated by this Agreement; or

(d)	require it to obtain any consent or approval of or give any notice to or make any registration with any governmental or other authority which has not been unconditionally and irrevocably obtained or made at the date of this Agreement.

123	The Buyer is acting as principal and not as agent or for or on behalf of any other person.

124	In respect of the Personal Data, the Buyer warrants that transfer of the Personal Data to the Buyer, or as the Buyer shall direct, as envisaged by this Agreement shall not involve or require the transfer of the Personal Data by the Seller to a recipient located outside the European Economic Area.

125	In respect of the management of customer opt outs which may be received following the sending of the Pre-Completion Customer Notice pursuant to clause 12.12, the Buyer warrants that it has sufficient technical and organisational measures in place to comply with its obligations in a timely and lawful manner.

SCHEDULE 6

EMPLOYEE PROVISIONS

126	Transferring Employees: ARD Countries

(a)	The Seller and the Buyer acknowledge and agree that the sale of the Business under this Agreement will constitute a transfer for the purposes of the ARD and Similar Law in the ARD Countries and accordingly, the contracts of employment and employment relationships between each Seller Employer and the ARD Transferring Employees as in force immediately before the Effective Time shall not terminate upon the Effective Time but will have effect from the Effective Time as if originally made between the Buyer and each ARD Transferring Employee and all the Seller Employers’ rights, powers, duties and liabilities under or in connection with such contracts and employment relationships shall transfer to the Buyer except in so far as such contracts relate to (i) benefits for old age, invalidity or survivors under any Occupational Pension Scheme save to the extent required by relevant applicable Legislation, or (ii) any ARD Employee who objects to the transfer of his contract of employment under the ARD or Similar Law. For the purposes of this Schedule 7, references to the Buyer shall include any member of the Buyer’s Group that employs any of the Transferring Employees with effect from the Effective Time.

(b)	Each Seller Employer shall retain the services of the ARD Employees with the intent that their contracts of employment shall continue in force until the Effective Time and then be transferred to the Buyer under ARD or Similar Law on the Effective Time and each Seller Employer shall comply with all its obligations under such contracts of employment, under statute and under any agreement with any trade union or in respect of which it would be expected to comply by any regulatory, consultative or other body to which it is subject in relation to the Business. In particular, without limitation to the foregoing, each Seller Employer shall not, prior to the Effective Time, take any steps to:

(i)	transfer any Employee from the Business to work wholly or mainly in another part of its business;

(ii)	transfer any person who is not an Employee to work wholly or mainly in the Business;

(iii)	employ or engage any person other than an Employee in the Business;

(iv)	send any Employee on secondment;

(v)	terminate the employment of any Employee otherwise than for gross misconduct, except for any terminations required for the purpose of transferring Employees between members of the Seller’s Group (by termination and rehire) as part of Microsoft Day Integration; or

(vi)	make any changes or alteration to the terms and conditions of employment of any Employees otherwise than in the ordinary course of business or with the prior written consent of the Buyer, but, for the avoidance of doubt, changes or alterations that are connected with the transfer of Employees between members of the Seller’s Group as part of Microsoft Day Integration shall be permitted.

127	Transferring Employees: Non-ARD Countries

(a)	In each of the Non-ARD Countries where offer and acceptance is an appropriate and agreed approach to the transfer the employment of the Non-ARD Employees to the Buyer, the parties shall comply with paragraphs 2(b) to (e) below. In all other Non-ARD Countries, the parties shall discuss in good faith and agree (subject to discussion with the relevant Non-ARD Employee) on the most appropriate and effective approach to be taken in respect of the Non-ARD Employees in those countries, and if no agreement can be reached by the date that falls three weeks prior to the Effective Time, paragraphs 2(b) to (e) below shall apply.

(b)	The Buyer will at least two weeks prior to the Effective Time, make a written offer of employment to take effect from the Effective Time to each of the Non-ARD Employees on such terms and conditions (including without limitation terms as to remuneration and benefits) that are materially the same and no less favourable overall than those which the Non-ARD Employees enjoyed immediately prior to such offer being made and with continuity of employment recognised in accordance with paragraph 4(b).

(c)	The Buyer shall not directly or indirectly induce or persuade or seek to induce or persuade any Non-ARD Employee not to accept any offer made or to be made pursuant to paragraph 2(a) above.

(d)	The Buyer shall allow each of the Non-ARD Employees made an offer of employment under paragraph 2(b) above a period of seven (7) calendar days to decide to accept that offer of employment. Where any Non-ARD Employee accepts an offer of employment made under paragraph 2(a) above, each Seller Employer will permit the relevant Non-ARD Employee to leave his employment to take up employment with the Buyer with effect from the Effective Time without having worked the whole of any applicable notice period.

(e)	The Buyer will, upon written request from the relevant Seller Employer and provided the relevant Non-ARD Employee consents, provide the relevant Seller Employer with the details of the material terms of the offers made to the Non-ARD Employees pursuant to this paragraph.

(f)	Any Non-ARD Employee accepting an offer of employment made under paragraph 2(a) above, or agreeing to an alternative approach to transfer his employment under paragraph 2(a) above, will be regarded as being and treated as a “Non-ARD Transferring Employee” for the purposes of this Schedule and the Buyer shall be responsible for all Employment Liabilities in respect of the Non-ARD Transferring Employees with effect from the Effective Time.

128	Transferring Employees: ARD Countries and Non-ARD Countries

(a)	All Employment Costs in respect of the Transferring Employees:

(i)	for any period up to the Effective Time (whether or not due for payment by that date) shall be borne and discharged by Seller, including, for the avoidance of doubt, all Special Retention Bonuses; and

(ii)	for any period on or from the Effective Time will be borne and discharged by the Buyer,

and will if necessary be apportioned on a time basis between the Seller and the Buyer.

(b)	Each Seller Employer shall comply with its obligations to inform and consult with the Employees or any Employee Representatives in accordance with the ARD or Similar Law (in respect of ARD Employees) or as otherwise required.

(c)	The Buyer will provide the Seller no later than 28 days prior to the Effective Time with any information that the Seller reasonably requires to enable it or each Seller Employer to comply with its obligations under paragraph 3(b) above (including without limitation details of any measures) that the Buyer envisages taking in relation to those ARD Employees who become ARD Transferring Employees.

(d)	The Buyer and the Seller will each give to the other such further assistance and information as they may reasonably require in order to comply with their respective obligations with regard to the provision of information and consultation in accordance with the ARD or Similar Law or as otherwise required.

(e)

The Seller and Buyer intend that for the purposes of any severance or termination benefit plan, program, policy, agreement or arrangement with a Seller Employer and any statutory termination indemnity, notice requirement or statutory severance under applicable law or Legislation, the transactions contemplated by this Agreement shall not constitute a severance of employment of any Non-ARD Transferring Employee. The parties shall cooperate and make reasonable endeavours to take all appropriate steps to realise the intent of this paragraph 3(e) (which may include executing a form of tripartite agreement between the Seller Employer, the relevant member of the Buyer’s Group and the Non-ARD Transferring Employee, if the parties agree such a mechanism is in their mutual interest). For the avoidance of doubt, where the transactions contemplated by this Agreement do constitute a severance of employment of any Non-ARD Transferring Employee, the Seller shall bear all applicable severance and termination payments or benefits and the Seller shall indemnify, keep indemnified and fully reimburse the Buyer against all Employment Liabilities incurred, suffered or paid by the Buyer arising directly or indirectly in connection with such severance of employment of a Non-ARD Transferring Employee.

129	Commencement: Terms of Employment after the Effective Time

(a)	The terms on which the Buyer shall employ the Non-ARD Transferring Employees shall at all times be in compliance with the requirements of this paragraph 4.

(b)	The Buyer will:

(i)	recognise and give credit for the accrued length of service that each Transferring Employee has completed with the relevant Seller Employer immediately prior to the Effective Time for all purposes, including:

(A)	career advancement and promotion consideration;

(B)	eligibility and vesting under retirement plans or pension benefit plans;

(C)	eligibility to participate in medical, dental and other similar benefits plans; and

(D)	vacation, retirement and severance plans and benefits;

(ii)	subject to the process agreed pursuant to paragraph 2(a) above, ensure that there is no break in employment;

(iii)	take full responsibility for all travel and relocation requirements and costs associated with any relocation of the Transferring Employees; and

(iv)

from the Effective Time for the period up to and including 31 December 2015, provide each Transferring Employee who is involuntarily terminated by the Buyer without “cause” with severance and termination benefits, to the extent applicable, in an amount equal to the severance and termination benefits that would be due under the comparable applicable severance and termination benefit plans, programs, policies, agreements or arrangements of the Seller Employer that employed each Transferring Employee prior to the Effective Time in effect on the date of this Agreement. Without limiting the foregoing, in the event that Buyer, without a Transferring Employee’s prior consent, (i) reduces the wage rate or base salary of any Transferring Employee as in effect for such Transferring Employee immediately prior to the Effective Time or (ii) relocates a Transferring Employee’s principal place of employment to a facility or location that is more than fifty (50) kilometres (or such shorter distance as may be required pursuant to applicable Law) from the Transferring Employee’s principal place of employment as of immediately prior to the Effective Time (either of clause (i) or (ii) being “Good Reason”), in either case during the period from the Effective Time up to and including 31 December 2015, such Transferring Employee shall be entitled (for a period not to exceed thirty (30) days following the event giving rise to Good Reason) to terminate his or her employment and receive severance consistent with the terms of the previous sentence. For the purposes of this paragraph, “cause” shall mean a good faith determination by the Buyer that any of the following has occurred: (i) willful and gross misconduct or gross neglect of employee’s material duties (ii) commission by employee of a misdemeanor with moral turpitude or a felony/criminal offence under the law of the jurisdiction in which such employee works; (iii) commission by employee of fraud, theft or dishonesty in connection with the Buyer or any member of the Buyer’s Group; (iv) material breach by employee of their obligations under their contract of employment, the Buyer’s written policies or any agreement with the Buyer that results in injury to any member of the Buyer’s Group; or (v) the employee is found guilty of any conduct which in the opinion of the Buyer brings the employee, the Buyer or any member of the Buyer’s Group into disrepute.

130	Indemnities

(a)	The Seller shall indemnify, keep indemnified and fully reimburse the Buyer against all Employment Costs and Employment Liabilities incurred, suffered or paid by the Buyer arising directly or indirectly in connection with:

(i)	the employment of any of the Transferring Employees, or the termination of their employment, on or prior to the Effective Time;

(ii)	any act, omission or fault of the Seller (or a Seller Employer) or any other event, matter or circumstance occurring or having its origin before the Effective Time in respect of any of the Transferring Employees;

(iii)	the Seller’s (or a Seller Employer’s) failure to comply with any obligation it has to inform or consult with Employees or their Employee Representatives in accordance with the ARD or Similar Law or otherwise save where the Buyer has failed to comply with its obligations under the same (but, for the avoidance of doubt, this indemnity shall not apply to a failure to comply with any obligation to inform or consult in accordance with the ARD or Similar Law in respect of Non-ARD Employees or any failure by the Seller to conduct a 60-day pension consultation with Employees prior to the Effective Time in accordance with the Pension Regulations is subject to the Buyer’s indemnity at paragraph 5(g)(vi) below);

(iv)	any claim or proceedings filed in a UK court of law by an ARD Transferring Employee in respect of any early retirement or redundancy pension or lump sum benefit acquired under the Nokia Group (UK) Pension Scheme, in respect of service prior to Completion and calculated by reference to the ARD Transferring Employee’s earnings at Completion, for which the Buyer has become liable as a result of the TUPE Regulations. The provisions of paragraphs 15 and 18 of Schedule 4 shall apply to any claim made under this indemnity.

(b)	The Seller shall not be obliged to indemnify the Buyer under paragraph 5(a) above in respect of any Employment Liability to the extent that the relevant Employment Liability:

(i)	is one which falls within the scope of any of the Buyer’s indemnities under paragraph 5((g) below:

(ii)	arises as a result of a negligent or unlawful discriminatory act by the Buyer;

(iii)	arises solely from the accrual of service by any of the ARD Transferring Employees prior to the Effective Time; or

(iv)	is one in respect of which the Buyer has the benefit of any insurance policy transferred by operation of law from Seller to the Buyer.

(c)	If it is found or alleged that any contract of employment relating to a person who is or has been an employee of a Seller Employer other than a Transferring Employee has effect as if originally made between the Buyer and that person as a result of the operation of the ARD or Similar Law then the Buyer shall, having become aware of such finding or allegation in relation to such contract, or alleged effect:

(i)	notify the Seller as soon as possible of such finding or allegation (“Notification”);

(ii)	the Seller shall, within the period of 14 days from the date of receipt by the Seller of such Notification make an offer of employment to such person on terms overall no less favourable (save for benefits for old age, invalidity or survivors under any Occupational Pension Scheme) than the employment contract of such person in existence immediately prior to the Effective Time, to take effect upon termination of the existing employment contract of such person;

(iii)	if such offer is accepted, the Buyer shall immediately release such person from its employment; and

(iv)	if no such offer is made within the 14 days period referred to in paragraph (c)(ii) above or if an offer is made but not accepted within that 14 day period, the Buyer may, after the Buyer has notified the Seller in writing of its intention to do so, terminate the employment of such person.

(d)	Subject to the provisions of paragraph 5(c) above being followed by the Buyer, the Seller will indemnify, keep indemnified and fully reimburse the Buyer against any Employment Costs and Employment Liabilities arising in connection with the employment of any such person from the Effective Time until the termination of such employment and against any Employment Liabilities arising out of such termination, provided that:

(i)	such indemnity shall not apply in respect of any person in respect of whom a Notification is received by the Seller more than six months after the Effective Time; and

(ii)	the Buyer complies with the contract of employment of such person and uses its reasonable endeavours to comply with such procedures as are required to lawfully terminate employment under local law or Legislation; and

(iii)	the Seller’s indemnity shall not cover claims arising out of the employment or termination of any such person for unlawful discrimination, harassment or whistleblowing.

(e)	If the employment contract of any ARD Employee does not have effect after the Effective Time as if originally made with the Buyer (other than by reason of an ARD Employee exercising his rights under ARD or Similar Law to object to the transfer):

(i)	the Seller shall notify the Buyer as soon as possible of such finding;

(ii)	the Buyer shall, in consultation with the Seller, within 14 days of being notified of such finding by the Seller, make an offer of employment to such ARD Employee on terms overall no less favourable (save for benefits for old age, invalidity or survivors under any Occupational Pension Scheme) than the employment contract of such person in existence immediately prior to the Effective Time to take effect upon termination of the existing employment contract; and

(iii)	if such offer is accepted, the Seller shall procure that the relevant Seller Employer terminates the employment of such ARD Employee immediately.

(f)	If an offer in paragraph (e)(ii) is not accepted, the Seller shall indemnify, keep indemnified and fully reimburse the Buyer against all Employment Costs and Employment Liabilities arising in connection with the employment of any such ARD Employee from the Effective Time until the termination of such employment and against all Employment Costs and Employment Liabilities arising in connection with such termination, provided that such indemnity shall not apply in respect of any person in respect of whom a Notification is received by the Seller more than six months after the Effective Time.

(g)	The Buyer shall indemnify and keep the Seller indemnified and fully reimbursed against all Employment Costs and Employment Liabilities incurred, suffered or paid by the Seller arising directly or indirectly in connection with:

(i)	the employment of or termination of employment by the Buyer of any of the Transferring Employees on or after the Effective Time;

(ii)	any act, omission or fault of the Buyer on or after the Effective Time in respect of the employment by the Buyer of any of the Transferring Employees on or after the Effective Time or any other event, matter or circumstance occurring or having its origin on or after the Effective Time for which the Buyer is responsible;

(iii)	any change to take effect on or after the Effective Time to any term or condition of employment or working condition of any ARD Transferring Employee or any proposal to make such a change, which would be to the detriment of such ARD Transferring Employee (whether the change is proposed before or after the Effective Time and whether the relevant claim is made before or after the Effective Time) including without limitation any claim arising out of the resignation by any ARD Transferring Employee from the employment of the Seller as a result of any such change or proposed change;

(iv)	any statement communicated or action done by the Buyer up to the Effective Time to or in respect of any Transferring Employee which has not been agreed in advance by the Seller in writing;

(v)	any failure by the Buyer to comply with any applicable obligations it has with regard to the provision of information or consultation with Transferring Employees or their Employee Representatives to which the Buyer is subject under the ARD or Similar Law; and

(vi)	any failure by the Seller to conduct a 60-day pension consultation with Employees prior to the Effective Time in accordance with the Pension Regulations.

131	International Retirement Plans

The Seller undertakes that by the Effective Time, no Employee shall be an active member of or have any entitlement to be an active member of the Nokia International Retirement Plan or any other international retirement plan that the Seller operates for its expatriate employees.

132	Non-solicitation

The Seller shall not and shall procure that every member of the Seller’s Group shall not without the prior consent of the Buyer, for a period of 12 months from the Effective Time directly or indirectly (whether alone or in conjunction with or on behalf of some other person) solicit or entice, or endeavour to solicit or entice, away from the Buyer any of the Transferring Employees, unless such individual contacts any Seller Employer independently on his/her own initiative in response to a general recruitment advertisement issued by that Seller Employer.

133	Ongoing Assistance Clause

After the Effective Time the Buyer shall permit any Seller Employer and its authorized representatives upon reasonable notice during normal business hours to have full access to all personnel records of the Transferring Employees in order for that Seller Employer to respond to a subpoena, court order, audit, investigation, to obtain data for pension or other benefits, or otherwise as required by applicable Legislation and the Buyer shall provide any such Seller Employer, upon that Seller Employer’s reasonable request and at its expense, with copies of such personnel records.

134	Additional Definitions

In this Schedule:

“ARD” means the Acquired Rights Directive 2001/23 EC of the European Council dated 12th March 2001 as may be amended from time to time and such law, agreement or other measure in each ARD Country that implements or extends the ARD including in the TUPE Regulations;

“ARD Countries” means any country in respect of which the parties have agreed that the ARD or Similar Law applies to the sale and purchase of the Business as contemplated by this Agreement, meaning Finland, Mexico, Turkey (but only in the event the Buyer has established a legal entity in Turkey) and the United Kingdom;

“ARD Employees” means Employees employed by a Seller Employer for the purposes of the Business in the ARD Countries;

“ARD Transferring Employees” means the ARD Employees whose employment automatically transfers to the Buyer in accordance with the ARD or Similar Law;

“Employment Costs” means anything paid to or in respect of any employee or worker and includes (without limitation) all salaries, wages, commissions, incentive payments, bonuses, all statutory contributions, holiday pay (including payment for accrued but untaken holiday), national insurance and other social security contributions or payments, pension contributions and employer’s insurance contributions made to or on behalf of or in respect of an employee, taxation (including all income or other tax deductible by law from an employee’s or worker’s pay), expenses and all other emoluments, benefits and outgoings;

“Employment Liabilities” includes all awards, compensation, costs, expenses, losses, liabilities, damages, claims, proceedings, awards, fines, orders, demands, actions, payments by way of settlement, penalties, payments pursuant to Court or Tribunal awards or orders and other liabilities (including legal and other professional fees and expenses on an indemnity basis) whenever or howsoever arising or brought;

“Employee Representatives” means recognised trade unions, works councils or other appropriate elected or appointed employee representatives;

“Microsoft Day Integration” means the planned restructuring and integration activities that Seller’s Group is undertaking to integrate the acquired Nokia devices and services business;

“Non-ARD Countries” means those countries in respect of which the parties have agreed that the ARD or Similar Law does not apply to the sale and purchase of the Business as contemplated by this Agreement, meaning Brazil, China, France, Germany, India, Indonesia, Italy, Russia, South Africa, Spain, Turkey (but only in the event the Buyer has not established a legal entity in Turkey), United Arab Emirates and United States of America;

“Non-ARD Employees” means the Employees employed by a Seller Employer for the purposes of the Business in the Non-ARD Countries;

“Occupational Pension Scheme” means an occupational pension scheme as defined in Section 1 of the UK Pension Schemes Act 1993 and any other supplementary company or intercompany pension scheme outside a statutory social security scheme;

“Pension Regulations” means the United Kingdom Occupational and Personal Pension Schemes (Consultation by Employers and Miscellaneous Amendment) Regulations 2006;

“Similar Law” means any Legislation of any country outside the European Union that is similar to, has, or is equivalent in terms of its effect to the ARD;

“Special Retention Bonus” means the special one-off retention bonus payments offered to Employees in a letter from Jyrki Rosenberg sent in or around October 2014 and set out in the anonymised spreadsheet disclosed by the Seller; and

“Transferring Employees” means the ARD Transferring Employees and Non-ARD Employees who at the date of this Agreement are those persons whose details are set out in Annex A.

SCHEDULE 7

INTELLECTUAL PROPERTY

PART 1 REGISTERED INTELLECTUAL PROPERTY

Country	Mark Name	Status	App No.	Filed Date	Registration Number	Granted Date	Renewal Due Date
Australia	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

Brazil	MIXRADIO AND DESIGN	Published	840,794,339	14 February 2014

Brazil	MIXRADIO AND DESIGN	Published	840,794,347	14 February 2014

Brazil	MIXRADIO AND DESIGN	Published	840,794,355	14 February 2014

Brazil	MIXRADIO AND DESIGN	Published	840,794,371	14 February 2014

Canada	MIXRADIO AND DESIGN	Application	1,664,337	18 February 2014

China	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

European Community	MIXRADIO AND DESIGN	Registered	12,078,531	20 August 2013	12,078,531	16 January 2014	20 August 2023

India	MIXRADIO AND DESIGN	Application	2,681,239	18 February 2014

Indonesia	MIXRADIO AND DESIGN	Application	D 002,014,006,751	18 February 2014

International	MIXRADIO AND DESIGN	Registered	IR 1,177,894	21 August 2013	IR 1,177,894	17 October 2013	21 August 2023

Malaysia	MIXRADIO AND DESIGN	Application	2014/001,910	19 February 2014

Country	Mark Name	Status	App No.	Filed Date	Registration Number	Granted Date	Renewal Due Date
Malaysia	MIXRADIO AND DESIGN	Application	2014/001,909	19 February 2014

Malaysia	MIXRADIO AND DESIGN	Application	2014/001,908	19 February 2014

Malaysia	MIXRADIO AND DESIGN	Application	2014/001,907	19 February 2014

Mexico	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

Norway	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

Russian Federation	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

Saudi Arabia	MIXRADIO AND DESIGN	Published	1,435,007,186	19 February 2014

Saudi Arabia	MIXRADIO AND DESIGN	Published	1,435,007,185	19 February 2014

Saudi Arabia	MIXRADIO AND DESIGN	Published	1,435,007,184	19 February 2014

Saudi Arabia	MIXRADIO AND DESIGN	Published	1,435,007,183	19 February 2014

Singapore	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

South Africa	MIXRADIO AND DESIGN	Application	2014/04,019	14 February 2014

South Africa	MIXRADIO AND DESIGN	Application	2014/04,976	14 February 2014

South Africa	MIXRADIO AND DESIGN	Application	2014/04,975	14 February 2014

Country	Mark Name	Status	App No.	Filed Date	Registration Number	Granted Date	Renewal Due Date
South Africa	MIXRADIO AND DESIGN	Application	2014/04,974	14 February 2014

Switzerland	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013
Thailand	MIXRADIO AND DESIGN	To Be Filed	927,099

Thailand	MIXRADIO AND DESIGN	To Be Filed	927,098

Thailand	MIXRADIO AND DESIGN	To Be Filed	927,097

Thailand	MIXRADIO AND DESIGN	To Be Filed	927,096

Turkey	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

United Arab Emirates	MIXRADIO AND DESIGN	Application	206,303	17 February 2014

United Arab Emirates	MIXRADIO AND DESIGN	Application	206,302	17 February 2014

United Arab Emirates	MIXRADIO AND DESIGN	Application	206,301	17 February 2014

United Arab Emirates	MIXRADIO AND DESIGN	Application	206,300	17 February 2014

United States of America	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

Vietnam	MIXRADIO AND DESIGN	Application	IR 1,177,894	21 August 2013

PART 2 OWNED SOFTWARE

Windows Phone client (distributed on Lumia)

Windows 8 client (distributed on Lumia 2520)

Asha NG client (distributed on Nokia Asha NG devices in some territories)

X client (distributed on Nokia X devices in some territories)

HTML5 web client (www.mixrad.io)

iOS client (in development)

Android client (in development)

PART 3 THE MUSIC LICENCES

Part 3A – Major Music Licences

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Sony Music Entertainment	Digital Download Sales Agency Agreement	ALC Sales Agency Agreement	31/08/2012	15/12/2014

Sony Music Entertainment	Attachment: Letter Content Escrow for Digital Download Sales Agency 4.2.2011	US Agency ALC Provision of electronic content during contract negotiation	4.2.2011	N/A

Sony Music Entertainment	Digital Sales Agreement	Original Distribution of digital music via Download Services	02.04.2008	Continues until terminated by the giving of 90 day notice

Sony Music Entertainment	First Amendment to the Digital Sales Agreement	1st Amendment to CWM subscription period amendment	signed 30.9.2008	Subject to main agreement

Sony Music Entertainment	Second Amendment to the Digital Sales Agreement	2nd Amendment to CWM – Adding Mexico to the Territory	signed 1.12.2008	Subject to main agreement

Sony Music Entertainment	Third Amendment to the Digital Sales Agreement	3rd Amendment to CWM – DRM Free and other amendments	signed 18.6.2009	Subject to main agreement

Sony Music Entertainment	Fourth Amendment to the Digital Sales Agreement	4th Amendment to CWM – CWM Fee amendments	dated 27.8.2009	31.12.2010

Sony Music Entertainment	Amendment 5	5th Amendment	dated 15.02.2010	Subject to main agreement

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Sony Music Entertainment	Sixth Amendment to the Digital Sales Agreement	6th Amendment to CWM – 6-month term for Brazil, Turkey & South Africa, extension for certain territories, use of clips through APIs	signed 30.09.2010	Territory term re Brazil, Turkey & South Africa extended through June 30, 2011

Sony Music Entertainment	7th Amendment to the Digital Sales Agreement	7th Amendment – is no longer valid – concerned India NMU as its been substituted by the later NMU deals in India, it is no longer applicable.	N/A	N/A

Sony Music Entertainment	8th Amendment to the Digital Sales Agreement	8th Amendment to CWM deal – is no longer valid -re 6 month extension of Brazilian CWM. As CWM has been ramped down in Brazil years ago and the rights similarly expired.	N/A	N/A

Sony Music Entertainment	9th Amendment to the Digital Sales Agreement	9th Amendment to CWM – Extension of CWM Term in Mexico	dated 27.04.2012	Subject to main agreement

Sony Music Entertainment	Tenth Amendment to the Digital Sales Agreement	10th Amendment to CWM – NMU India – 2013 extension	01.01.2013	31.12.2013 following a wind down period

Sony Music Entertainment (successor-in-interest to Sony BMG Music Entertainment)	Eleventh Amendment to the Digital Sales Agreement	11th Amendment to ALC Wholesale Pricing amendment	dated 26.6.2013	Subject to main agreement

Sony Music Entertainment (successor-in-interest to Sony BMG Music Entertainment)	Twelfth Amendment to the Digital Sales Agreement	Amendment to DMLA – 12th Amendment is the metadata deal for Bing search services.	18.12.2013	Subject to main agreement

Sony Music Entertainment (successor-in-interest to Sony BMG Music Entertainment)	Thirteenth Amendment to the Digital Sales Agreement	13th Amendment to the DMLA; India NMU for 2014	01.01.2014	31/12/2014

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Universal International Music BV	Agreement	Digital Music Distribution Framework Agreement (Comes with Music and Nokia Music Store) Digital Music Distribution Agreement (ALC and CWM / NMU)	27.11.2007	As amended by Amendment No 23

Universal International Music BV	Amendment [1 to main Agreement dated 27.11.2007]	Adding new countries to Territory	30.05.2008	Subject to main agreement

Universal International Music BV	Amendment 2	Amendment accomodating 18-month CWM subscription package	01.09.2008	Subject to main agreement

Universal International Music BV	Amendment 3 to Digital Music Distribution Agreement	Amendment adding France to the Territory definition	30.01.2009	Subject to main agreement

Universal International Music BV	Amendment 4 to the Agreement	Amendment adding Mexico to the Territory	01.05.2009	N/A

Universal International Music BV	Amendment to the Digital Music Distribution Agreement	Amendment accomodating CWM termination extension	31.08.2009	N/A

Universal International Music BV	Amendment 5 to the Digital Music Distribution Agreement	Amendment DRM Free, Playlists, Regional services	01.09.2009	N/A

Universal International Music BV	Amendment 6 to the Digital Music Distribution Agreement	Terms for China CWM Service 2010	26.02.2010	N/A

Universal International Music BV	Amendment 7 to the Digital Music Distribution Agreement	Media Box Trial including redefining Clips and Cover Artwork, and 6 month CWM in certain territories	01.11.2010	N/A

Universal International Music BV	Amendment 8 to the Digital Music Distribution Agreement	Extension of CWM in Mexico	26.04.2010	N/A

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Universal International Music BV	Amendment 9 to the Digital Music Distribution Agreement	Extension of CWM in Mexico	30.04.2010	N/A

Universal International Music BV	Amendment 10 to the Digital Music Distribution Agreement	Amendments to the terms for CWM in Mexico	07.05.2010	N/A

Universal International Music BV	Amendment 11 to the Digital Music Distribution Agreement	CWM extension of term, recoupability of prepayment and final settlement	05.11.2010	N/A

Universal International Music BV	Amendment 12 to the Digital Music Distribution Agreement	Exclusion of China from Global Framework, given local contract in place	08.06.2011	N/A

Universal International Music BV	Amendment 13 to the Digital Music Distribution Agreement	Amendment accomodating USA to the Territory with respect to the ALC store	31.05.2012	N/A

Universal International Music BV	Amendment 14 to the Digital Music Distribution Agreement	Amendment Accomodating Extension of ALC store term	31.08.2012	N/A

Universal International Music BV	Amendment 14 to the Digital Music Distribution Agreement	NMU China for Year 2013	01/02/2013	31/12/2013

Universal International Music BV	Amendment 15 to the Digital Music Distribution Agreement	Extension of Term, amendment to incentive criteria pricing	12.10.2012	N/A

Universal International Music BV	Amendment 16 to the Digital Music Distribution Agreement	Adding Canada to the Territory	29.04.2013	N/A

Universal International Music BV	Amendment 18 to the Agreement	18th Amendment to the DMLA: BING Metadata deal, linking Bing search results to ALC Music Store in Poland, Turkey and Russia	06.01.2014	N/A

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Universal International Music BV	Amendment 19 to the Agreement	19th Amendment to the DMLA: Extension of ALC store	27.01.2014	N/A

Universal International Music BV	Amendment 20 to the Digital Music Distribution Agreement	Amendment to DMLA accomodating India NMU for 2014	Agreement date 08.04.2014 effective date 01.01.2014	31/12/2014

Universal International Music BV	Amendment 21 to the Digital Music Distribution Agreement	Amendment 21 to the Agreement – Term extension	14/05/2014	13/07/2014

Universal International Music BV	Amendment 22 to the Agreement	Amendment 22 to the Agreement – Term extension	13/07/2014	13/10/2014

Universal International Music BV	Amendment 23 to the Agreement	Amendment 23 to the Agreement – Term extension	28/10/2014	13/01/2015

Warner Music Inc.	Digital Sales Agreement	Original DMLA and CWM – Distribution of digital music via Download Services	27.06.2008	Rolling on quarterly periods

Warner Music Inc.	Amendment 1 to Exhibit 1 of the Digital Sales Agreement	1st Amendment to CWM – adding Mexico to the Territory	24.11.2008	N/A

Warner Music Inc.	Amendment 2 to Digital Sales Agreement	2nd Amendment to CWM – Amends the pricing structure and content usage rules	02.07.2009	N/A

Warner Music Inc.	Amendment 3 to Digital Sales Agreement	3rd Amendment to CWM – Modification of CWM fees and enabling regional services	11.09.2009	N/A

Warner Music Inc.	Amendment 4 to Digital Sales Agreement	4th Amendment to CWM – Amendment adding Northern Cone and Pan Arabic Territories	19.02.2010	N/A

Warner Music Inc.	Amendment 5 to Digital Sales Agreement	5th Amendment to CWM – 6 Month Term for Brazil, Turkey and South Africa, API-related modifications globally, China related amendments	01.09.2010	N/A

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Warner Music Inc.	Amendment 6 to Digital Sales Agreement	6th Amendment to CWM – Term extension for Brazil until 31.12.2011	Feb-11	N/A

Warner Music Inc.	Amendment 7 to Digital Sales Agreement	7th Amendment to CWM – NMU 2012 for India and Bangladesh	11.12.2012	N/A

Warner Music Inc.	Amendment 8 to Digital Sales Agreement	8th Amendment to CWM – NMU 2013 for India, Pakistan, Nepal, Sri Lanka and Bangladesh	01.01.2013	N/A

Warner Music Inc.	Amendment 9 to Digital Sales Agreement	9th Amendment to CWM – re consent to assign and Bing metadata	12.02.2013	N/A

Warner Music Inc.	Amendment 10 to Digital Sales Agreement	10th Amendment to CWM – 2014 NMU in India extension until 12/31/2014	1.1.2014	31.12.2014

Universal International Music B.V.	Reinstated Digital Product Agreement	Digital streaming license Agreement for Mix Radio and Mix Radio+	15.11.2012	15.11.2013 (as amended; current term until 13.01.2015)

Universal International Music BV	Amendment 1 to the Reinstated Digital Product Agreement	1st Amendment to the MixRadio Agreement: Extension of Mix Radio Term and inclusion of Mix Sharing Social Feature	27.01.2014	13.4.2014

Universal International Music BV	Amendment 2 to the Reinstated Digital Product Agreement	2nd Amendment to the MixRadio Agreement; extension of Term and Extension of term with respect to NMU bundled MixRadio	08/04/2014	13.7.2014

Universal International Music BV	Amendment 3 to the Reinstated Digital Product Agreement	3rd Amendment to the Reinstated Digital Product Agreement – Further Extension	13/07/2014	13.10.2014

Universal International Music BV	Amendment 4 to the Reinstated Digital Product Agreement	4th Amendment to the Reinstated Digital Product Agreement – Further Extension	28/10/2014	13.01.2015

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Sony Music Entertainment	Content License Agreement for Radio Service	Original Digital streaming license Agreement for Global Mix Radio	2011-10-26	31.12.2013 (extended by amendment six)

Sony Music Entertainment	First Amendment to the Content License Agreement for Radio Service	1st Amendment to Mix Radio – Allows for Mix Radio streaming for free on CWM devices – no royalties are due.	10/11/2011	N/A

Sony Music Entertainment	Second Amendment to the Content License Agreement for Radio Service	2nd Amendment to Mix Radio – Inclusion of IODA content	dated 29 March 2012	N/A

Sony Music Entertainment	Third Amendment to the Content License Agreement for Radio Service	3rd Amendment to Mix Radio – Adding Mix Radio+ to scope and US to the Territory	dated August 31, 2012	N/A

Sony Music Entertainment	Fourth Amendment to the Content License Agreement for Radio Service	4th Amendment to Mix Radio- Amending rates for UAE	dated 27.2.2013	N/A

Sony Music Entertainment	Fifth Amendment to the Content License Agreement for Radio Service	Fifth Amendment to the Content License Agreement for Radio Service – Extension of Term, changes to True-Up dates	01.01.2014	31/05/2014

Sony Music Entertainment (successor-in-interest to Sony BMG Music Entertainment)	Sixth Amendment to the Content License Agreement for Radio Service	Sixth Amendment – Term Extension	14/05/2014	31/10/2014

Sony Music Entertainment	Seventh Amendment to the Content License Agreement for Radio Service	Seventh Amendment – Term Extension	14/10/2014	30/11/2014

Sony Music Entertainment	Eighth Amendment to the Content License Agreement for Radio Service	Eighth Amendment – Term Extension	30/11/2014	28/02/2015

Sony Music Entertainment	Letter of extension of the Term	Letter extending the Term of the Radio Service Agreement, as amended to extend until 10/31/14	05.09.2013	31.10.2014

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Sony Music Entertainment	Content License for Radio Service second extension letter	Sony 2nd Extension letter to Radio Services Agreement	01.01.2014	Subject to main agreement

Sony Music Entertainment	Novation Letter	Novation	2014-01-16	N/A

Sony Music Entertainment	Extension of Novation Agreement and Change of Control Letter	Extension and Consent to Change Control	2014-03-25	N/A

WEA International, Inc. And Warner Music, Inc.	Content License Agreement for Radio Service (First Amendment letter)	Amended and Restated Digital Streaming License Agreement for Mix Radio, as amended to include Mix Radio+ to the scope and US and Canada to Territory	31.08.2012	15.11.2013 (as amended)

WEA International, Inc. And Warner Music, Inc.	Second Amendment to the Content License Agreement for Radio Service	2nd Amendment to Mix Radio – Amending rates for UAE	19.03.2013	N/A

WEA International, Inc. And Warner Music, Inc.	Third Amendment to the Content License Agreement for Radio Service	3rd Amendment to Mix Radio – extends the term to 11/15/2014, allows for Mix Sharing friend streams, and assignment consent to MSFT	15/11/2013	15/11/2014

WEA International, Inc. And Warner Music, Inc.	Amendment to the Content License Agreement for Radio Service	Letter re Acquisition of Parlophone Label Group	08/08/2013	N/A

WEA International, Inc. And Warner Music, Inc.	Fourth Amendment to the Content License Agreement for Radio Service	4th Amendment to Mix Radio – Partial term extension	24/09/2014	First Amendment Initial Term extended through 11/15/2014

WEA International, Inc. And Warner Music, Inc.	Fifth Amendment to the Content License Agreement for Radio Service	5th Amendment to Mix Radio – term extension	15/11/2014	28/01/2015

Nokia Contracting Entity	Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Nokia (China) Investment Co Ltd	Warner Music Beijing Co Ltd	Digital Music License Agreement	Radio Service	08/04/2014	31/12/2014

Nokia (China) Investment Co Ltd	Beijing Starbright Technical Services Company Limited (Sony)	Digital Music License Agreement	Radio Service	08/04/2014	31/12/2014

Part 3B – All other Music Licences

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
3Label .SP	Digital Music License Agreement	10/11/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

8ball Music	Digital Music License Agreement & One Amendment	22/10/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

ABC Digital Distribution Limited	Digital Music License Agreement	29/04/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Abeille Musique (AMCD)	Digital Music License Agreement	01/09/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Abirami Audio Recording Pvt Ltd	Digital Music License Agreement & One Amendment	22/02/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Absolute Marketing International Ltd.	Digital Music License Agreement	24/03/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Africori	Digital Music License Agreement	13/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

AGI Music SDN BHD	Digital Music License Agreement	24/07/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Agora S.A	Digital Music License Agreement	22/10/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Alien Prod S.A.R.L.	Digital Music License Agreement	05/08/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Alpha Digitech	Digital Music License Agreement & One Amendment	09/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Altafonte	Digital Music License Agreement	29/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

ALTIUS Trading 437 PTY Ltd (aka Bozza)	Digital Music License Agreement	30/11/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Another Venture LTD d/b/a Seed	Digital Music License Agreement	19/05/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

AP Internationals (aka Anak Audio)	Digital Music License Agreement	22/04/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Aquarius Musikindo P.T.	Digital Music License Agreement	15/11/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Arka Music Indonesia	Digital Music License Agreement	23/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Arkwork Channel	Digital Music License Agreement & One Amendment	01/11/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Armada Music BV	Digital Music License Agreement	21/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Armada Music BV	Digital Music License Amendment	01/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Armada Music BV	Digital Music License Amendment	15/09/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Art Empire Industries Ltd	Digital Music License Agreement	04/05/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Artist First S.R.L	Digital Music License Agreement	22/10/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Arvato Services Nederland B.V. (aka Rough Trade)	Digital Music License Agreement	14/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
AT (h)OME SARL	Digital Music License Agreement	23/05/2005	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

AT (h)OME SARL	Digital Music License Amendment	29/08/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

ATR Trust-en administratle Kantoor beheergoederen NV Acting as Cloud 9 Dance	Digital Music License Agreement & One Amendment	15/05/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Audio & Video Labs Inc. dba CD Baby	Digital Music License Agreement	19/01/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Audio & Video Labs Inc. dba CD Baby	Digital Music License Amendment	29/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

AVISPA S.L	Digital Music License Agreement	23/09/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Awal (UK) Limited (delivering Kobalt)	Digital Music License Agreement	09/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Awal (UK) Limited (delivering Kobalt)	Digital Music License Amendment	22/09/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Be Yourself Music Catalogue B.V.	Digital Music License Agreement & one Amendment	18/06/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Because Music	Digital Music License Agreement	15/12/2004	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Beggars Group Digital Ltd.	Digital Music License Agreement	11/01/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Believe Digital	Digital Music License Agreement	29/01/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Believe Digital	Digital Music License Amendment	20/11/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Believe Digital	Digital Music License Amendment	11/01/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Binacatunes Media Pvt Ltd	Digital Music License Agreement & One Amendment	12/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Black Hole Recordings B.V.	Digital Music License Agreement	31/03/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Black Hole Recordings B.V.	Digital Music License Amendment	09/09/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Bliss Corporation	Digital Music License Agreement	24/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Bliss Corporation	Digital Music License Amendment	06/08/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Bliss Corporation	Digital Music License Amendment	16/11/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

BOEP	Digital Music License Agreement	31/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

BOEP	Digital Music License Amendment	20/12/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Bojagi Label and media	Digital Music License Agreement	07/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Budha Subba Digital Pvt Ltd.	Digital Music License Agreement & One Amendment	01/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

C.A.M. (Creazioni Artistiche Musicali S.r.l)	Digital Music License Agreement	24/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Cadiz Digital	Digital Music License Agreement	01/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Carosello C.E.M.E.D. Srl	Digital Music License Agreement	12/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Celldak Solutions	Digital Music License Agreement	26/08/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Cipher Entertainment FZ LLC	Digital Music License Agreement	15/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Clockwize Online	Digital Music License Agreement	20/08/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

CNR International	Digital Music License Agreement	20/02/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Countdown Media GmbH (aka Madacy)	Digital Music License Agreement	17/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Craze Productions	Digital Music License Agreement	01/02/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Danmark	Digital Music License Agreement	16/08/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Daredo GmbH	Digital Music License Agreement	18/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

DashGo	Digital Music License Agreement	22/05/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
DashGo	Digital Music License Amendment	11/05/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Deck Producoes Artisticas LTDA	Digital Music License Agreement	02/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Deck Producoes Artisticas LTDA	Digital Music License Amendment	13/07/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Deep Emotions Publishing Pvt Ltd	Digital Music License Agreement	24/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Delta Sound	Digital Music License Agreement	25/01/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

DFP Group	Digital Music License Agreement	11/12/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Digidance B.V.	Digital Music License Agreement	25/11/2004	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Digidance B.V.	Digital Music License Amendment	22/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

DiGiDi Digital Distribution a.m.b.a	Digital Music License Agreement	19/09/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Digitainment	Digital Music License Agreement	19/07/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Digitainment	Digital Music License Agreement	12/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

DIGITAL WORLD AG	Digital Music License Agreement & One Amendment	28/09/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Ditto Music (Ditto Ltd)	Digital Music License Agreement	16/05/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Dizital Geeks	Digital Music License Agreement & one Amendment	15/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Divo TV Private Limited	Digital Music License Agreement	16/10/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Domino	Digital Music License Agreement	10/01/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Dox/ Stroom Records	Digital Music License Agreement & One Amendment	25/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Drecords International Pvt Ltd	Digital Music License Agreement & One Amendment	20/10/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
DRJ Records	Digital Music License Agreement & One Amendment	08/11/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

E1 Entertainment U.S. LP	Digital Music License Agreement	08/06/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Ear Ache Records Ltd	Digital Music License Agreement	19/05/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

East Coast Audio Entertainment	Digital Music License Agreement & One Amendment	12/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Electromode (Pty) Ltd.	Digital Music License Agreement & One Amendment	26/01/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

EmuBands Ltd	Digital Music License Agreement	01/12/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

E-Muzyka S.A.	Digital Music License Agreement	09/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Eros International Limited	Digital Music License Agreement	01/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Essential Music and Marketing Ltd (aka Cooking Vinyl)	Digital Music License Agreement	13/06/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Exact Mobile (PTY) LTD	Digital Music License Agreement & One Amendment	08/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

finetunes GmbH	Digital Music License Agreement	14/02/2006	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Five Star Audio	Digital Music License Agreement & One Amendment	01/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Fundacion Musica de Chile (Sello Azul)	Digital Music License Agreement	21/10/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Gakk Media (BD) Limited	Digital Music License Agreement	01/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Generika.com	Digital Music License Agreement & One Amendment	09/05/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Giri Digital Solutions Private Limited	Digital Music License Agreement & One Amendment	01/10/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Global Wide	Digital Music License Agreement	24/08/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Globo Comunicacao E Participacoes SA (aka Som Livre)	Digital Music License Agreement	04/09/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
GMM Media Limited (t/a Wobblynote records)	Digital Music License Agreement	04/10/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

GoBindas Entertainment Pvt Ltd	Digital Music License Agreement & One Amendment	16/10/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

GoodToGo GmbH (aka Groove Attack)	Digital Music License Agreement	09/02/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Greg Stainer	Digital Music License Agreement	06/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Happy Music	Digital Music License Agreement	22/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Harmonia Mundi, SA	Digital Music License Agreement	01/03/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Heaven 11 LLC	Digital Music License Agreement	24/10/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Horus Music Limited	Digital Music License Agreement	11/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

IIP DDS BV	Digital Music License Agreement	13/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
IMM Satis Pazarlama Ve Dis Tic.LTD.STI	Digital Music License Agreement	17/02/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

IMUSICA S.A	Digital Music License Agreement	16/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Independent Digital (used to be Propolis Media)	Digital Music License Agreement	04/01/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Independent Digital Licensing Agency (IDLA)	Digital Music License Agreement & One Amendment	01/12/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Independent Distribution On Line (IDOL)	Digital Music License Agreement	01/02/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Inertia Pty Ltd	Digital Music License Agreement	10/05/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Intergroove	Digital Music License Agreement	15/09/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Intermezzo Music & Media Group	Digital Music License Agreement & One Amendment	13/06/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Isolation Network INC d/b/a INGROOVES and d/b/a One Digital Distribution	Digital Music License Agreement & One Amendment	21/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Jack Velt & Co Productions and Editions (aka PAD Editions)	Digital Music License Agreement	14/09/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Kappamakki Consultario Artistica E Cultural Ltda.	Digital Music License Agreement	23/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Kdigital (aka SSM)	Digital Music License Agreement – US only	03/03/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Keyzit	Digital Music License Agreement		Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Kiver SpA	Digital Music License Agreement	24/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Kontor New Media, a division of Kontor Records GmbH	Digital Music License Agreement & One Amendment	01/02/2006	02/01/2015	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Kuarup Produções Ltda	Digital Music License Agreement	04/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Kudos Records LTD	Digital Music License Agreement	06/10/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

KVZ	Digital Music License Agreement	26/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
KWAN Mobile S.R.L	Digital Music License Agreement	11/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

La Cupula (LCM)	Digital Music License Agreement	01/04/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Label Worx Limited	Digital Music License Agreement	01/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Laughing Buddha Entertainment	Digital Music License Agreement	07/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Leader Music	Digital Music License Agreement	29/04/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Listen.to.it Srl	Digital Music License Agreement & One Amendment	01/06/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

LMS Comercio (aka Building)	Digital Music License Agreement	22/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Lokdhun Telemedia	Digital Music License Agreement & One Amendment	11/02/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Lusafrica	Digital Music License Agreement	30/09/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
M/s Goyal Digi Music	Digital Music License Agreement & One Amendment	27/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

M6 Interactions SAS	Digital Music License Agreement	19/03/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

MADE IN eTALY s.r.l	Digital Music License Agreement	04/04/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Magenta Discos	Digital Music License Agreement	11/07/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Major Records Entertainment LLC	Digital Music License Agreement	12/02/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Manorama Music	Digital Music License Agreement & One Amendment	12/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Mars Inc.	Digital Music License Agreement & One Amendment	14/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Matchboxology – (Song King)	Digital Music License Agreement & One Amendment	25/08/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

maX Music	Digital Music License Agreement	17/07/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Megabop Records	Digital Music License Agreement	15/10/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Melody Entertainment	Digital Music License Agreement	15/05/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Metrobeam	Digital Music License Agreement	08/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

MGM Distribution (The Groove Merchants)	Digital Music License Agreement	07/02/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Milan Music	Digital Music License Agreement	29/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Ministry of Sound UK	Digital Music License Agreement & One Amendment	14/04/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Mobisoft Telesolutions Pvt. Ltd. (aka Phoneytunes)	Digital Music License Agreement & One Amendment	12/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Mobitel	Digital Music License Agreement & One Amendment	07/12/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Mohamed Sami Abdullah Ehsan	Digital Music License Agreement	10/03/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Music Box International	Digital Music License Agreement	01/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Music Dealers LLC	Digital Music License Agreement	27/02/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

MUSIC IN HEAD PRODUCTIONS srl	Digital Music License Agreement	15/09/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Music Kickup	Digital Music License Agreement	20/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Music mail	Digital Music License Agreement	01/09/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Music Wires	Digital Music License Agreement & One Amendment	18/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Musicraft	Digital Music License Agreement – US only & One Amendment	24/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Naïve	Digital Music License Agreement	01/10/2004	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Nation Music	Digital Music License Agreement	22/01/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Naxos Sweden (now Naxos of America)	Digital Music License Agreement & One Amendment	08/01/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Nettwerk Productions	Digital Music License Agreement	12/12/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

NewState Entertainment Ltd	Digital Music License Agreement & One Amendment	02/02/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Ocean Butterflies Music PTE (SG)	Digital Music License Agreement	20/06/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Off Limits SRL Uninominale	Digital Music License Agreement & One Amendment	15/12/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Oh Boy Records, Red Pajamas Records and Blue Plate Music	Digital Music License Agreement & One Amendment	10/09/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

One Stop Music	Digital Music License Agreement	01/04/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

OneRPM LLC	Digital Music License Agreement	01/07/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Orchard (The Orchard Enterprises, Inc. / OWIE)	Digital Music License Agreement & One Amendment	12/09/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Ordis / Soul Seduction [RMS=SSDD]	Digital Music License Agreement & One Amendment	15/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Ossigeno Srl (Alma Music)	Digital Music License Agreement	10/12/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Oy Ensio Music Ltd	Digital Music License Agreement	28/03/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PEACEFROG LIMITED	Digital Music License Agreement	13/05/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Phonofile AS (Phonofile Norway)	Digital Music License Agreement & One Amendment	03/06/2005	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Phonographic Performance Ltd (PPL)	Digital Music License Agreement	01/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PIAS Sprl / PIAS-VITAL	Digital Music License Agreement & One Amendment	01/09/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Pickwick	Digital Music License Agreement	22/01/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Pison Contents	Digital Music License Agreement – US only	26/02/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Planet41 Mobi-Venture Limited	Digital Music License Agreement & One Amendment	28/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

POPS Worldwide	Digital Music License Agreement	03/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Poptori Oy	Digital Music License Agreement	31/03/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Portal Latino SL	Digital Music License Agreement & One Amendment	18/12/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Produciones Alzur SL (aka Lanzadera)	Digital Music License Agreement	14/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Pschent	Digital Music License Agreement	29/08/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Alfa Kreasitama	Digital Music License Agreement	11/06/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT CeraHati Digital Media	Digital Music License Agreement	12/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Digital Rantai Maya	Digital Music License Agreement	13/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
PT Indo Semar Sakti	Digital Music License Agreement	29/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Kreasi Cakrawala Utama (aka Keci Muzik)	Digital Music License Agreement	01/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Musica Studios	Digital Music License Agreement	24/11/2013	14/11/2014	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Naga Swarasakti	Digital Music License Agreement	02/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Pelangi Prima Sejati	Digital Music License Agreement	23/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Redtree Indonesia (aka Seven Music)	Digital Music License Agreement	27/03/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Sani Sentosa Abadi	Digital Music License Agreement	01/06/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT Trinity Optima Productions	Digital Music License Agreement	04/06/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT. E-Motion Entertainment	Digital Music License Agreement	01/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Virgo Multi Cipta effective on October 1, 201 used to be PT. Virgo Ramayana Music & Entertainment	Digital Music License Agreement	03/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT.Gema Nada Pertim	Digital Music License Agreement	02/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

PT.Graha Prima Swara	Digital Music License Agreement	27/03/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rajaram Digital	Digital Music License Agreement & One Amendment	20/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rajshri	Digital Music License Agreement & One Amendment	16/10/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rants Limited t/as VidZone Digital Media	Digital Music License Agreement	12/12/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

RDC Media	Digital Music License Agreement & One Amendment	01/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rebeat Digital GmbH	Digital Music License Agreement	14/10/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Record Jet	Digital Music License Agreement & Amendment	14/10/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Red Bullet	Digital Music License Agreement & Amendment	12/08/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

RED Distribution LLC	Digital Music License Agreement – US only & Novation Letter	01/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Redeye Inc.	Digital Music License Agreement	20/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Republic of Music Ltd.	Digital Music License Agreement	02/10/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rock Records (S) Pte Ltd	Digital Music License Agreement	11/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Roja Mass Audios	Digital Music License Agreement	01/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rotana Audiovisual Company	Digital Music License Agreement & One Amendment	12/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Rotana Audiovisual Company	Digital Music License Agreement	12/04/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

RouteNote Ltd.	Digital Music License Agreement	03/04/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Saregama India Ltd	Digital Music License Agreement	24/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Saregama Tone	Digital Music License Agreement & One Amendment	01/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

SAS Entertainment	Digital Music License Agreement & One Amendment	20/02/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Second Wind Ltd	Digital Music License Agreement	24/09/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Shemaroo Entertainment Ltd	Digital Music License Agreement	27/11/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Shock Entertainment Pty Ltd	Digital Music License Agreement	05/02/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Silk Road Communications Pvt Ltd.	Digital Music License Agreement	23/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Silva Screen Records Ltd	Digital Music License Agreement	02/09/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Soor Mandir	Digital Music License Agreement & One Amendment	05/10/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Soulspazm Records Inc	Digital Music License Agreement	18/05/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

South India Digital Music Management Pvt Ltd	Digital Music License Agreement & One Amendment	19/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Southern Record Distribution (aka SRD)	Digital Music License Agreement	07/09/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

SPI Music Private Ltd. (aka Think Music)	Digital Music License Agreement – US only	14/02/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Spice Digital Limited	Digital Music License Agreement & One Amendment	01/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

SPV Schallplatten Produktion & Vertrieb GmbH	Digital Music License Agreement	28/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

SRK Media Entertainment	Digital Music License Agreement & One Amendment	20/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

ST2 Music LTDA	Digital Music License Agreement	06/08/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Star Music	Digital Music License Agreement & One Amendment	01/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Static Plastic Productions	Digital Music License Agreement	06/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Stingray Music USA Inc	Digital Music License Agreement & One Amendment	11/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Strumm Entertainment Pvt Ltd	Digital Music License Agreement & One Amendment	13/08/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Super Audio (Madras) Pvt Ltd	Digital Music License Agreement	23/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Symphonic Distribution	Digital Music License Agreement	18/07/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Symphony Recording Co.	Digital Music License Agreement – US only	14/02/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Syntax Distribution	Digital Music License Agreement & Two Amendments	12/06/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

TBA AG	Digital Music License Agreement & One Amendment	24/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Tellytune	Digital Music License Agreement & One Amendment	21/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
The Indian Record MFG.Co. LTD	Digital Music License Agreement & One Amendment	12/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

The New Digital Media	Digital Music License Agreement & One Amendment	11/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

The state51 Conspiracy LTD	Digital Music License Agreement	15/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Three Six Zero (aka AnD Press)	Digital Music License Agreement – US only	25/11/2011	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Times Internet Limited	Digital Music License Agreement	09/08/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

TMS Management OU	Digital Music License Agreement	30/12/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Tratore distribucao de CDS LTDA	Digital Music License Agreement	22/04/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Tricks and Cider (aka Victoria Ho)	Digital Music License Agreement	09/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Tropic Jaya Entertainment Sdn. Bhd (683252-P)	Digital Music License Agreement	01/07/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Tunecore, Inc	Digital Music License Agreement	19/05/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

UD Entertainment Pvt Ltd	Digital Music License Agreement & One Amendment	27/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Ultra Distributors Pvt Ltd	Digital Music License Agreement & One Amendment	10/01/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

UniArte S.r.l	Digital Music License Agreement	25/06/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Unisys Infosolutions Pvt Ltd	Digital Music License Agreement & One Amendment	05/10/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Universal Music Publishing Pvt Ltd	Digital Music License Agreement	24/01/2014	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Universal power systems pvt ltd alias TECHZONE	Digital Music License Agreement & One Amendment	19/12/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Universo S.p.A	Digital Music License Agreement	12/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

uTunes Entertainment Private Limited	Digital Music License Agreement & One Amendment	15/09/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Valleyarm Digital Pty Ltd	Digital Music License Agreement & Letter of Assignment	20/11/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Vega Entertainment	Digital Music License Agreement & One Amendment	27/05/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Venus Records & Tapes Pvt Ltd	Digital Music License Agreement	08/10/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

VIO Mobile	Digital Music License Agreement	16/09/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Violent Music BV	Digital Music License Agreement	01/02/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Virtual Marketing india Pvt Ltd (aka Hungama)	Digital Music License Agreement & Four Amendments	01/12/2007	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Voice Digital	Digital Music License Agreement & One Amendment	14/03/2013	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Wagram Music	Digital Music License Agreement	30/08/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Waptak Ltd (aka IRICOM aka Rightscom)	Digital Music License Agreement & Two Amendments	01/03/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Weapons of Mass Entertainment, LLC	Digital Music License Agreement	22/06/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Wireless Latin Entertainment, Inc	Digital Music License Agreement	01/09/2009	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

WMI	Digital Music License Agreement	08/02/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

World Music Office France SARL	Digital Music License Agreement	04/08/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

WorldWide Records	Digital Music License Agreement & One Amendment	01/10/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

X5 Music Group AB	Digital Music License Agreement	03/07/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Xelon Entertainment Ltd	Digital Music License Agreement	03/04/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Yozik	Digital Music License Agreement	27/05/2010	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Zojak World Wide, LLC	Digital Music License Agreement	06/07/2012	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
ZYX Music GmbH & Co KG	Digital Music License Agreement & One Amendment	28/03/2008	Auto renew	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Faro Latino S.A.	Digital Music License Agreement	08/08/2014	1 year followed by successive 1 year terms until terminated	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

See Music (Hong Kong) International Limited	Digital Music License Agreement	19/08/2014	1 year followed by successive 1 year terms until terminated	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Navigator Records LLC	Digital Music License Agreement	25/09/2014	1 year followed by successive 1 year terms until terminated	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Casete Upload SA DE CV	Digital Music License Agreement	22/09/2014	1 year followed by successive 1 year terms until terminated	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

Roba	Digital Music License Agreement	30/09/2014	1 year followed by successive 1 year terms until terminated	Digital Music License to sell mp3 tracks & albums on Nokia Music Store

ABC Digital Distribution Limited	Content License Agreement for Radio Service	25/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Abirami Audio Recording Pvt Ltd	Content License Agreement for Radio Service	22/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Abirami Audio Recording Pvt Ltd	Amendment to Content License Agreement for Radio Service	23/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Absolute Marketing International Ltd.	Content License Agreement for Radio Service	24/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Absolute Marketing and Distribution Ltd.	Amendment to Content License Agreement for Radio Service	22/08/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Africori	Content License Agreement for Radio Service	13/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

AGI Music SDN BHD	Content License Agreement for Radio Service	14/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

AGI Music SDN BHD	Amendment to Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Alpha Digitech	Content License Agreement for Radio Service	09/11/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Alpha Digitech	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Altafonte Music Distribution SL	Content License Agreement for Radio Service	15/12/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Altafonte Music Distribution SL	Amendment for Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Another Venture LTD d/b/a Seed	Content License Agreement for Radio Service	25/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

AP Internationals (aka Anak Audio)	Content License Agreement for Radio Service	22/04/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Aquarius Musikindo P.T.	Content License Agreement for Radio Service	15/11/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Arkworks Channel	Content License Agreement for Radio Service	01/11/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Arkworks Channel	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Artist First S.R.L	Content License Agreement for Radio Service	22/10/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Audio & Video Labs Inc. dba CD Baby	Content License Agreement for Radio Service	28/10/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Audio & Video Labs Inc. dba CD Baby	Amendment to Content License Agreement for Radio Service	N/A	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

CD Baby	Amendment to Content License Agreement for Radio Service	23/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Awal (UK) Limited (delivering Kobalt)	Content License Agreement for Radio Service	22/09/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Awal Digital Ltd (formerly Awal (UK) Limited	Amendment to Content License Agreement for Radio Service	05/03/2013		To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Beggars Group Digital Ltd.	Content License Agreement for Radio Service	16/05/2012	31/12/2014	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Beggars Group Digital Ltd.	Amendment to Content License Agreement for Radio Service	24/06/2013	31/12/2014	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Beggars Group Digital Ltd.	Amendment Content License Agreement for Radio Service	10/02/2014	31/12/2014	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Believe Digital	Content License Agreement for Radio Service	14/10/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Believe Digital	Amendment to Content License Agreement for Radio Service	09/12/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Believe Digital	Amendment to Content License Agreement for Radio Service	22/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Binacatunes Media Pvt Ltd	Content License Agreement for Radio Service	12/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Binacatunes Media Pvt Ltd	Amendment to Content License Agreement for Radio Service	25/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Black Hole Recordings B.V.	Content License Agreement for Radio Service	24/10/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Black Hole Recordings B.V.	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Budha Subba Digital Pvt Ltd.	Content License Agreement for Radio Service	01/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Celldak Solutions	Content License Agreement for Radio Service	26/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Cipher Entertainment FZ LLC	Content License Agreement for Radio Service	15/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Deck Producoes Artisticas LTDA	Content License Agreement for Radio Service	20/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Deep Emotions Publishing Pvt Ltd	Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ditto Music (Ditto Ltd)	Content License Agreement for Radio Service	29/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ditto Music (Ditto Ltd)	Amendment to Content License Agreement for Radio Service	10/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Dizital Geeks	Content License Agreement for Radio Service	15/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Dizital Geeks	Amendment to Content License Agreement for Radio Service	2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Divo TV Private Limited	Content License Agreement for Radio Servce	16/10/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Domino	Content License Agreement for Radio Service	07/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Domino	Amendment to Content License Agreement for Radio Service	10/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Dox/ Stroom Records	Content License Agreement for Radio Service	29/11/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Dox/ Stroom Records	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Drecords International Pvt Ltd	Content License Agreement for Radio Service	20/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Drecords International Pvt Ltd	Amendment to Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

DRJ Records	Content License Agreement for Radio Service	08/11/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

DRJ Records	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

E1 Entertainment U.S. LP	Content License Agreement for Radio Service	29/06/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
E1 Entertainment U.S. LP	Amendment to Content License Agreement for Radio Service	20/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

East Coast Audio Entertainment	Content License Agreement for Radio Service	12/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

East Coast Audio Entertainment	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

E-Muzyka S.A.	content License Agreement for Radio Service	24/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Eros International Limited	Content License Agreement for Radio Service	01/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Essential Music and Marketing Ltd	Content License Agreement for Radio Service	06/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Essential Music and Marketing Ltd	Content License Agreement for Radio Service	02/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

finetunes GmbH	Content License Agreement for Radio Service	12/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Five Star Audio	Content License Agreement for Radio Service	01/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Five Star Audio	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Gakk Media (BD) Limited	Content License Agreement for Radio Service	01/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Gakk Media (BD) Limited	Amendment to Content License Agreement for Radio Service	21/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Giri Digital Solutions Private Limited	Content License Agreement for Radio Service	10/01/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Giri Digital Solutions Private Limited	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

GoBindas Entertainment Pvt Ltd	Content License Agreement for Radio Service	16/10/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

GoBindas Entertainment Pvt Ltd	Amendment to Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Heaven 11 LLC	Content License Agreement for Radio Service	24/10/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Hungama Digital Entertainment Pvt Ltd	Content License Agreement for Radio Service	26/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
IIP DDS BV	Content License Agreement for Radio Service	13/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Independent Digital Licensing Agency (IDLA)	Content License Agreement for Radio Service	15/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Independent Digital Sp z o.o. (used to be Propolis)	Content License Agreement for Radio Service	28/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Intermezzo Music & Media Group	Content License Agreement for Radio Service	28/11/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Involved Productions Ltd. (aka Anjunabeats, Above & Beyond)	Content License Agreement for Radio Service	03/05/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Isolation Network INC d/b/a INGROOVES and d/b/a One Digital Distribution	Content License Agreement for Radio Service	25/08/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Isolation Network INC d/b/a INGROOVES and d/b/a One Digital Distribution	Amendment to Content License Agreement for Radio Service	29/11/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Isolation Network INC d/b/a INGROOVES and d/b/a One Digital Distribution	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Isolation Network INC d/b/a INGROOVES and d/b/a One Digital Distribution	Amendment to Content License Agreement for Radio Service	12/09/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kappamakki Consultario Artistica E Cultural Ltda.	Content License Agreement for Radio Service	23/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kdigital (aka SSM)	Content License Agreement for Radio Service	03/03/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kiver SpA	Content License Agreement for Radio Service	20/12/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Kiver SpA	Amendment to Content License Agreement for Radio Service	03/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kontor New Media, a division of Kontor Records GmbH	Content License Agreement for Radio Service	02/01/2013	02/01/2015	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kontor New Media, a division of Kontor Records GmbH	Amendment to Content License Agreement for Radio Service	13/12/2013	Term extension, Auto Renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kuarup Produções Ltda	Content License Agreement for Radio Service	04/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kudos Records LTD	Content License Agreement for Radio Service	28/06/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Kudos Records LTD	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
KVZ	Content License Agreement for Radio Service	26/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Label Worx Limited	Content License Agreement for Radio Service	13/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Laughing Buddha Entertainment	Content License Agreement for Radio Service	07/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Laughing Buddha Entertainment	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Leader Music	Content License Agreement for Radio Service	08/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

LMS Comercio (aka Building)	Content License Agreement for Radio Service	14/01/2003	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Lokdhun Telemedia	Content License Agreement for Radio Service	11/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Lokdhun Telemedia	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

M/s Goyal Digi Music	Content License Agreement for Radio Service	27/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

M/s Goyal Digi Music	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Major Records Entertainment LLC	Content License Agreement for Radio Service	12/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Manorama Music	Content License Agreement for Radio Service	12/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Manorama Music	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Mars Inc.	Content License Agreement for Radio Service	15/11/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Mars Inc.	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

MGM Distribution (The Groove Merchants)	Content License Agreement for Radio Service	20/06/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

MGM Distribution (The Groove Merchants)	Amendment to Content License Agreement for Radio Service	06/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ministry of Sound UK	Content License Agreement for Radio Service	27/10/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Ministry of Sound UK	Amendment to Content License Agreement for Radio Service	20/12/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ministry of Sound UK	Amendment to Content License Agreement for Radio Service	01/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ministry of Sound UK	Amendment to Content License Agreement for Radio Service	02/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Mobisoft Telesolutions Pvt. Ltd. (aka Phoneytunes)	Content License Agreement for Radio Service	12/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Mobisoft Telesolutions Pvt. Ltd. (aka Phoneytunes)	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Mohamed Sami Abdullah Ehsan	Content License Agreement for Radio Service	10/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Music Dealers LLC	Content License Agreement for Radio Service	27/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Music Kickup	Content License Agreement for Radio Service	20/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Music Wires	Content License Agreement for Radio Service	18/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Music Wires	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Musicraft	Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Musicraft	Amendment to Content License Agreement for Radio Service	11/03/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Naïve	Content License Agreement for Radio Service	26/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Naxos Sweden (now Naxos of America)	Content License Agreement for Radio Service	23/09/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Naxos Sweden (now Naxos of America)	Amendment to Content License Agreement for Radio Service	28/11/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Naxos Sweden (now Naxos of America)	Amendment to Content License Agreement for Radio Service	17/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ocean Butterflies Music PTE (SG)	Content License Agreement for Radio Service	20/06/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Oh Boy Records, Red Pajamas Records and Blue Plate Music	Content License Agreement for Radio Service	06/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
One Stop Music	Content License Agreement for Radio Service	01/04/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

OneRPM LLC	Content License Agreement for Radio Service	01/07/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Phonofile AS (Phonofile Norway)	Content License Agreement for Radio Service	10/02/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Phonofile AS (Phonofile Norway)	Amendment to Content License Agreement for Radio Service	21/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Phonographic Performance Ltd (PPL)	Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PIAS Sprl / PIAS-VITAL	Content License Agreement for Radio Service	28/10/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
PIAS Sprl / PIAS-VITAL	Amendment to Content License Agreement for Radio Service	23/11/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PIAS Sprl / PIAS-VITAL	Amendment to Content License Agreement for Radio Service	22/08/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Pison Contents	Content License Agreement for Radio Service	26/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Planet41 Mobi-Venture Limited	Content License Agreement for Radio Service	28/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Planet41 Mobi-Venture Limited	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

POPS Worldwide	Content License Agreement for Radio Service	03/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Produciones Alzur SL (aka Lanzadera)	Content License Agreement for Radio Service	14/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Pschent	Content License Agreement for Radio Service	05/03/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Alfa Kreasitama	Content License Agreement for Radio Service	11/06/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Arka Music Indonesia	Content License Agreement for Radio Service	23/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT CeraHati Digital Media	Content License Agreement for Radio Service	12/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Digital Rantai Maya	Content License Agreement for Radio Service	13/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
PT Indo Semar Sakti	Content License Agreement for Radio Service	29/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Kreasi Cakrawala Utama (aka Keci Muzik)	Content License Agreement for Radio Service	01/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Naga Swarasakti	Content License Agreement for Radio Service	02/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Pelangi Prima Sejati	Content License Agreement for Radio Service	23/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Redtree Indonesia (aka Seven Music)	Content License Agreement for Radio Service	27/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT Sani Sentosa Abadi	Content License Agreement for Radio Service	01/06/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
PT. E-Motion Entertainment	Content License Agreement for Radio Service	01/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Virgo Multi Cipta effective on October 1, 201 used to be PT. Virgo Ramayana Music & Entertainment	Content License Agreement for Radio Service	03/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT.Gema Nada Pertim	Content License Agreement for Radio Service	02/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

PT.Graha Prima Swara	Content License Agreement for Radio Service	27/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Qanawat-FZ, LLC	Content License Agreement for Radio Service	16/04/2013	5/16/2014 – extension process ongoing	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rajaram Digital	Content License Agreement for Radio Service	20/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Rajaram Digital	Amendment to Content License Agreement for Radio Service	11/03/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rajshri Media P Ltd.	Content License Agreement for Radio Service	16/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rajshri Media P Ltd.	Amendment to Content License Agreement for Radio Service	29/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rants Limited t/as VidZone Digital Media	Content License Agreement for Radio Service	26/03/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rants Limited t/as VidZone Digital Media	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

RDC Media	Content License Agreement for Radio Service	01/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
RDC Media	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rebeat Digital GmbH	Content License Agreement for Radio Service	10/02/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rebeat Digital GmbH	Amendment to Content License Agreement for Radio Service	30/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rebeat Digital GmbH	Amendment to Content License Agreement for Radio Service	10/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Record Jet	Content License Agreement for Radio Service	18/06/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Record Jet	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Redeye Inc.	Content License Agreement for Radio Service	11/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Republic of Music Ltd.	Content License Agreement for Radio Service	18/07/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rock Records (S) Pte Ltd	Content License Agreement for Radio Service	11/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Roja Mass Audios	Content License Agreement for Radio Service	01/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Roja Mass Audios	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rotana Audiovisual Company	Content License Agreement for Radio Service MENA	12/04/2013	31/12/2014	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Rotana Audiovisual Company	Amendment to Content License Agreement for Radio Service	15/10/2013	31/12/2014	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Rotana Audiovisual Company	Content License Agreement for Radio Service ex MENA	12/04/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

RouteNote Ltd.	Content License Agreement for Radio Service	03/04/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Saregama India Limited	Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Saregama Tone	Content License Agreement for Radio Service	01/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Saregama Tone	Amendment to Content License Agreement for Radio Service	21/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
SAS Entertainment	Content License Agreement for Radio Service	20/02/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

SAS Entertainment	Amendment to Content License Agreement for Radio Service	25/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Shemaroo Entertainment Ltd	Digital Music License Agreement	27/11/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Silk Road Communications Pvt Ltd.	Content License Agreement for Radio Service	23/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Soor Mandir	Content License Agreement for Radio Service	05/10/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Soor Mandir	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
South India Digital Music Management Pvt Ltd	Content License Agreement for Radio Service	19/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

South India Digital Music Management Pvt Ltd	Amendment to Content License Agreement for Radio Service	22/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Southern Record Distribution (aka SRD)	Content License Agreement for Radio Service	13/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

SPI Music Private Ltd. (aka Think Music)	Content License Agreement for Radio Service	14/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

SPI Music Private Ltd. (aka Think Music)	Amendment to Content License Agreement for Radio Service	14/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Spice Digital Limited	Content License Agreement for Radio Service	30/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Spice Digital Limited	Amendment to Content License Agreement for Radio Service	27/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

SRK Media Entertainment	Content License Agreement for Radio Service	20/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

SRK Media Entertainment	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Star Music	Content License Agreement for Radio Service	01/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Star Music	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Static Plastic Productions	Content License Agreement for Radio Service	06/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Strumm Entertainment Pvt Ltd	Content License Agreement for Radio Service	13/08/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Strumm Entertainment Pvt Ltd	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Super Audio (Madras) Pvt Ltd	Content License Agreement for Radio Service	23/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Symphonic Distribution	Content License Agreement for Radio Service	18/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Symphony Recording Co.	Content License Agreement for Radio Service	14/02/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Symphony Recording Co.	Amendment to Content License Agreement for Radio Service	11/03/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Tellytune	Content License Agreement for Radio Service	21/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Tellytune	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

The Indian Record MFG.Co. LTD	Content License Agreement for Radio Service	17/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

The Indian Record MFG.Co. LTD	Amendment to Content License Agreement for Radio Service	02/04/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

The New Digital Media	Content License Agreement for Radio Service	11/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

The New Digital Media	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
The state51 Conspiracy LTD	Content License Agreement for Radio Service	14/11/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Tricks and Cider (aka Victoria Ho)	Content License Agreement for Radio Service	09/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Tunecore, Inc	Content License Agreement for Radio Service	02/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Tunecore, Inc	Amendment Content License Agreement for Radio Service	09/06/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

UD ENTERTAINMENT PVT LTD formerly UD Industries	Content License Agreement for Radio Service	27/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

UD ENTERTAINMENT PVT LTD formerly UD Industries	Amendment to Content License Agreement for Radio Service	11/03/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Ultra Distributors Pvt Ltd	Content License Agreement for Radio Service	10/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Ultra Distributors Pvt Ltd	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Unisys Infosolutions Pvt Ltd	Content License Agreement for Radio Service	05/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Unisys Infosolutions Pvt Ltd	Amendment to Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Universal Music Publishing Pvt Ltd	Content License Agreement for Radio Service	24/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Universal power systems pvt ltd alias TECHZONE	Content License Agreement for Radio Service	19/12/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Universal power systems pvt ltd alias TECHZONE	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

uTunes Entertainment Private Limited	Content License Agreement for Radio Service	15/09/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

uTunes Entertainment Private Limited	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Valleyarm Digital Pty Ltd	Content License Agreement for Radio Service	31/12/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Valleyarm Digital Pty Ltd	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Valleyarm Digital Pty Ltd	Amendment to Content License Agreement for Radio Service	23/01/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Vega Entertainment	Content License Agreement for Radio Service	27/05/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Vega Entertainment	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

VIO Mobile	Content License Agreement for Radio Service	17/09/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Voice Digital	Content License Agreement for Radio Service	14/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Voice Digital	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Waptak Ltd (aka Iricom and aka Rightscom)	Content License Agreement for Radio Service in Russia only	25/03/2013	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
WorldWide Records	Content License Agreement for Radio Service	01/10/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

WorldWide Records	Amendment to Content License Agreement for Radio Service	01/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

X5 Music Group AB	Content License Agreement for Radio Service	28/08/2011	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

X5 Music Group AB	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

X5 Music Group AB	Amendment to Content License Agreement for Radio Service	10/01/2014	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Zojak World Wide, LLC	Content License Agreement for Radio Service	06/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Zojak World Wide , LLC	Amendment to Content License Agreement for Radio Service	13/07/2012	Auto renew	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Faro Latino S.A.	Content License Agreement for Radio Service	08/08/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

La Cupula Music	Content License Agreement for Radio Service	29/07/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

See Music (Hong Kong) International Limited	Content License Agreement for Radio Service	19/08/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Navigator Records LLC	Content License Agreement for Radio Service	25/09/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Horus Music Limited	Content License Agreement for Radio Service	29/09/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Roba	Content License Agreement for Radio Service	30/09/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Casete Upload SA DE CV	Content License Agreement for Radio Service	22/09/2014	1 year followed by successive 1 year terms until terminated	To exploit and sublicense audio recordings and related content for use on Nokia Mix Radio streaming service.

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Beggars Group Digital	Digital Music License Agreement	Radio Service	05/08/2014	31/12/2014

Beggars Group Digital	Tax Authorisation Letter	Letter	05/08/2014	N/A

Beggars Group Digital	HM Revenue & Customs letter	Letter	30/07/2014	N/A

Ocean Interactive (Beijing) Culture Co. Ltd	Digital Music License Agreement	Radio Service	08/04/2014	31/12/2014

Kugou Computer Technology Co Ltd	Digital Music License Agreement	Radio Service	08/04/2014	31/12/2014

See Music (Shanghai) Co Ltd	Digital Music License Agreement	Radio Service	08/04/2014	31/12/2014

Beijing Yuelin Culture & Art Development Limited Company	Digital Music License Agreement	Radio Service	08/04/2014	01/01/2015

Rock Records (Beijing) Co., Ltd.	Digital Music License Agreement	Radio Service & other services	12/07/2013	31/12/2014

Rock Records (Beijing) Co., Ltd.	Digital Music License Amendment	Radio Service & other services	21/10/2013	31/12/2014

Rock Records (Beijing) Co., Ltd.	Amendment Agreement	Radio Service	23/10/2014	31/12/2014

Emperor Star (Beijing) Limited	Digital Music License Amendment	Radio Service & other services	08/04/2013	31/12/2014

Emperor Star (Beijing) Limited	Amendment Agreement	Radio Service	24/10/2014	31/12/2014

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
ABC Digital Distribution Limited	Digital Music License Agreement & Amendment	24/04/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Abirami Audio Recording Pvt Ltd	Digital Music License Agreement & Amendment	22/02/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

AGI Music SDN BHD	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Alpha Digitech	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

AP Internationals (aka Anak Audio)	Digital Music License Agreement	22/04/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Arkwork Channel	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Beggars	Digital Music License Agreement & Amendment	26/11/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Believe	Digital Music License Agreement & Amendment	09/09/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Binacatunes	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Budha Subba Digital Pvt Ltd.	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Celldak Solutions	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Deep Emotions Publishing Pvt Ltd	Digital Music License Agreement & Amendment	23/09/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Ditto Music (Ditto Ltd)	Digital Music License Agreement & Amendment	12/10/2011	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Dizital Geeks	Digital Music License Agreement & Amendment	15/08/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Divo TV Private Limited	Digital Music License Agreement	16/10/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Domino	Digital Music License Agreement & Amendment	09/04/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Drecords International Pvt Ltd	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

DRJ Records	Digital Music License Agreement & Amendment	08/11/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
East Coast Audio Entertainment	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Eros International Media Limited	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Five Star Audio	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Gakk Media (BD) Limited	Digital Music License Agreement & Amendments	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Giri Digital Solutions Private Limited	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

GoBindas Entertainment Pvt Ltd	Digital Music License Agreement & Amendment	16/10/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Laughing Buddha Entertainment	Digital Music License Agreement & Amendment	01/04/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Lokdhun Telemedia	Digital Music License Agreement & Amendment	11/02/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

M/s Goyal Digi Music	Digital Music License Agreement & Amendment	07/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Manorama Music	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Mars Inc.	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Mobisoft Telesolutions Pvt. Ltd. (aka Phoneytunes)	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Music Wires	Digital Music License Agreement & Amendment	18/05/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Orchard (The Orchard Enterprises, Inc. / OWIE)	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Phonofile AS (Phonofile Norway)	Digital Music License Agreement & Amendment	05/06/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Phonographic Performance Ltd (PPL)	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Planet41 Mobi-Venture Limited	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Qanawat-FZ, LLC	Digital Music License Agreement	16/04/2013	31/12/2013	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Rajaram Digital	Digital Music License Agreement	13/02/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Rajshri Media P Ltd.	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Rants Limited t/as VidZone Digital Media	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

RDC Media	Digital Music License Agreement & Amendment	01/04/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Rebeat Digital GmbH	Digital Music License Agreement & Amendment	11/02/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Roja Mass Audios	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Rotana Audiovisual Company	Digital Music License Agreement & Amendment	12/04/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Saregama India Limited	Digital Music License Agreement & Amendment	01/01/2013	31/03/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Saregama Tone	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
SAS Entertainment	Digital Music License Agreement & Amendment	20/02/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Shemaroo Entertainment Ltd	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Silk Road Communications Pvt Ltd.	Digital Music License Agreement & Amendment	23/09/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Soor Mandir	Digital Music License Agreement & Amendment	05/10/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

South India Digital Music Management Pvt. Ltd.	Digital Music License Agreement & Amendment	19/08/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

SPI Music Private Ltd. (aka Think Music)	Digital Music License Agreement & Amendment	14/02/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Spice Digital Limited	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

SRK Media Entertainment	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Star Music	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Strumm Entertainment Pvt. Ltd.	Digital Music License Agreement & Amendment	13/08/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Super Audio (Madras) Pvt Ltd	Digital Music License Agreement & Amendment	01/06/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Symphony Recording Co.	Digital Music License Agreement & Amendment	14/02/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Tellytune	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

The Indian Record MFG.Co. LTD	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

The New Digital Media	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Timesmobile Limited	Digital Music License Agreement & Amendment	05/12/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

UD ENTERTAINMENT PVT LTD formerly UD Industries	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Ultra Distributors Pvt Ltd	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Unisys Infosolutions Pvt Ltd	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Universal Music Publishing Pvt Ltd	Digital Music License Agreement & Amendment	23/09/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Universal power systems pvt ltd alias TECHZONE	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

uTunes Entertainment Private Limited	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Vega Entertainment	Digital Music License Agreement & Amendment	27/05/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Virtual Marketing india Pvt Ltd (aka Hungama)	Digital Music License Agreement & Amendments	01/01/2013	30/06/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Voice Digital	Digital Music License Agreement & Amendment	14/03/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

WorldWide Records	Digital Music License Agreement & Amendment	01/01/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

X5 Music Group AB	Digital Music License Agreement & Amendment	28/02/2013	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Counterparty Contracting Party	Agreement Title	Agreement Effective Date	Agreement Expiration Date	Brief Description of Agreement Purpose
Musicraft	Digital Music License Agreement	17/02/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Absolute Marketing and Distribution Ltd.	Digital Music License Agreement	22/08/2014	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

FreeSpirit Entertainment Pvt Ltd	Digital Music License Agreement & Amendments	05/12/2011	31/12/2014	Digital Music License for Nokia Music Unlimited (NMU) service in the Indian region

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
PT. Warner Music Indonesia	License Agreement	License Agreement	2013-08-26	rolling

VCPMC (Vietnam Center for Protection of Music Copyright)	Licence Agreement	License Agreement	2013-10-01	28/02/2016

ARESA GmbH	Non-precedential ARESA-Licence	License Agreement	2013-07-01	31/12/2014

Peermusic Pacific Pte. Ltd.	License Agreement	License Agreement	2014-11-29	varies (2015)

PT. Sony Music Entertainment Indonesia	License Agreement	License Agreement	2014-01-03	31/12/2014

SACEM, SDRM, SESAM	Agreement	License Agreement	2013-12-12	rolling

SDRM on behalf of UMPI	Agreement	License Agreement	2013-12-12	rolling

SACEM, SDRM, SESAM	Agreement	License Agreement	2013-12-12	rolling

UBC (Uniao Brasileira de Compositores)	License Agreement – Contrato	License Agreement	2013-11-13	rolling

Musiikkituottajat IFPI Finland ry	Sponsorship Agreement	Sponsorship Agreement	2014-01-01	31/12/2014

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
APRA AMCOS	APRA/AMCOS digital music service agreement 2009	music publishing license	23/02/2011	31/12/2014 & rolling

APRA AMCOS	Letter for variation for Nokia Australia digital music service	music publishing license	03/12/2010	31/12/2014 & rolling

APRA AMCOS	APRA/AMCOS semi interactive digital music service license agreement	music publishing license	17/04/2013	30/06/2015

CELAS GmbH	CELAS Licence	music publishing license	04/03/2008	31/12/2014

CELAS GmbH	Sideletter	music publishing license	20/01/2009	31/12/2013 & renewal

CELAS GmbH	Sideletter Amendment 2	music publishing license	26/10/2011	31/12/2013 & renewal

CELAS GmbH	Sideletter Amendment 3	music publishing license	11/03/2013	31/12/2014

CELAS GmbH	Gulf Region Sideletter Amendment	music publishing license	18/03/2013	31/12/2014

EMI Music Publishing Malaysia Sdn Bhd	Nokia Music Services License Agreement	music publishing license	01/01/2012	2 years from launches

GEMA	Agreement	music publishing license	24/02/2012	31/12/2014

GEMA	Amendment	music publishing license	26/10/2012	31/12/2014

MESAM	Agreement	music publishing license	16/02/2010	31/12/2014 & rolling

MESAM	Amendment	music publishing license	06/09/2010	31/12/2014 & rolling

MESAM	Amendment 2	music publishing license	18/05/2012	31/12/2014 & rolling

MESAM	Termination letter	Termination letter	Termination as of 12/31/2014	N/A

MSG	Agreement 16.03.2010	music publishing license	16/03/2010	31/12/2014 & rolling

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
MSG	Amendment 06.09.2010	music publishing license	06/09/2010	31/12/2014 & rolling

MSG	Amendment 2 18.10.2012	music publishing license	18/05/2012	31/12/2014 & rolling

NORM	Agreement	music publishing license	24/08/2009	31/12/2014

NORM	Amendment	music publishing license	22/02/2011	31/12/2014

NORM	Amendment 2	music publishing license	27/07/2011	31/12/2014

NORM	Amendment 3	music publishing license	15/06/2012	31/12/2014

PAECOL GmbH	Agreement	music publishing license	23/09/2011	31/12/2014

PAECOL GmbH	Amendment	music publishing license	04/02/2013	31/12/2014

PRS Limited, MCPS Limited	Agreement	music publishing license	03/10/2012	30/06/2014 & rolling

PRS Limited, MCPS Limited	Amendment Agreement	music publishing license	03/01/2013	30/06/2014 & rolling

PRS Limited, MCPS Limited, Warner/Chappell Music Limited	PEDL Licence Agreement	music publishing license	19/02/2009	31/12/2013 (extension planned)

PRS Limited, MCPS Limited, Warner/Chappell Music Limited	PEDL Licence Amendment	music publishing license	29/01/2010	31/12/2013 (extension planned)

PRS Limited, MCPS Limited, Warner/Chappell Music Limited	PEDL Licence Amendment 2	music publishing license	21/04/2010	31/12/2013 (extension planned)

PRS Limited, MCPS Limited, Warner/Chappell Music Limited	PEDL Licence Amendment 3	music publishing license	21/04/2010	31/12/2013 (extension planned)

PRS Limited, MCPS Limited, Warner/Chappell Music Limited	PEDL Licence Amendment 4	music publishing license	26/04/2012	31/12/2013 (extension planned)

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
PRS Limited, MCPS Limited, Warner/Chappell Music Limited	PEDL Licence Amendment 4A	music publishing license	06/03/2013	31/12/2014 re the territory in schedules specified in the amendment

Rotana Publishing SARL	Agreement	music publishing license	13/03/2013	30/06/2015 & rolling

SAMRO	Agreement	music publishing license	13/08/2009	31/12/2014

SAMRO	Amendment	music publishing license	09/06/2011	31/12/2014

SAMRO	Amendment 2	music publishing license	15/09/2011	31/12/2014

SAMRO	Amendment 3	music publishing license	15/06/2012	31/12/2014

SIAE	Agreement	music publishing license	23/04/2013	31/12/2014 & renew

Sociedad General de Autores y Editores (SGAE)	License for music on demand	music publishing license	01/09/2011	30/06/2014 & renew

Sociedad General de Autores y Editores (SGAE)	Addendum	music publishing license	10/01/2012	30/06/2014 & renew

Sociedad General de Autores y Editores (SGAE)	Addendum 2	music publishing license	24/04/2013	30/06/2014 & renew

Sociedade Portuguesa de Autores (SPA)	Agreement	music publishing license	29/11/2004	31/12/2014 & renew

Sociedade Portuguesa de Autores (SPA)	Amendment	music publishing license	28/02/2006	31/12/2014 & renew

Sociedade Portuguesa de Autores (SPA)	Amendment 2	music publishing license	30/10/2008	31/12/2014 & renew

Sociedade Portuguesa de Autores (SPA)	Amendment 3	music publishing license	15/08/2011	31/12/2014 & renew

Sociedade Portuguesa de Autores (SPA)	Amendment 4	music publishing license	26/10/2012	31/12/2014 & renew

Sony Music Publishing Sdn Bhd	Nokia Music Services License Agreement	music publishing license	01/01/2012	2 years from launches

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
SUISA	Agreement	music publishing license	24/07/2008	31/12/2014 & renew

SUISA	Letter agreement with SUISA…	music publishing license	06/02/2013	31/12/2014 & renew

SUISA	Letter agreement	music publishing license	12/03/2013	9/30/2010 – the term shall continue for the full resulting periods applicable to CWM devices and renewal periods

TEOSTO r.y.; NCB	Letter agreement for final settlement…	music publishing license	04/10/2013	31/03/2014 & 31/12/2015

WapTak Ltd.	Agreement	music publishing license – extension negotiation ongoing	25/10/2012	31/12/2013 & options – extension planned

ZAiKS	License Agreement	music publishing license	09/11/2009	31/12/2014

ZAiKS	License Amendment Agreement	music publishing license	04/01/2012	31/12/2014

ZAiKS	License Amendment 2 Agreement	music publishing license	29/05/2012	31/12/2014

Warner/Chappell Music Publishing Agency (Beijing) Ltd	PEDL License Agreement	Publisher agreement	07/07/2010	06/04/2012

Warner/Chappell Music Publishing Agency (Beijing) Ltd	First Amendment to Pedl License Agreement	Publisher agreement	02/03/2012	06/04/2012

Warner/Chappell Music Publishing Agency (Beijing) Ltd	Second AMENDMENT TO PEDL LICENCE AGREEMENT	Publisher agreement	07/04/2012	06/04/2013

Warner/Chappell Music Publishing Agency (Beijing) Ltd	THIRD AMENDMENT TO PEDL LICENCE AGREEMENT	Publisher agreement	07/04/2013	4/6/2014, extension planned

ABEM (now part of UBEM)	Convenio sobre licenciamento…	music publishing license	28/04/2009	31/12/2014 & rolling

ABER (now part of UBEM)	Convenio sobre licenciamento…	music publishing license	03/04/2009	31/12/2014 & rolling

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
UBEM	Amendment to the agreements…	music publishing license	16/11/2011	31/12/2014 & rolling

UBEM	Amendment 2 to the agreements…	music publishing license	07/11/2012	31/12/2014 & rolling

ASCAP	License Agreement	music publishing license	28/12/2012	31/12/2014

ASCAP	side letter to License Agreement	music publishing license	28/12/2012	31/12/2014

BMG Rights Management (US) LLC	Agreement	music publishing license	17/08/2012	31/12/2014 & rolling

Kobalt Music Publishing America, Inc.	Agreement	music publishing license	16/08/2012	31/12/2014 & rolling

Peermusic III, Ltd.	Agreement	music publishing license	01/08/2012	01/09/2015 & rolling

SESAC LLC	SESAC performance license for Nokia	music publishing license	04/09/2012	31/12/2014 & rolling

The Harry Fox Agency, Inc.	Nokia-HFA administration service agreement	music administration service agreement	16/08/2012	01/08/2013 & rolling

Universal Music Publishing Group	Agreement	music publishing license	06/12/2012	31/12/2014

Warner/Chappell Music, Inc.	Agreement	music publishing license	01/09/2012	31/12/2014

SACM	Carta-Convenio con SACM con respecto a Mix Radio/Nokia Music+	license agreement	18/02/2014	17/04/2015

Peermusic Do Brasil Edicoes Musicais Ltda	License Agreement – Contrato	license agreement	25/02/2014	31/12/2014

Buma/Stemra	Letter agreement for final settlement to Buma/Stemra for the Licensed Service	license agreement	07/04/2014	31/12/2014

Beijing Golden Dynamic Software Development Co., Ltd	Publishing Aggregator AGREEMENT	Publishing aggregator agreement	08/04/2013	07/04/2014

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Ocean Interactive (Beijing) Culture Co Ltd	Publishing agreement	Publishing Agreement	08/04/2013	07/04/2013

EMI Music Publishing Asia	Direct Publishing License Agreement – Amendment to Ocean Interactive agreement dated 4/8/2013	Direct License deal for Mix Radio China for April to December 2014.	20/03/2014	31/12/2014

Sony/ATV Music Publishing (Hong Long)	Direct Publishing License Agreement – Amendment to Ocean Interactive agreement dated 4/8/2013	Direct License deal for Mix Radio China for April to December 2014.	20/03/2014	12/31/214

Music Authors’ Copyright Protection (MACP) Berhad	License Agreement	License Agreement for Malaysia	17/10/2013	31/12/2014

austro mechana & AKM	Agreement	license agreement for Austria	01/01/2012	31/12/2014

SABAM	2014 Annex for Extension, Annex 5	license agreement for Belgium	13/10/2014	31/12/2016

SABAM	Contract between SABAM and OD2	license agreement for Belgium	26/10/2004	31/12/2016

SABAM	Annex 1, Annex for Territory Extension	license agreement for Belgium & NL	date 2005	31/12/2016

SABAM	Annex 2, Annex for 2006 Extension	license agreement for Belgium & NL	26/04/2007	31/12/2016

SABAM	Annex 3, 2007 Annex for Extension	license agreement for Belgium & NL	08/01/2008	31/12/2016

SABAM	SABAM letter RE: SABAM & CELAS dated 8/01/2008 (part of Annex 3)	license agreement for Belgium & NL	08/01/2008	31/12/2016

SABAM	Annex 4, 2008 Annex for Extension	license agreement for Belgium & NL	date ?	31/12/2016

Composers and Authors Society of Singapore Ltd (COMPASS)	Licence – Agreement between COMPASS and Nokia Pte Ltd	license agreement for Singapore	01/01/2014	31/12/2014

PART 4 THE DOMAIN NAMES

Domain Name	Paid Through Date	Status	TLD
mixrad.io	15/08/2015	registered locked	.io

mixradio.biz	04/10/2015	registered locked	.biz

mixradio.cn	04/10/2015	registered locked	.cn

mixradio.co.id	02/12/2015	registered locked	.co.id

mixradio.in	04/10/2015	registered locked	.in

mixradio.mobi	04/10/2015	registered locked	.mobi

mixradio.net	18/03/2016	registered locked	.net

mixradio.us	04/10/2015	registered locked	.us

purefi.com	06/05/2015	Registered locked	.com

puremix.com	03/08/2018	Registered locked	.com

and brislabs.com	02/02/2015	Registered locked	.com

PART 5 THE IP AGREEMENTS

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Brasil Crowley Broadcast Analysis do Brasil Ltda.	Digital Music Data Provision	Music chart data	3.9.2013	auto renew

LyricFind Inc.	Service and Content License Agreement for ongoing Services relating to Nokia Music Services	Provision of lyrics to Mix Radio Service & Extension Letter	18.01.2013	One year fixed term, Nokia has a right to extend for additional two 12 months terms

LyricFind Inc.	Data Access Agreement	Provision of lyrics to Nokia Music Services in China	01.10.013	One year fixed term, continues in additional 1 year terms unless terminated in accordance with the agreement

McMaster University	Data Sharing and Co-operation Agreement	Provision of access to service data	31.05.2012	31.05.2017

media control GfK International	DIGITAL MUSIC DATA PROVISION AGMT	Music chart data	15.3.2012	Rolling Renewal

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
media control GfK International	Amendment (NO. 1) to the Music Data Provision Agreement	Amendment to add Territories	7.5.2013	Subject to main agreement

The Official UK Charts company	DIGITAL MUSIC DATA PROVISION AGMT	Music chart data	26.6.2011	Rolling Renewal

The Official UK Charts company	Amendment (NO. 1) to the Music Data Provision Agreement	Amendment to add Streaming Data	signed 18.03.2013	Subject to main agreement

Ticketmaster LLC.	Ticketmaster Affiliate Program	Data for gig finder	20.2.2013	on term by either party

Elisa Corporation	Mobile Operator Billing Agreement for Nokia Music Services	Operator billing service for end users	1.4.2013	One year fixed term, ongoing thereafter until terminated by the giving of 30 day notice by either party

Elisa Corporation	Amendment to Mobile Operator Billing Agreement for Nokia Music Services	Operator billing service for end users	1.7.2014	Subject to main agreement

The Nielsen Company	Nielsen Media Products Data Supply Agreement	Provision of sales information	15.11.2013	14.11.2015 (with auto renewals)

Microsoft Online, Inc	Microsoft Content License Agreement	Content license agreement	01.11.2013	Two years and auto renewal

Syntonetic Media Solutions A/S	Agreement for General Professional Services	Provision of service re music navigation, software and service	17.12.2013	One year fixed term

Syntonectic Media Solutions A/S	Amendment to the Agreement for General Professional Services	Supplement	24.4.2014	17.12.2014

Bristol Music Trust	Sponsorship Agreement	Sponsorship, advertising,	01.10.2013	30.09.2016

University of Cape Town	Framework research agreement	Research and development	1.1.2013	31.12.2017

AM Steinberg Advisors	Agreement for Consultancy Assignements 2.2	Consultancy Assignement	24/04/2014	30/09/2014

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
The Nielsen Company	Nielsen License Agreement for Entertainment Data and Services	License Agreement for Charts data with Nielsen Company LLC	09/06/2014	08/06/2015

Cooking Vinyl Publishing	License Agreement for Certain Master Recordings, Music and Underlying Works Thereof	License for preload	22/04/2014	Remains in force as long as Nokia is selling the Nokia Product

Gibson Brands Inc.	Agreement for providing material for use in advertising campaign for MixRadio.	Agreement for Trademark/promotional material	01/05/2014	No expiry date

YuMe Inc.	Agreement for software evaluation	Software Evaluation	31/07/2014	9/31/2014 & Option to renew by written agreement

Beijing Golden Dynamic Software Development Co., Ltd	Agreement for Consultancy Assignments	Consultancy	01/01/2014	31/12/2014

Branded Ltd and Indian Television Dot Com Pvt. Ltd.	Sponsorship Agreement	Sponsorship	26/11/2014	Earlier of the following: i) Future Events (as specified in the agreement) have been completed; ii) Nokia have been refused to sponsor the Event (as specified in the agreement)for 2015

Dolby Laboratories inc	software licensing agreement	Software Licensing	01/10/2012	No expiry date

BJ Wuxianjinli SW Development CO LT	Purchase order for Nokia Music Content Aggregation 3rd year	Purchase order	17/04/2014	N/A

Uservoice Inc	Sofware service agreement	Agreement for software as a service relating to uservoice service for mixradio	01/08/2014	31/07/2019

Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
AVC Edelman Company Ltd	Services Agreement	Promoting of MMO’s online music service (MixRadio)	01/07/2014	In force until the Services re Project are finalized or until terminated in accordance with the general conditions

BigChampagne	Digital Music Data Provision Agreement	Supply of sales and streaming information	13/06/2013	6/12/2014 and auto renew

Xamarin Inc	Agreement For Software Tools Licensing	Software Tools Licensing	01/09/2014	31/08/2015

Ab Leading High Performance Ltd	Agreement for Services	Management Consulting	15/08/2014	01/06/2015

Ab Leading High Performance Ltd	Amendment to Agreement for Services	Management Consulting	26/09/2014	01/06/2015

Fan Tan Entertainment Inc.	Agreement for Services	Management Consulting	21/07/2014	31/12/2014

Fan Tan Entertainment Inc.	Amendment to Agreement for Services	Management Consulting	01/09/2014	31/12/2014

Mosaic Island	Agreement for WS Development and Consultancy Projects	SW Development and consultancy	06/10/2014	09/03/2015

Musiikkituottajat – IFPI Finland ry	Sponsorship Agreement	sponsorship of Finland music charts	01/01/2014	31/12/2014

Musiikkituottajat – IFPI Finland ry	Amendment Agreement	sponsorship of Finland music charts	21/11/2014	31/12/2015

PART 6 THIRD PARTY SOFTWARE

1.	Beyond Compare
2.	Acrobat Pro
3.	Adobe Aftereffects 5.5
4.	Adobe Creative Suite CS5
5.	Adobe CS5 Design Premium
6.	Adobe Photoshop
7.	Adobe Web Premium CS3
8.	Adobe Web Premium CS5
9.	Agent Ransack
10.	AgileZen
11.	Balsamiq
12.	Beyond compare
13.	Browserstack
14.	Campfire
15.	Dreamweaver
16.	Glyphs 1.3.22 (496)
17.	HP quality center (VLM)
18.	IntelliJ 13 Ultimate Edition
19.	Keynote
20.	Microsoft Project
21.	Microsoft Visio
22.	Microsoft Visual Studio
23.	MindManger
24.	OmniGraffle Pro 5.4.2
25.	PagerDuty
26.	PHPStorm
27.	Resharper
28.	Snag IT
29.	Sprout Social
30.	Sublime Text 2
31.	SublimeText
32.	Tableau
33.	VisionApp
34.	VMWare
35.	Wirecast by Telestream

PART 7 OPEN SOURCE SOFTWARE

Team	Name
Watchmen	Media Info

Watchmen	Notepad++

Watchmen	7Zip

Watchmen	Nunit

Watchmen	MP3Lib

Watchmen	JSON.Net

Watchmen	Taglib-sharp

Team	Name
Watchmen	ID3Lib

Watchmen	Ionic.Zip

Watchmen	UITS tool

Watchmen	MOQ

Watchmen	SharpZipLib

Watchmen	Flac.exe

Watchmen	NLog

Watchmen	NMock

Watchmen	NMock2

Watchmen	Tortoise-Git

Web	Nodejs

Web	ReactJS

Web	BackboneJs

Web	Jplayer

Web	Director

Web	ES5Shim

Web	Jquery

Web	Lodash

Web	Mustache

Web	Statesman

Web	I18j-ns

Ops	Centos

Ops	Nagios

Ops	Cacti

Ops	Nexus

Ops	Apache HTTPD

Ops	Jboss

Ops	Jetty

Ops	MySql

Ops	MongoDB

Windows Client	JSON.Net

Windows Client	WinRT XAML Toolkit

Windows Client	SharpDX

Windows Client	SpecFlow *

Team	Name
Windows Client	Jenkins *

Windows Client	Nunit *

Windows Client	StyleCop *

Windows Client	ImageTools

Windows Client	WP Toolkit

Windows Client	SharpSerializer

Windows Client	Ionic.Zlib

Windows Client	SharpZipLib

Windows Client	WriteableBitmapEx

Windows Client	ID3.NET

Windows Client	SQLite

Windows Client	SQLite wrapper

Windows Client	SQLite native bridge

Windows Client	MOQ *

Windows Client	Sterling

Windows Client	XAML Styler *

Windows Client	NChurn *

Windows Client	OpenCover *

Windows Client	Nokia Imaging SDK

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-http-fake

Asimov	clj-time

Asimov	clojure-complete

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	commons-collections

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit

Team	Name
Asimov	metrics-clojure

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	ring-utils

Asimov	httpclient

Asimov	httpcore

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	rest-cljer

Asimov	ring-middleware-format

Asimov	samsa

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-http-fake

Asimov	clj-time

Asimov	clojure-complete

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	metrics-servlet

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit

Team	Name
Asimov	metrics-clojure

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	ring-utils

Asimov	httpclient

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	rest-cljer

Asimov	ring-jetty-adapter

Asimov	ring-middleware-format

Asimov	closchema

Asimov	logback-classic

Asimov	cheshire

Asimov	cinemagraph-loop

Asimov	clj-http

Asimov	clj-http-fake

Asimov	clj-time

Asimov	clojure-complete

Asimov	multipart

Asimov	rest-client-driver

Asimov	microsoft-windowsazure-api

Asimov	monger

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	metrics-servlet

Asimov	commons-io

Team	Name
Asimov	commons-lang

Asimov	compojure

Asimov	compojure-throttle

Asimov	environ

Asimov	jai-core

Asimov	jai_codec

Asimov	junit

Asimov	metrics-clojure

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	thumbnailator

Asimov	instrumented-ring-jetty-adapter

Asimov	ring-utils

Asimov	httpclient

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	rest-cljer

Asimov	ring-middleware-format

Asimov	slingshot

Asimov	xuggle-xuggler

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-http-fake

Asimov	clj-nokia-sso

Asimov	clj-time

Team	Name
Asimov	clojure-complete

Asimov	clout

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	metrics-servlet

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit

Asimov	metrics-clojure

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	ring-utils

Asimov	httpclient

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	rest-cljer

Asimov	ring-jetty-adapter

Asimov	ring-middleware-format

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-http-fake

Asimov	clj-keymaster-client

Team	Name
Asimov	clj-time

Asimov	clojure-complete

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit

Asimov	korma

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	mysql-connector-java

Asimov	mysql-connector-mxj

Asimov	instrumented-ring-jetty-adapter

Asimov	ring-utils

Asimov	httpclient

Asimov	httpcore

Asimov	clojure

Asimov	data.xml

Asimov	data.zip

Asimov	java.jdbc

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	rest-cljer

Asimov	ring-middleware-format

Asimov	slingshot

Asimov	validation-clj

Asimov	closchema

Team	Name
Asimov	logback-classic

Asimov	logback-core

Asimov	cheshire

Asimov	clj-http

Asimov	clj-webdriver

Asimov	clojure-complete

Asimov	rest-client-driver

Asimov	monger

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit-dep

Asimov	midje

Asimov	ring-utils

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	hamcrest-all

Asimov	runtime

Asimov	selenium-server

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	re-rand

Asimov	rest-cljer

Asimov	ring-devel

Asimov	ring-jetty-adapter

Asimov	slingshot

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-http-fake

Team	Name
Asimov	clj-time

Asimov	clojure-complete

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	commons-collections

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit

Asimov	korma

Asimov	metrics-clojure

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	jtds

Asimov	ring-utils

Asimov	httpclient

Asimov	httpcore

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	rest-cljer

Asimov	ring-middleware-format

Asimov	samsa

Asimov	clojure-complete

Asimov	tools.nrepl

Team	Name
Asimov	samsa

Asimov	logback-classic

Asimov	jackson-databind

Asimov	bonecp

Asimov	metrics-graphite

Asimov	metrics-httpclient

Asimov	metrics-logback

Asimov	commons-io

Asimov	commons-lang

Asimov	servlet-api

Asimov	joda-time

Asimov	mysql-connector-java

Asimov	httpclient

Asimov	httpcore

Asimov	jackson-core-asl

Asimov	jackson-mapper-asl

Asimov	hsqldb

Asimov	resteasy-jackson-provider

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	runtime

Asimov	quartz

Asimov	spring-context-support

Asimov	spring-jdbc

Asimov	spring-tx

Asimov	spring-web

Asimov	cglib-nodep

Asimov	metrics-servlet

Asimov	metrics-web

Asimov	aspectjweaver

Asimov	jcl-over-slf4j

Asimov	rest-client-driver

Asimov	rest-server-driver

Asimov	junit-dep

Team	Name
Asimov	hamcrest-core

Asimov	hamcrest-library

Asimov	hsqldb

Asimov	mockito-core

Asimov	cheshire

Asimov	clojure-complete

Asimov	kafka-2.9.2

Asimov	clojure

Asimov	tools.nrepl

Asimov	logback-classic

Asimov	echonest-api

Asimov	jackson-databind

Asimov	metrics-core

Asimov	metrics-graphite

Asimov	metrics-jetty

Asimov	metrics-logback

Asimov	commons-io

Asimov	commons-io

Asimov	commons-lang

Asimov	javax.inject

Asimov	validation-api

Asimov	jsr311-api

Asimov	joda-time

Asimov	log4j

Asimov	nearestlocation

Asimov	javacsv

Asimov	httpclient

Asimov	httpclient-cache

Asimov	httpcore

Asimov	aspectjrt

Asimov	bcprov-ext-jdk16

Asimov	jackson-core-asl

Asimov	jackson-mapper-asl

Asimov	jetty-server

Team	Name
Asimov	jetty-servlet

Asimov	jetty-webapp

Asimov	hibernate-validator

Asimov	resteasy-jaxb-provider

Asimov	resteasy-jaxrs

Asimov	runtime

Asimov	mongo-java-driver

Asimov	slf4j-api

Asimov	spring-beans

Asimov	spring-context

Asimov	aopalliance

Asimov	cglib-nodep

Asimov	logback-classic

Asimov	metrics-logback

Asimov	metrics-servlet

Asimov	aspectjweaver

Asimov	resteasy-jackson-provider

Asimov	resteasy-spring

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	spring-web

Asimov	logback-classic

Asimov	rest-client-driver

Asimov	rest-server-driver

Asimov	joda-time

Asimov	junit-dep

Asimov	hamcrest-core

Asimov	hamcrest-library

Asimov	mockito-core

Asimov	slf4j-nop

Asimov	bouncer

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Team	Name
Asimov	clj-http-fake

Asimov	clj-time

Asimov	clojure-complete

Asimov	rest-client-driver

Asimov	monger

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	metrics-servlet

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	junit

Asimov	metrics-clojure

Asimov	metrics-clojure-ring

Asimov	midje

Asimov	instrumented-ring-jetty-adapter

Asimov	ring-utils

Asimov	clojure

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	at-at

Asimov	rest-cljer

Asimov	ring-middleware-format

Asimov	logback-classic

Asimov	jackson-databind

Asimov	protobuf-java

Team	Name
Asimov	metrics-core

Asimov	metrics-graphite

Asimov	metrics-servlet

Asimov	commons-beanutils

Asimov	commons-codec

Asimov	commons-collections

Asimov	commons-io

Asimov	commons-lang

Asimov	commons-logging

Asimov	servlet-api

Asimov	joda-time

Asimov	log4j

Asimov	dozer

Asimov	opencsv

Asimov	httpclient

Asimov	httpcore

Asimov	jetty-servlets

Asimov	resteasy-jackson-provider

Asimov	resteasy-jaxb-provider

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	jdom

Asimov	json

Asimov	runtime

Asimov	spring-web

Asimov	soap

Asimov	rest-client-driver

Asimov	rest-driver-shared

Asimov	rest-server-driver

Asimov	json-path-assert

Asimov	junit-dep

Asimov	hamcrest-core

Asimov	hamcrest-library

Asimov	mockito-core

Team	Name
Asimov	selenium-java

Asimov	logback-classic

Asimov	jackson-databind

Asimov	protobuf-java

Asimov	metrics-core

Asimov	metrics-graphite

Asimov	metrics-servlet

Asimov	commons-beanutils

Asimov	commons-codec

Asimov	commons-collections

Asimov	commons-io

Asimov	commons-lang

Asimov	commons-logging

Asimov	servlet-api

Asimov	joda-time

Asimov	log4j

Asimov	dozer

Asimov	opencsv

Asimov	httpclient

Asimov	httpcore

Asimov	jetty-servlets

Asimov	resteasy-jackson-provider

Asimov	resteasy-jaxb-provider

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	jdom

Asimov	json

Asimov	runtime

Asimov	spring-web

Asimov	soap

Asimov	rest-client-driver

Asimov	rest-driver-shared

Asimov	rest-server-driver

Asimov	json-path-assert

Team	Name
Asimov	junit-dep

Asimov	hamcrest-core

Asimov	hamcrest-library

Asimov	mockito-core

Asimov	selenium-java

Asimov	closchema

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-http-fake

Asimov	clj-keymaster-client

Asimov	clj-nokia-sso

Asimov	clj-oauth

Asimov	clj-oauth-server

Asimov	clj-time

Asimov	clojure-complete

Asimov	jackson-databind

Asimov	multipart

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	commons-codec

Asimov	commons-io

Asimov	commons-lang

Asimov	commons-logging

Asimov	compojure

Asimov	environ

Asimov	joda-time

Asimov	junit

Asimov	midje

Asimov	ehcache

Asimov	instrumented-ring-jetty-adapter

Asimov	ring-utils

Asimov	httpclient

Team	Name
Asimov	httpcore

Asimov	clojure

Asimov	core.cache

Asimov	data.json

Asimov	data.xml

Asimov	data.zip

Asimov	tools.logging

Asimov	tools.nrepl

Asimov	libidn

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	jul-to-slf4j

Asimov	slf4j-api

Asimov	spring-core

Asimov	spring-test

Asimov	rest-cljer

Asimov	ring-jetty-adapter

Asimov	ring-middleware-format

Asimov	samsa

Asimov	slingshot

Asimov	logback-classic

Asimov	logback-core

Asimov	echonest-api

Asimov	jackson-databind

Asimov	jackson-jaxrs-json-provider

Asimov	guava

Asimov	protobuf-java

Asimov	protobuf-java

Asimov	json-simple

Asimov	json-path

Asimov	json-path-assert

Asimov	oauth-signature

Asimov	cors-filter

Asimov	xstream

Team	Name
Asimov	ipcalculator

Asimov	metrics-core

Asimov	metrics-core

Asimov	metrics-ehcache

Asimov	metrics-graphite

Asimov	metrics-servlet

Asimov	commons-beanutils

Asimov	commons-beanutils

Asimov	commons-codec

Asimov	commons-collections

Asimov	commons-httpclient

Asimov	commons-io

Asimov	commons-lang

Asimov	jsr311-api

Asimov	joda-time

Asimov	mysql-connector-java

Asimov	dozer

Asimov	ehcache-core

Asimov	opencsv

Asimov	commons-io

Asimov	httpclient

Asimov	httpclient-cache

Asimov	httpcore

Asimov	aspectjrt

Asimov	bcpg-jdk16

Asimov	bcprov-ext-jdk16

Asimov	bcprov-jdk16

Asimov	jackson-core-asl

Asimov	jackson-jaxrs

Asimov	jackson-mapper-asl

Asimov	libidn

Asimov	hamcrest-all

Asimov	jaxrs-api

Asimov	resteasy-jackson-provider

Team	Name
Asimov	resteasy-jaxb-provider

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	jdom

Asimov	json

Asimov	runtime

Asimov	mockito-all

Asimov	jcl-over-slf4j

Asimov	log4j-over-slf4j

Asimov	slf4j-api

Asimov	slf4j-api

Asimov	slf4j-api

Asimov	slf4j-api

Asimov	spring-context

Asimov	spring-core

Asimov	spring-orm

Asimov	spring-oxm

Asimov	spring-test

Asimov	spring-web

Asimov	spring-security-oauth

Asimov	soap

Asimov	xmlunit

Asimov	metrics-graphite

Asimov	aspectjweaver

Asimov	rest-client-driver

Asimov	rest-server-driver

Asimov	json-path-assert

Asimov	javassist

Asimov	junit-dep

Asimov	easymock

Asimov	hamcrest-core

Asimov	hamcrest-library

Asimov	mockito-all

Asimov	mockito-core

Team	Name
Asimov	powermock-api-easymock

Asimov	powermock-api-mockito

Asimov	powermock-module-junit4

Asimov	scribe

Asimov	xmlunit

Asimov	log4j

Asimov	cglib-nodep

Asimov	commons-beanutils

Asimov	commons-collections

Asimov	commons-httpclient

Asimov	commons-lang

Asimov	commons-logging

Asimov	javassist

Asimov	jsr311-api

Asimov	log4j

Asimov	dozer

Asimov	hibernate-annotations

Asimov	hibernate-core

Asimov	hibernate-entitymanager

Asimov	hibernate-validator

Asimov	runtime

Asimov	slf4j-log4j12

Asimov	spring

Asimov	soap

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	dom4j

Asimov	hsqldb

Asimov	jta

Asimov	junit

Asimov	mysql-connector-java

Asimov	easymock

Asimov	cglib-nodep

Asimov	commons-httpclient

Team	Name
Asimov	commons-logging

Asimov	jaxen

Asimov	log4j

Asimov	jdom

Asimov	runtime

Asimov	slf4j-log4j12

Asimov	spring

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	servlet-api

Asimov	jaxen

Asimov	junit

Asimov	easymock

Asimov	cglib-nodep

Asimov	commons-httpclient

Asimov	commons-logging

Asimov	javassist

Asimov	jsr311-api

Asimov	log4j

Asimov	hibernate-annotations

Asimov	hibernate-core

Asimov	hibernate-entitymanager

Asimov	hibernate-validator

Asimov	jdom

Asimov	runtime

Asimov	slf4j-log4j12

Asimov	spring

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	dom4j

Asimov	hsqldb

Asimov	jta

Asimov	junit

Asimov	easymock

Team	Name
Asimov	bultitude

Asimov	logback-classic

Asimov	cheshire

Asimov	clj-http

Asimov	clj-oauth

Asimov	clj-oauth-server

Asimov	clj-time

Asimov	clojure-complete

Asimov	closchema

Asimov	rest-client-driver

Asimov	metrics-graphite

Asimov	metrics-logback

Asimov	commons-io

Asimov	commons-lang

Asimov	compojure

Asimov	environ

Asimov	http.async.client

Asimov	junit

Asimov	midje

Asimov	instrumented-ring-jetty-adapter

Asimov	ring-utils

Asimov	clojure

Asimov	data.xml

Asimov	tools.nrepl

Asimov	runtime

Asimov	jcl-over-slf4j

Asimov	slf4j-api

Asimov	token-bucket

Asimov	logback-classic

Asimov	jackson-databind

Asimov	protobuf-java

Asimov	metrics-core

Asimov	metrics-graphite

Asimov	metrics-servlet

Team	Name
Asimov	commons-beanutils

Asimov	commons-codec

Asimov	commons-collections

Asimov	commons-io

Asimov	commons-lang

Asimov	commons-logging

Asimov	servlet-api

Asimov	joda-time

Asimov	log4j

Asimov	dozer

Asimov	opencsv

Asimov	httpclient

Asimov	httpcore

Asimov	jetty-servlets

Asimov	resteasy-jackson-provider

Asimov	resteasy-jaxb-provider

Asimov	resteasy-jaxrs

Asimov	resteasy-spring

Asimov	jdom

Asimov	json

Asimov	runtime

Asimov	spring-web

Asimov	soap

Asimov	rest-driver-shared

Asimov	rest-server-driver

Asimov	guava

Asimov	json-path-assert

Asimov	junit-dep

Asimov	jetty-server

Asimov	hamcrest-core

Asimov	hamcrest-library

Asimov	mockito-core

Asimov	selenium-java

Asimov	jcl-over-slf4j

Team	Name
Asimov	slf4j-nop

Asimov	oru

Asimov	jquery

Asimov	jquery.xml2json

Asimov	Jquery-ui

Asimov	jquery.maskedinput

Asimov	angular

Asimov	Angular-ui

Asimov	bootstrap

Asimov	Date-en-GB

Asimov	Angular

Asimov	Angular-ui

Asimov	bootstrap

Asimov	Date-en-gb

Asimov	jquery

Asimov	Jquery-min

Asimov	Jquery-xml2json

Asimov	xml2json

Asimov	oru

Asimov	bootstrap-transitions

Asimov	bootstrap

Asimov	underscore

Asimov	MongoDB

Asimov	MySql

Asimov	HSQLDB

Asimov	Jetty

Asimov	JBoss Community

Asimov	Kafka

Asimov	Zookeeper

Asimov	Jenkins

Asimov	Graphite

Fusion	antlr

Fusion	aopalliance

Fusion	apache-collections

Team	Name
Fusion	apache-httpclient

Fusion	apache-log4j

Fusion	asm

Fusion	backport-util-concurrent

Fusion	bultitude

Fusion	c3p0

Fusion	cglib

Fusion	cheshire

Fusion	ch.qos.logback

Fusion	classlojure

Fusion	clj-http-fake

Fusion	clj-http

Fusion	clj-json

Fusion	clj-stacktrace

Fusion	clj-time

Fusion	clj-yaml

Fusion	clojurewerkz

Fusion	clout

Fusion	colorize

Fusion	com.101tec

Fusion	com.amazonaws

Fusion	com.bigml

Fusion	com.bm

Fusion	com.cemerick

Fusion	com.codahale

Fusion	com.fasterxml.jackson.core

Fusion	com.fasterxml.jackson.dataformat

Fusion	com.fasterxml.jackson.datatype

Fusion	com.fasterxml.jackson.jaxrs

Fusion	com.fasterxml.jackson.module

Fusion	com.github.detro.ghostdriver

Fusion	com.github.rest-driver

Fusion	com.google.code.findbugs

Fusion	com.googlecode.json-simple

Team	Name
Fusion	com.googlecode.libphonenumber

Fusion	com.google.guava

Fusion	com.google.inject

Fusion	com.google.protobuf

Fusion	com.h2database

Fusion	com.ibm.icu

Fusion	com.jayway.jsonpath

Fusion	com.jcraft

Fusion	com.jolbox

Fusion	commons-beanutils

Fusion	commons-cli

Fusion	commons-codec

Fusion	commons-collections

Fusion	commons-dbcp

Fusion	commons-dbutils

Fusion	commons-fileupload

Fusion	commons-httpclient

Fusion	commons-http

Fusion	commons-io

Fusion	commons-lang

Fusion	commons-logging

Fusion	commons-pool

Fusion	com.novemberain

Fusion	compojure

Fusion	com.spatial4j

Fusion	com.sun.jersey.contribs.jersey-oauth

Fusion	com.sun.jersey

Fusion	com.sun.xml.bind

Fusion	com.sun.xml.stream

Fusion	com.thoughtworks.paranamer

Fusion	com.weiglewilczek.slf4s

Fusion	com.yammer.metrics

Fusion	couchbase

Fusion	crouton

Team	Name
Fusion	de.undercouch

Fusion	digest

Fusion	dom4j

Fusion	environ

Fusion	gfrlog

Fusion	gui-diff

Fusion	hibernate

Fusion	hiccup

Fusion	hsqldb

Fusion	httpunit

Fusion	io.netty

Fusion	javassist

Fusion	jaxen

Fusion	jboss

Fusion	jboss.jbossws

Fusion	jdom

Fusion	jline

Fusion	jmock

Fusion	joda-time

Fusion	jtidy

Fusion	junit

Fusion	leiningen-core

Fusion	log4j

Fusion	metrics-clojure

Fusion	metrics-clojure-ring

Fusion	midje

Fusion	mx4j

Fusion	mysql

Fusion	net.java.dev.jna

Fusion	net.jcip

Fusion	net.logstash.logback

Fusion	net.minidev

Fusion	net.schmizz

Fusion	net.sf.dozer

Team	Name
Fusion	net.sf.ehcache

Fusion	net.sf.jopt-simple

Fusion	net.sf.jsr107cache

Fusion	net.sf.opencsv

Fusion	net.sourceforge.cssparser

Fusion	net.sourceforge.htmlunit

Fusion	net.sourceforge.nekohtml

Fusion	net.sourceforge.pinyin4j

Fusion	net.spy

Fusion	ns-tracker

Fusion	ordered

Fusion	org.apache.commons

Fusion	org.apache.curator

Fusion	org.apache.geronimo.specs

Fusion	org.apache.httpcomponents

Fusion	org.apache.lucene

Fusion	org.apache.maven

Fusion	org.apache.maven.wagon

Fusion	org.apache.mina

Fusion	org.apache.solr

Fusion	org.apache.sshd

Fusion	org.apache.zookeeper

Fusion	org.aspectj

Fusion	org.bouncycastle

Fusion	org.carrot2

Fusion	org.clojars.mantree

Fusion	org.clojure

Fusion	org.codehaus.jackson

Fusion	org.codehaus.jettison

Fusion	org.codehaus.plexus

Fusion	org.codehaus.woodstox

Fusion	org.dbunit

Fusion	org.easymock

Fusion	org.eclipse.jetty

Team	Name
Fusion	org.eclipse.jetty.orbit

Fusion	org.gnu.inet

Fusion	org.hamcrest

Fusion	org.hibernate

Fusion	org.jboss.ejb3

Fusion	org.jboss

Fusion	org.jboss.javaee

Fusion	org.jboss.logging

Fusion	org.jboss.metadata

Fusion	org.jboss.resteasy

Fusion	org.jdom

Fusion	org.joda

Fusion	org.json

Fusion	org.jsoup

Fusion	org.jvnet.jaxb2_commons

Fusion	org.kitchen-eel

Fusion	org.mockito

Fusion	org.mongodb

Fusion	org.mongojack

Fusion	org.mortbay.jetty

Fusion	org.objenesis

Fusion	org.python

Fusion	org.quartz-scheduler

Fusion	org.scala-lang

Fusion	org.scannotation

Fusion	org.seleniumhq.selenium

Fusion	org.slf4j

Fusion	org.sonatype.aether

Fusion	org.sonatype.sisu

Fusion	org.specs2

Fusion	org.springframework.data

Fusion	org.springframework

Fusion	org.springframework.ldap

Fusion	org.springframework.retry

Team	Name
Fusion	org.springframework.security

Fusion	org.w3c.css

Fusion	org.webbitserver

Fusion	org.xerial.snappy

Fusion	org.yaml

Fusion	overtone

Fusion	ragtime

Fusion	re-rand

Fusion	rest-cljer

Fusion	rhino

Fusion	ring

Fusion	ring-middleware-format

Fusion	robert

Fusion	slingshot

Fusion	soap

Fusion	stax

Fusion	swiss-arrows

Fusion	tigris

Fusion	useful

Fusion	utilize

Fusion	xalan

Fusion	xerces

Fusion	xml-apis

Fusion	xmlunit

Fusion	xom

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	aws-java-sdk

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	commons-io

Magnum	commons-lang

Team	Name
Magnum	javax.inject

Magnum	joda-time

Magnum	opencsv

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	wikitext-core

Magnum	wikitext-mediawiki-core

Magnum	resteasy-client

Magnum	resteasy-spring

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-web

Magnum	xalan

Magnum	jackson-databind

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	joda-time

Magnum	junit

Magnum	junit-dep

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	metrics-jetty

Magnum	commons-dbcp

Team	Name
Magnum	commons-io

Magnum	commons-lang

Magnum	hsqldb

Magnum	javax.inject

Magnum	mysql-connector-java

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxb-provider

Magnum	resteasy-spring

Magnum	jsonassert

Magnum	slf4j-log4j12

Magnum	spring-beans

Magnum	spring-jdbc

Magnum	spring-test

Magnum	spring-web

Magnum	junit-dep

Magnum	dbunit

Magnum	hsqldb

Magnum	mockito-core

Magnum	commons-codec

Magnum	jetty-servlets

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	selenium-java

Magnum	logback-classic

Magnum	cheshire

Magnum	clj-http

Team	Name
Magnum	clj-time

Magnum	aws-java-sdk

Magnum	rest-client-driver

Magnum	environ

Magnum	junit

Magnum	midje

Magnum	clojure

Magnum	data.json

Magnum	tools.logging

Magnum	jul-to-slf4j

Magnum	slf4j-api

Magnum	rest-cljer

Magnum	logback-classic

Magnum	aws-java-sdk

Magnum	jackson-databind

Magnum	guava

Magnum	metrics-jetty

Magnum	commons-codec

Magnum	commons-collections

Magnum	commons-io

Magnum	commons-lang

Magnum	joda-time

Magnum	json-lib

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-servlets

Magnum	jetty-webapp

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	xom

Team	Name
Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	slf4j-simple

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	commons-dbcp

Magnum	commons-httpclient

Magnum	commons-io

Magnum	commons-jxpath

Magnum	commons-lang

Magnum	javax.inject

Magnum	jaxen

Magnum	joda-time

Magnum	log4j

Magnum	jtds

Magnum	aspectjrt

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxb-provider

Magnum	resteasy-jaxrs

Magnum	resteasy-spring

Magnum	jdom

Magnum	jaxb2-basics-runtime

Magnum	runtime

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-jdbc

Magnum	spring-web

Magnum	xmlunit

Magnum	aspectjweaver

Magnum	rest-client-driver

Team	Name
Magnum	rest-server-driver

Magnum	json-simple

Magnum	junit-dep

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	commons-io

Magnum	commons-lang

Magnum	commons-net

Magnum	javax.inject

Magnum	joda-time

Magnum	sshj

Magnum	httpclient

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	resteasy-client

Magnum	resteasy-spring

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-web

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit-dep

Team	Name
Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	axis

Magnum	dbdeploy-core

Magnum	gwt-servlet

Magnum	jsch

Magnum	smartgwt

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	commons-codec

Magnum	commons-collections

Magnum	commons-configuration

Magnum	commons-dbcp

Magnum	commons-httpclient

Magnum	commons-lang

Magnum	icontrol

Magnum	javassist

Magnum	mail

Magnum	smack

Magnum	smackx

Magnum	joda-time

Magnum	junit

Magnum	log4j

Magnum	mysql-connector-java

Magnum	commons-compress

Magnum	commons-io

Magnum	maven-plugin-api

Magnum	velocity

Magnum	aspectjrt

Magnum	aspectjweaver

Magnum	jackson-core-asl

Magnum	jackson-jaxrs

Magnum	jackson-mapper-asl

Team	Name
Magnum	jackson-mapper-asl

Magnum	jackson-xc

Magnum	dbunit

Magnum	hibernate-annotations

Magnum	hibernate-core

Magnum	hibernate-validator

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxb-provider

Magnum	resteasy-jaxrs

Magnum	resteasy-spring

Magnum	pircbot

Magnum	basic

Magnum	runtime

Magnum	jetty

Magnum	jetty-util

Magnum	selenium-java-client-driver

Magnum	slf4j-simple

Magnum	spring-aop

Magnum	spring-aspects

Magnum	spring-context-support

Magnum	spring-jdbc

Magnum	spring-orm

Magnum	spring-test

Magnum	spring-web

Magnum	spring-webmvc

Magnum	spring-security-config

Magnum	spring-security-core

Magnum	spring-security-web

Magnum	spring-modules-jakarta-commons

Magnum	velocity-tools

Magnum	jetty-management

Magnum	jsp-2.1

Magnum	jsp-api-2.1

Magnum	rest-server-driver

Team	Name
Magnum	maven-jstestdriver-plugin

Magnum	h2

Magnum	commons-beanutils

Magnum	dom4j

Magnum	junit

Magnum	junit

Magnum	hamcrest-all

Magnum	jmock-junit3

Magnum	mockito-all

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	aws-java-sdk

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	commons-io

Magnum	commons-lang

Magnum	javax.inject

Magnum	joda-time

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	elasticsearch

Magnum	elasticsearch-cloud-aws

Magnum	resteasy-client

Magnum	resteasy-spring

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Team	Name
Magnum	spring-beans

Magnum	spring-context

Magnum	spring-web

Magnum	snappy-java

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	elasticsearch-test

Magnum	junit

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	commons-io

Magnum	commons-lang

Magnum	javax.inject

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	elasticsearch

Magnum	elasticsearch-cloud-aws

Magnum	resteasy-spring

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-web

Team	Name
Magnum	rest-server-driver

Magnum	elasticsearch-test

Magnum	junit-dep

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	aws-java-sdk

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	guava

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	commons-collections

Magnum	commons-io

Magnum	commons-lang

Magnum	javax.inject

Magnum	joda-time

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-servlets

Magnum	jetty-webapp

Magnum	elasticsearch

Magnum	elasticsearch-cloud-aws

Magnum	resteasy-client

Magnum	resteasy-spring

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-web

Team	Name
Magnum	snappy-java

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	elasticsearch-test

Magnum	commons-codec

Magnum	junit

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	logback-classic

Magnum	clj-http

Magnum	clj-time

Magnum	aws-java-sdk

Magnum	rest-client-driver

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	commons-lang

Magnum	compojure

Magnum	environ

Magnum	junit

Magnum	midje

Magnum	ring-utils

Magnum	clojure

Magnum	data.json

Magnum	data.xml

Magnum	data.zip

Magnum	tools.logging

Magnum	jackson-core-asl

Magnum	runtime

Magnum	jul-to-slf4j

Magnum	slf4j-api

Magnum	rest-cljer

Magnum	ring-jetty-adapter

Magnum	slingshot

Team	Name
Magnum	cglib-nodep

Magnum	logback-classic

Magnum	aws-java-sdk

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	commons-io

Magnum	commons-lang

Magnum	javax.inject

Magnum	joda-time

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	resteasy-client

Magnum	resteasy-spring

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-web

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit-dep

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	commons-httpclient

Magnum	backport-util-concurrent

Team	Name
Magnum	logback-classic

Magnum	logback-core

Magnum	jackson-databind

Magnum	json-path-assert

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	metrics-logback

Magnum	commons-io

Magnum	commons-lang

Magnum	log4j

Magnum	mongo-jackson-mapper

Magnum	commons-lang3

Magnum	httpclient

Magnum	httpcore

Magnum	jackson-core-asl

Magnum	jackson-jaxrs

Magnum	jackson-mapper-asl

Magnum	easymock

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxb-provider

Magnum	resteasy-jaxrs

Magnum	runtime

Magnum	mongo-java-driver

Magnum	scribe

Magnum	slf4j-api

Magnum	spring-context

Magnum	spring-context-support

Magnum	spring-web

Team	Name
Magnum	xmlunit

Magnum	aopalliance

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	metrics-logback

Magnum	metrics-servlet

Magnum	metrics-web

Magnum	joda-time

Magnum	aspectjweaver

Magnum	resteasy-spring

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	spring-web

Magnum	logback-classic

Magnum	jackson-databind

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit

Magnum	easymock

Magnum	easymockclassextension

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	powermock-api-easymock

Magnum	powermock-api-mockito

Magnum	powermock-module-junit4

Magnum	slf4j-nop

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	aws-java-sdk

Magnum	jackson-databind

Magnum	jackson-jaxrs-json-provider

Magnum	metrics-graphite

Team	Name
Magnum	metrics-jetty

Magnum	commons-io

Magnum	commons-lang

Magnum	javax.inject

Magnum	jaxen

Magnum	joda-time

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	resteasy-client

Magnum	resteasy-spring

Magnum	jdom

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-web

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit

Magnum	junit-dep

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	commons-httpclient

Magnum	logback-classic

Magnum	jackson-databind

Magnum	jackson-datatype-joda

Magnum	annotations

Team	Name
Magnum	json-simple

Magnum	h2

Magnum	sqljdbc4

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	metrics-logback

Magnum	commons-io

Magnum	commons-lang

Magnum	joda-time

Magnum	httpclient

Magnum	httpcore

Magnum	jackson-core-asl

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	jaxrs-api

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxb-provider

Magnum	resteasy-jaxrs

Magnum	json

Magnum	runtime

Magnum	slf4j-api

Magnum	spring-context

Magnum	spring-test

Magnum	spring-web

Magnum	spring-data-jdbc-core

Magnum	spring-data-jpa

Magnum	xmlunit

Magnum	aopalliance

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	metrics-logback

Magnum	metrics-servlet

Team	Name
Magnum	metrics-web

Magnum	resteasy-spring

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	log4j-over-slf4j

Magnum	spring-web

Magnum	logback-classic

Magnum	jackson-databind

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	json-path

Magnum	json-path-assert

Magnum	junit

Magnum	junit-dep

Magnum	easymock

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-all

Magnum	mockito-core

Magnum	slf4j-nop

Magnum	logback-classic

Magnum	commons-io

Magnum	joda-time

Magnum	httpcore

Magnum	velocity

Magnum	jetty-servlets

Magnum	phantomjsdriver

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	json-path

Magnum	json-path-assert

Magnum	junit

Magnum	jackson-core-asl

Magnum	jackson-mapper-asl

Team	Name
Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	selenium-java

Magnum	selenium-remote-driver

Magnum	selenium-server

Magnum	xmlunit

Magnum	c3p0

Magnum	jira-rest-java-client

Magnum	json-simple

Magnum	json-path

Magnum	commons-io

Magnum	commons-lang

Magnum	hsqldb

Magnum	javax.inject

Magnum	mail

Magnum	joda-time

Magnum	log4j

Magnum	mysql-connector-java

Magnum	httpclient

Magnum	httpcore

Magnum	velocity

Magnum	jackson-core-asl

Magnum	jackson-jaxrs

Magnum	jackson-mapper-asl

Magnum	jackson-xc

Magnum	hibernate-commons-annotations

Magnum	hibernate-entitymanager

Magnum	hibernate-validator

Magnum	jpa-api

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxb-provider

Magnum	resteasy-jaxrs

Magnum	resteasy-spring

Magnum	runtime

Team	Name
Magnum	slf4j-api

Magnum	slf4j-log4j12

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-core

Magnum	spring-jdbc

Magnum	spring-orm

Magnum	spring-webmvc

Magnum	spring-security-config

Magnum	spring-security-core

Magnum	spring-security-ldap

Magnum	spring-security-web

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	junit-dep

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	mockito-core

Magnum	httpcore

Magnum	velocity

Magnum	jetty-servlets

Magnum	phantomjsdriver

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	json-path

Magnum	json-path-assert

Magnum	junit-dep

Magnum	jackson-core-asl

Magnum	jackson-mapper-asl

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	selenium-java

Magnum	slf4j-simple

Magnum	xmlunit

Team	Name
Magnum	c3p0

Magnum	logback-classic

Magnum	clj-ftp

Magnum	clj-http

Magnum	clj-time

Magnum	postal

Magnum	rest-client-driver

Magnum	sqljdbc4

Magnum	monger

Magnum	lazytest

Magnum	metrics-graphite

Magnum	metrics-logback

Magnum	commons-io

Magnum	commons-lang

Magnum	compojure

Magnum	environ

Magnum	junit

Magnum	midje

Magnum	httpclient

Magnum	httpcore

Magnum	clojure

Magnum	data.json

Magnum	data.xml

Magnum	data.zip

Magnum	java.jdbc

Magnum	tools.logging

Magnum	runtime

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Magnum	slf4j-api

Magnum	at-at

Magnum	ring-jetty-adapter

Magnum	ring-middleware-format

Magnum	logback-classic

Team	Name
Magnum	jackson-databind

Magnum	jsch

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	metrics-jetty

Magnum	metrics-logback

Magnum	commons-io

Magnum	commons-lang

Magnum	commons-net

Magnum	ftp4j

Magnum	mail

Magnum	joda-time

Magnum	junit-dep

Magnum	httpclient

Magnum	httpcore

Magnum	jetty-server

Magnum	jetty-servlet

Magnum	jetty-webapp

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	runtime

Magnum	mockito-core

Magnum	slf4j-api

Magnum	spring-context

Magnum	aopalliance

Magnum	cglib-nodep

Magnum	logback-classic

Magnum	metrics-logback

Magnum	metrics-servlet

Magnum	metrics-web

Magnum	aspectjweaver

Magnum	resteasy-spring

Magnum	jcl-over-slf4j

Magnum	jul-to-slf4j

Team	Name
Magnum	spring-web

Magnum	logback-classic

Magnum	jackson-databind

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	commons-io

Magnum	junit-dep

Magnum	httpclient

Magnum	hamcrest-core

Magnum	hamcrest-library

Magnum	runtime

Magnum	MockFtpServer

Magnum	mockito-core

Magnum	logback-classic

Magnum	logback-core

Magnum	bonecp

Magnum	metrics-core

Magnum	metrics-graphite

Magnum	commons-codec

Magnum	commons-dbcp

Magnum	commons-httpclient

Magnum	commons-io

Magnum	commons-lang

Magnum	jta

Magnum	validation-api

Magnum	joda-time

Magnum	junit-dep

Magnum	log4j

Magnum	mysql-connector-java

Magnum	opencsv

Magnum	httpclient

Magnum	maven-jmeter-plugin

Magnum	lucene-core

Magnum	aspectjrt

Team	Name
Magnum	jackson-core-asl

Magnum	jackson-mapper-asl

Magnum	hibernate-core

Magnum	hibernate-entitymanager

Magnum	hibernate-validator

Magnum	hibernate-validator-legacy

Magnum	jpa-api

Magnum	resteasy-jackson-provider

Magnum	resteasy-jackson-provider

Magnum	resteasy-jaxrs

Magnum	resteasy-spring

Magnum	runtime

Magnum	quartz

Magnum	slf4j-api

Magnum	spring-beans

Magnum	spring-context

Magnum	spring-context-support

Magnum	spring-core

Magnum	spring-jdbc

Magnum	spring-orm

Magnum	spring-tx

Magnum	spring-web

Magnum	aspectjweaver

Magnum	rest-client-driver

Magnum	rest-server-driver

Magnum	h2

Magnum	commons-dbcp

Magnum	junit

Magnum	junit-dep

Magnum	dbunit

Magnum	easymock

Magnum	hamcrest-all

Magnum	hamcrest-core

Magnum	hamcrest-library

Team	Name
Magnum	mockito-core

Magnum	powermock-api-easymock

Magnum	powermock-module-junit4

Magnum	slf4j-simple

Magnum	naming-factory

Magnum	naming-resources

Magnum	xmlunit

Magnum	angular

Magnum	bootstrap-popover

Magnum	bootstrap-tooltip

Magnum	jquery

Magnum	jquery.ba-hashchange

Magnum	jquery-ui

Magnum	vkbeautify.0.95.01.beta.js

Magnum	angular-animate

Magnum	angular

Magnum	angular-route

Magnum	justgage

Magnum	moment

Magnum	raphael

Magnum	ui-bootstrap-tpls

Magnum	underscore

Magnum	angular

Magnum	underscore

Magnum	angular

Magnum	angular-mocks

Magnum	jquery

Magnum	jquery-cookie

Magnum	jquery-ui

Magnum	json-path

Magnum	underscore

Magnum	qunit

Magnum	angular

Magnum	angular-mocks

Team	Name
Magnum	angular-resource

Magnum	angular-ui

Magnum	bootbox

Magnum	bootstrap

Magnum	bootstrap-alert-manager

Magnum	browser-detect

Magnum	jquery

Magnum	jquery-cookie

Magnum	jquery-ui

Magnum	jquery-jplayer

Magnum	jquery-mousewheel

Magnum	underscore

Magnum	sinon

Magnum	jshamcrest

Magnum	MySQL

Magnum	Apache HTTP

Magnum	Apache Tomcat

Magnum	MySQL

Magnum	JBoss

Magnum	OpenFire

Magnum	ElasticSearch

Magnum	MongoDB

SCHEDULE 8

CONTRACTS

PART 1 ICT CONTRACTS

Nil

PART 2 OTHER CONTRACTS

Nokia Contracting Entity	Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Nokia Corporation	Brasil Crowley Broadcast Analysis do Brasil Ltda.	Digital Music Data Provision	Music chart data	3.9.2013	auto renew

Nokia Corporation	LyricFind Inc.	Service and Content License Agreement for ongoing Services relating to Nokia Music Services	Provision of lyrics to Mix Radio Service & Extension Letter	18.01.2013	One year fixed term, Nokia has a right to extend for additional two 12 months terms

Nokia Corporation	LyricFind Inc.	Data Access Agreement	Provision of lyrics to Nokia Music Services in China	01.10.013	One year fixed term, continues in additional 1 year terms unless terminated in accordance with the agreement

Nokia Corporation	McMaster University	Data Sharing and Co-operation Agreement	Provision of access to service data	31.05.2012	31.05.2017

Nokia Corporation	media control GfK International	DIGITAL MUSIC DATA PROVISION AGMT	Music chart data	15.3.2012	Rolling Renewal

Nokia Corporation	media control GfK International	Amendment (NO. 1) to the Music Data Provision Agreement	Amendment to add Territories	7.5.2013	Subject to main agreement

Nokia Corporation	The Official UK Charts company	DIGITAL MUSIC DATA PROVISION AGMT	Music chart data	26.6.2011	Rolling Renewal

Nokia Corporation	The Official UK Charts company	Amendment (NO. 1) to the Music Data Provision Agreement	Amendment to add Streaming Data	signed 18.03.2013	Subject to main agreement

Nokia Corporation	Ticketmaster LLC.	Ticketmaster Affiliate Program	Data for gig finder	20.2.2013	on term by either party

Nokia Corporation	Elisa Corporation	Mobile Operator Billing Agreement for Nokia Music Services	Operator billing service for end users	1.4.2013	One year fixed term, ongoing thereafter until terminated by the giving of 30 day notice by either party

Nokia Corporation	Elisa Corporation	Amendment to Mobile Operator Billing Agreement for Nokia Music Services	Operator billing service for end users	1.7.2014	Subject to main agreement

Nokia Corporation	The Nielsen Company	Nielsen Media Products Data Supply Agreement	Provision of sales information	15.11.2013	14.11.2015 (with auto renewals)

Nokia Corporation	Microsoft Online, Inc	Microsoft Content License Agreement	Content license agreement	01.11.2013	Two years and auto renewal

Nokia Contracting Entity	Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Nokia Corporation	Syntonetic Media Solutions A/S	Agreement for General Professional Services	Provision of service re music navigation, software and service	17.12.2013	One year fixed term

Nokia Corporation	Syntonectic Media Solutions A/S	Amendment to the Agreement for General Professional Services	Supplement	24.4.2014	17.12.2014

Nokia UK Ltd.	Bristol Music Trust	Sponsorship Agreement	Sponsorship, advertising,	01.10.2013	30.09.2016

Nokia Corporation	University of Cape Town	Framework research agreement	Research and development	1.1.2013	31.12.2017

Nokia Corporation	AM Steinberg Advisors	Agreement for Consultancy Assignements 2.2	Consultancy Assignement	24/04/2014	30/09/2014

Nokia Corporation	The Nielsen Company	Nielsen License Agreement for Entertainment Data and Services	License Agreement for Charts data with Nielsen Company LLC	09/06/2014	08/06/2015

Nokia Corporation	Cooking Vinyl Publishing	License Agreement for Certain Master Recordings, Music and Underlying Works Thereof	License for preload	22/04/2014	Remains in force as long as Nokia is selling the Nokia Product

Microsoft Mobile Oy	Gibson Brands Inc.	Agreement for providing material for use in advertising campaign for MixRadio.	Agreement for Trademark/promotional material	01/05/2014	No expiry date

Microsoft Mobile Oy	YuMe Inc.	Agreement for software evaluation	Software Evaluation	31/07/2014	9/31/2014 & Option to renew by written agreement

Nokia (China) Investment Co Ltd	Beijing Golden Dynamic Software Development Co., Ltd	Agreement for Consultancy Assignments	Consultancy	01/01/2014	31/12/2014

Nokia Corporation	Branded Ltd and Indian Television Dot Com Pvt. Ltd.	Sponsorship Agreement	Sponsorship	26/11/2014	Earlier of the following: i) Future Events (as specified in the agreement) have been completed; ii) Nokia have been refused to sponsor the Event (as specified in the agreement)for 2015

Nokia Corporation	Dolby Laboratories inc	software licensing agreement	Software Licensing	01/10/2012	No expiry date

Nokia (China) Investment Co Ltd	BJ Wuxianjinli SW Development CO LT	Purchase order for Nokia Music Content Aggregation 3rd year	Purchase order	17/04/2014	N/A

Microsoft Mobile Oy	Uservoice Inc	Software service agreement	Agreement for software as a service relating to uservoice service for mixradio	01/08/2014	31/07/2019

Nokia Contracting Entity	Supplier Contracting Entity	Agreement Name (descriptive)	Agreement type	Agreement Effective date	Agreement End date
Microsoft Mobile Oy	AVC Edelman Company Ltd	Services Agreement	Promoting of MMO’s online music service (MixRadio)	01/07/2014	In force until the Services re Project are finalized or until terminated in accordance with the general conditions

Nokia Corporation	BigChampagne	Digital Music Data Provision Agreement	Supply of sales and streaming information	13/06/2013	6/12/2014 and auto renew

Microsoft Mobile Oy	Xamarin Inc	Agreement For Software Tools Licensing	Software Tools Licensing	01/09/2014	31/08/2015

Microsoft Mobile Oy	Ab Leading High Performance Ltd	Agreement for Services	Management Consulting	15/08/2014	01/06/2015

Microsoft Mobile Oy	Ab Leading High Performance Ltd	Amendment to Agreement for Services	Management Consulting	26/09/2014	01/06/2015

Microsoft Mobile Oy	Fan Tan Entertainment Inc.	Agreement for Services	Management Consulting	21/07/2014	31/12/2014

Microsoft Mobile Oy	Fan Tan Entertainment Inc.	Amendment to Agreement for Services	Management Consulting	01/09/2014	31/12/2014

Microsoft Mobile Oy	Mosaic Island	Agreement for WS Development and Consultancy Projects	SW Development and consultancy	06/10/2014	09/03/2015

Nokia Corporation	Musiikkituottajat – IFPI Finland ry	Sponsorship Agreement	sponsorship of Finland music charts	01/01/2014	31/12/2014

Microsoft Mobile Oy	Musiikkituottajat – IFPI Finland ry	Amendment Agreement	sponsorship of Finland music charts	21/11/2014	31/12/2015

SCHEDULE 9 MUSIC LICENCE LIABILITIES

The below sets out the manner in which Microsoft calculates amounts owed to rightsholders in respect of the exploitation of sound recordings and musical compositions across the MixRadio, Nokia Music Unlimited, MixRadio + and MixRadio A La Carte services.

Mix Radio

Mix Radio Major Labels: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum across countries and months of (monthly device volume) times (per device minimum fee) times (major label activity ratio), and “invoiced liability” is the sum of (confirmed invoiced fees) by the Major Labels.

Please see worked example set out below

Mix Radio Indie Labels – Incurred Costs: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum across countries and months of (monthly plays) times (per play fee) times (indie label activity ratio), and “invoiced liability” is the sum of (confirmed invoiced fees) by the Indie Labels.

Please see worked example set out below

Mix Radio Indie Labels – Forecasted Costs: (outstanding liability) is calculated as the total global sum of (monthly forecasted plays) times (per play fee) times (cumulative indie label activity ratio), where monthly forecasted plays are calculated as the (24 month cumulative shipments) times (highest plays per 24 month cumulative shipments in the past 12 months), and per play fee is the weighted average per play fee based on global indie label incurred costs at close. 24 Month cumulative shipments is defined as the sum of device shipments with preloaded ad free Nokia / Microsoft Mix Radio clients in the previous 24 months (and excluding the post close Mix Radio preloaded clients where a separate fee is paid to the Buyer or a member of its Group).

Please see worked example set out below

Mix Radio Publishers – Incurred per play costs: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum across countries and months of (monthly plays) times (per play fee) times (per play publisher label activity ratio), and “invoiced liability” is cumulative confirmed invoiced fees by the per play publishers.

Please see worked example set out below

Mix Radio Publishers – Forecasted costs: (outstanding liability) is calculated as the total global sum of (monthly forecasted plays) times (per play fee) times (cumulative per play publisher activity ratio), where “monthly forecasted plays” are calculated as the (24 month cumulative shipments) times (highest plays per 24 month cumulative shipments in the past 12 months), and “per play fee” is the weighted average per play fee based on global per play publisher incurred costs at close.

Please see worked example set out below

Mix Radio Publishers – per device fees: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum across countries and months of (monthly device volume) times (per device minimum fee) times (per device publisher activity ratio), and “invoiced liability” is cumulative confirmed invoiced fees by the per device publisher (i.e. WC).

India NMU

India NMU Labels: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum across service terms and months of (monthly device volume) times (per device service term fee) times (88% cumulative label share, and “invoiced liability” is cumulative confirmed invoiced fees by the relevant Labels, adjusted for any shortfall of annual minimum commitments.

Please see worked example set out below

India NMU Publishers: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum across service terms and months of (monthly device volume) times (per device service term fee) times (12% cumulative publisher share), and “invoiced liability” is cumulative confirmed invoiced fees by the relevant Publishers, adjusted for any shortfall of annual minimum commitments.

Please see worked example set out below

China: Liabilities relating to amounts owed to rights holders in China for the period up to 31 December 2014 do not transfer to the Buyer under the Agreement and do not form part of the Music Licence Liabilities. If any agreement requiring a lump-sum payment is entered into relating to the period commencing after 31 December 2014 the Buyer shall be liable for a pro-rata share of such lump-sum payments from the period from Completion to the end of the relevant agreement provided that the Buyer gives prior written consent to such agreement (such consent not to be unreasonably withheld, conditioned or delayed).

Ala Carte Store: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum of (accrued Label and Publisher ALC revenue shares) for period 2012 to Close, and “invoiced liability” is cumulative (confirmed invoiced ALC revenue shares by the Labels and Publishers) for the period 2012 to Close.

Please see worked example set out below

Mix Radio + Subscriptions: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum of (accrued Label and Publisher subscription revenue shares) and “invoiced liability” is cumulative (confirmed invoiced subscription revenue shares by the Labels and Publishers).

Please see worked example set out below

India NMU Subscriptions: (outstanding liability) is calculated as the (cumulative liability) minus (invoiced liability), where “cumulative liability” is the total sum of (accrued Label and Publisher subscription revenue shares) and “invoiced liability” is cumulative (confirmed invoiced subscription revenue shares by the Labels and Publishers).

Please see worked example set out below

Worked Examples (numbers are examples only)

Mix Radio Major Labels

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 60	=	€ 210	–	€ 150

Cumulative Liability	Equals	Sum (Countries, Months)	of	Device Volume	Times	Per Device Minimum Fee (country)	Times	Major Label Activity Ratio

€ 210	=			500	x	€ 0.60	x	70%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ 150	=			€150

Mix Radio Indie Labels – Incurred Costs

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 4	=	€ 7	–	€ 3

Cumulative Liability	Equals	Sum (Countries, Months)	of	MR Plays	Times	Per Play Fee	Times	Indie Label Activity Ratio

€ 7	=			21,518	x	€ 0.00160	x	19%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ 3	=			€3

Mix Radio Indie Labels – Forecasted Costs

Outstanding Liability	Equals	Sum (Forecasted Months)	of	24 Month cumulative Shipments	Times	Latest 12 month highest Plays per Device	Times	Weighted average Per Play Fee	Times	Indie Label Activity Ratio

€ 52	=			35,436	x	4.14	x	€0.00149	x	24%

Mix Radio Publishers – Per Play Incurred Costs

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 6	=	€ 14	–	€ 8

Cumulative Liability	Equals	Sum (Countries, Months)	of	MR Plays	Times	Per Play Fee	Times	Per Play Publisher Activity Ratio

€ 14	=			21,518	x	€ 0.00078	x	86%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ 8	=			€ 8

Mix Radio Publishers – Forecasted Costs

Outstanding Liability	Equals	Sum (Months)	of	24 Month cumulative Shipments	Times	Latest 12 month highest Plays per Device	Times	Weighted average Per Play Fee	Times	Per Play Publisher Activity Ratio

€ 98	=			35,436	x	4.14	x	€ 0.00078	x	86%

Mix Radio Publishers – Per Device Fee

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 25	=	€ 25	–	€ —

Cumulative Liability	Equals	Sum (Countries, Months)	of	Device Volume	Times	Per Device Minimum Fee (country)	Times	Per Device Publisher Activity Ratio

€ 25	=			500	x	€ 0.350	x	14%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ —	=			€ —

India NMU

India NMU Labels

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 246	=	€ 396	–	€ 150

Cumulative Liability	Equals	Sum (Months, Service Terms)	of	Device Volume	Times	Per Device Fee (Service term)	Times	Label Share

€ 396	=			300	x	€ 1.50	x	88%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ 150	=			€ 150

India NMU Publishers

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 54	=	€ 54	–	€ —

Cumulative Liability	Equals	Sum (Months, Service Terms)	of	Device Volume	Times	Per Device Fee (Service term)	Times	Label Share

€ 54	=			300	x	€ 1.50	x	12%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ —	=			€ —

Ala Carte Store

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 36	=	€ 166	–	€ 130

Cumulative Liability	Equals	Sum (Months)	of	Purchased Quantity	Times	Per Item Cost	Times	Rights Holder Share

€ 166	=			250	x	€ 0.95	x	70%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ 130	=			€130

Mix Radio (and India NMU) Subscriptions

Outstanding Liability	Equals	Cumulative Liability	Minus	Invoiced Liability

€ 239	=	€489	–	€250

Cumulative Liability	Equals	Sum (Months, Country)	of	Subscription Quantity (Country)	Times	Subscription Fee (Country)	Times	Rights Holder Share

€ 489	=			175	x	€3.99	x	70%

Invoiced Liability	Equals	Sum (months)	of	Invoiced fees

€ 250	=			€250

24 month cumulative shipments example assuming devices stop shipping with the service preloaded on 31 December 2014 and the service continues to be available until 31 December 2016

The calculation adds up the device shipments for January 2013 – December 2014 and multiplies those with the plays per device per month to get the forecasted January 2015 plays, then adds up February 2013 – December 2014 device shipments and multiplies those with the plays per device per month to get the forecasted February 2015 plays, and so on. If you decompose the elements of the sum of the multiplications, it will end up having December 2014 device volume times plays per device per month 24 times, November 2014 volume will show up 23 times, and so on, until January 2013 volume is only part of the calculation one time.

Signed by Keith Dolliver	)
Director, for and on behalf of	)	/s/ Keith Dolliver
Microsoft Mobile Oy	)

Signed by Joongho Shin	)
for and on behalf of	)	/s/ Joongho Shin
LINE Corporation	)

Annex A

Employees

Unique Identifier for Deal	Address Book Title (Position Text)	Current Company Country	City
1	Director of Entertainment IMEA	UAE	Dubai
2	Entertainment Manager	UAE	Dubai
3	Entertainment Manager, Brazil	Brazil	Sao Paulo
4	Team Assistant	China	Beijing
5	Operations & Reporting Manager, APAC	China	Beijing
6	Marketing & Social Media Manager, China	China	Beijing
7	Entertainment Manager	China	Beijing
8	Product Manager, Entertainment Services	China	Beijing
9	Head of Entertainment APAC	China	Beijing
10	Head of Music Services & Operations	China	Beijing
11	Head of Content Partnership & BD	China	Beijing
12	Dir Business Development & Partnerships	Germany	Berlin
13	Entertainment Manager	Germany	Ratingen
14	Entertainment Manager	Spain	MADRID
16	VP, Entertainment	Finland	Espoo
17	Senior Software Engineer	Finland	Espoo
18	Senior SW Engineer	Finland	Espoo
19	Senior SW Engineer	Finland	Espoo
20	Senior SW Engineer	Finland	Espoo
21	Principal Engineer	Finland	Espoo
23	Senior Engineer, R&D	Finland	Espoo
24	Senior SW Engineer	Finland	Espoo
25	Head of MP Partnership	Finland	Espoo
26	Head of Sell In	Finland	Espoo
27	Consumer Engagement Editor, Entertainment	Finland	Espoo
28	Entertainment Manager	France	Courbevoie
29	Head of Insights & Value Proposition	United Kingdom	London
30	Industry Marketing & Events Manager	United Kingdom	London
31	Head of Entertainment Product Marketing	United Kingdom	London
32	Entertainment Partnership Manager	United Kingdom	London
33	Marketing Co-Ordinator	United Kingdom	Bristol
34	Music Marketing Activation Manager	United Kingdom	Bristol
35	Digital Marketing Manager – Social Planning	United Kingdom	London
36	Head of SD Partnership & Launch Readiness	United Kingdom	London
37	Principal Designer	United Kingdom	Bristol
38	Senior User Experience Designer	United Kingdom	Bristol
39	Senior Visual Designer	United Kingdom	Bristol
40	Senior Visual designer	United Kingdom	Bristol
41	Principal Designer	United Kingdom	Bristol
42	Head of Discover & Enjoy UX	United Kingdom	Bristol
43	Senior User Experience Designer	United Kingdom	Bristol
44	Junior Visual Designer	United Kingdom	Bristol
45	Principal Designer	United Kingdom	Bristol
46	Principle Designer	United Kingdom	Bristol
47	User Experience Designer	United Kingdom	Bristol

Unique Identifier for Deal	Address Book Title (Position Text)	Current Company Country	City
48	Business and Financial Analyst	United Kingdom	Bristol
49	Promotions Analyst	United Kingdom	Bristol
50	Senior Business Analyst	United Kingdom	Bristol
51	Senior SW Engineer	United Kingdom	Bristol
52	Senior SW Engineer	United Kingdom	Bristol
53	Financial Reporting Analyst	United Kingdom	Bristol
54	Commercial Finance and Reporting Mgr	United Kingdom	Bristol
55	Finance & Control, Program Manager	United Kingdom	Bristol
56	Manager – Data Manager	United Kingdom	Bristol
57	Global Head of Independent Labels	United Kingdom	London
58	Labels Relations Manager	United Kingdom	London
59	Director Head of Major Label Relations	United Kingdom	London
60	Business Development and Partnerships	United Kingdom	Bristol
61	Head of Marketing & Brand Partnerships	United Kingdom	London
62	Graphic Designer	United Kingdom	Bristol
63	Entertainment Manager	United Kingdom	Bristol
64	UK Entertainment Manager	United Kingdom	Bristol
65	Operations Lead – Consumer Engagement	United Kingdom	Bristol
66	Head of Entertainment Europe	United Kingdom	London
67	Partnerships Producer	United Kingdom	Bristol
68	Product Owner	United Kingdom	Bristol
69	Product Owner	United Kingdom	Bristol
70	Senior Product Manager – Music Svcs & Op	United Kingdom	Bristol
71	Mixmanager in Chief	United Kingdom	Bristol
72	Senior Product Manager	United Kingdom	Bristol
73	Senior Product Manager	United Kingdom	Bristol
74	Product Owner	United Kingdom	Bristol
75	Product Manager	United Kingdom	London
76	Content Quality Manager	United Kingdom	Bristol
77	Senior Product Manager	United Kingdom	Bristol
78	Product Owner	United Kingdom	Bristol
79	Product Owner/Entertainment	United Kingdom	Bristol
80	Director – Music and Media Experiences	United Kingdom	Bristol
81	Product Owner	United Kingdom	Bristol
82	Senior Architect	United Kingdom	Bristol
83	Senior Architect	United Kingdom	Bristol
84	Senior Architect	United Kingdom	Bristol
85	Chief Architect	United Kingdom	Bristol
86	Principal Architect	United Kingdom	Bristol
87	Senior Architect	United Kingdom	Bristol
88	Social Mixmaster	United Kingdom	Bristol
89	Social Mixmaster	United Kingdom	Bristol
90	Mixmaster	United Kingdom	Bristol
91	Senior Data Analyst	United Kingdom	Bristol
92	Mixmaster	United Kingdom	Bristol
93	Senior SW Engineer	United Kingdom	Bristol
94	Team Lead	United Kingdom	Bristol
95	Senior SW Engineer	United Kingdom	Bristol
96	Head of Technical Programme & Services	United Kingdom	Bristol

Unique Identifier for Deal	Address Book Title (Position Text)	Current Company Country	City
97	Proto Manager	United Kingdom	Bristol
98	Senior SW Engineer	United Kingdom	Bristol
99	Error Manager	United Kingdom	Bristol
100	Program Manager	United Kingdom	Bristol
101	Trials Project Specialist	United Kingdom	Bristol
102	Head of Consumer Data & Analytics, ENT	United Kingdom	Bristol
103	Senior Program Manager	United Kingdom	Bristol
104	Executive Assistant	United Kingdom	Bristol
105	Senior Program Manager	United Kingdom	Bristol
106	NPS Data Analysis	United Kingdom	Bristol
107	Entertainment E2E Program Mgr – Music	United Kingdom	Bristol
108	Deployment Manager	United Kingdom	London
109	Technical Project Manager	United Kingdom	Bristol
110	Head of Market Effectiveness	United Kingdom	Bristol
111	Senior Program Manager	United Kingdom	Bristol
112	Senior Program Manager	United Kingdom	Bristol
113	Technical Programme Manager	United Kingdom	Bristol
114	Senior Customer Data Analyst	United Kingdom	Bristol
115	Service QA Analyst with Automation	United Kingdom	Bristol
116	Senior SW Engineer	United Kingdom	Bristol
117	Service QA Test Analyst	United Kingdom	Bristol
118	Onboarding tester	United Kingdom	Bristol
119	Mobile Onboarding Test Coordinator	United Kingdom	Bristol
120	Onboarding tester	United Kingdom	Bristol
121	Market On Boarding Team Leader	United Kingdom	Bristol
122	Mobile Onboarding Test Coordinator	United Kingdom	Bristol
123	Onboarding Tester	United Kingdom	Bristol
124	Senior Device Software Tester	United Kingdom	Bristol
125	Mobile Onboarding Project Coordinator	United Kingdom	Bristol
126	Mobile Onboarding Senior Software Engine	United Kingdom	Bristol
127	Team Leader – Device On Boarding	United Kingdom	Bristol
128	Software Engineer	United Kingdom	Bristol
129	Senior SW Engineer	United Kingdom	Bristol
130	Senior Software Engineer	United Kingdom	Bristol
131	Windows Phone Engineer	United Kingdom	Bristol
132	Senior SW Engineer	United Kingdom	Bristol
133	Senior Software Engineer	United Kingdom	Bristol
134	Senior Software Engineer	United Kingdom	Bristol
135	SW Engineer	United Kingdom	Bristol
136	Senior Software Engineer	United Kingdom	Bristol
137	Senior SW Engineer	United Kingdom	Bristol
138	Senior Engineer	United Kingdom	Bristol
139	SW Development Manager	United Kingdom	Bristol
140	Senior SW Engineer	United Kingdom	Bristol
141	Software Development Manager	United Kingdom	Bristol
142	Community Relations & Events Manager	United Kingdom	Bristol
143	Senior SW Engineer	United Kingdom	Bristol
145	Senior SW Engineer	United Kingdom	Bristol
147	Senior SW Engineer	United Kingdom	Bristol

Unique Identifier for Deal	Address Book Title (Position Text)	Current Company Country	City
148	Senior Software Engineer	United Kingdom	Bristol
149	Software Engineer	United Kingdom	Bristol
150	Software Engineer	United Kingdom	Bristol
151	Senior SW Engineer	United Kingdom	Bristol
152	Senior SW Engineer	United Kingdom	Bristol
154	Java Software Engineer	United Kingdom	Bristol
155	Principal SW Engineer	United Kingdom	Bristol
156	Team Assistant – Nokia Entertainment	United Kingdom	Bristol
159	Senior Software Engineer	United Kingdom	Bristol
160	Senior Engineer	United Kingdom	Bristol
161	Senior SW Engineer	United Kingdom	Bristol
162	Senior SW Engineer	United Kingdom	Bristol
163	Software Engineer	United Kingdom	Bristol
164	Senior Software Engineer	United Kingdom	Bristol
165	Senior SW Engineer	United Kingdom	Bristol
166	Senior SW Engineer	United Kingdom	Bristol
167	Principal SW Engineer	United Kingdom	Bristol
170	Senior Software Engineer	United Kingdom	Bristol
171	Senior SW Engineer	United Kingdom	Bristol
172	Software Engineer	United Kingdom	Bristol
174	Senior Software Engineer	United Kingdom	Bristol
175	Software Development Manager	United Kingdom	Bristol
176	Senior software engineer	United Kingdom	Bristol
177	Software Engineer	United Kingdom	Bristol
178	Senior Software Engineer	United Kingdom	Bristol
179	Director, Development and Delivery	United Kingdom	Bristol
180	Senior SW Engineer	United Kingdom	Bristol
181	Senior SW Engineer	United Kingdom	Bristol
182	Senior Software Engineer	United Kingdom	Bristol
183	Senior SW Engineer	United Kingdom	Bristol
184	Software Engineer	United Kingdom	Bristol
185	Software Development Manager	United Kingdom	Bristol
186	Principal SW Engineer	United Kingdom	Bristol
187	Senior Software Engineer	United Kingdom	Bristol
189	Software Engineer	United Kingdom	Bristol
190	Senior Engineer	United Kingdom	Bristol
191	Service Delivery Manager	United Kingdom	Bristol
192	Sr. Database Analyst	United Kingdom	Bristol
193	Senior SW Engineer	United Kingdom	Bristol
195	Head of Service Delivery	United Kingdom	Bristol
197	Live Service Manager	United Kingdom	Bristol
198	Principal Engineer	United Kingdom	Bristol
199	Security and Privacy Specialist	United Kingdom	Bristol
200	Senior Engineer	United Kingdom	Bristol
201	Senior SW Engineer	United Kingdom	Bristol
202	Database Administrator	United Kingdom	Bristol
203	Production DBA	United Kingdom	Bristol
204	Senior Digital Content Analyst	United Kingdom	Bristol
205	Content Solutions Developer	United Kingdom	Bristol

Unique Identifier for Deal	Address Book Title (Position Text)	Current Company Country	City
207	Content Solutions Developer	United Kingdom	Bristol
208	Project Manager, Content Operations	United Kingdom	Bristol
209	Content Solutions Developer	United Kingdom	Bristol
210	Manager Entertainment Content Operations	United Kingdom	Bristol
211	Supply Chain Coordinator	United Kingdom	Bristol
212	Supply Chain Coordinator	United Kingdom	Bristol
213	Supply Chain Support Team Leader	United Kingdom	Bristol
214	Supply Chain Coordinator	United Kingdom	Bristol
215	Entertainment Manager	Indonesia	Jakarta
216	Product Manager	India	Mumbai
218	Entertainment Manager	India	Mumbai
219	Content & Operations Lead – IMEA	India	Mumbai
220	Manager – Consumer Engagement	India	Mumbai
221	Entertainment Manager	Italy	Milan
222	Partner Manager, Mexico	Mexico	Mexico City
223	Entertainment Lead, Russia	Russian Fed.	Moscow
224	Entertainment Manager	Turkey	Istanbul
225	Director, Music and Cross Ent Experience	USA	New York
226	Administrative Assistant	USA	New York
227	Director Business Planning & Programs	USA	New York
228	Director, Business Affairs & Strategy	USA	New York
229	Global Head of Major Label Relations	USA	New York
230	Global Head of Music Publishing	USA	New York
231	Head of Third Party Partnerships	USA	New York
232	Entertainment Lead, North America	USA	Sunnyvale
233	Head of Entertainment, Americas	USA	New York
234	Music Content and Social Media Manager	USA	Sunnyvale
235	Entertainment Manager – SEA Africa	South Africa	Johannesburg
236	Senior Sourcing Manager	Finland	Espoo
237	Care Project Manager	United Kingdom	Bristol
238	Senior Legal Counsel	United Kingdom	London
239	Finance Manager, Entertainment	United Kingdom	London